As filed with the Securities and Exchange Commission on April 26, 2019.

1933 Act Registration No. 333-221579
1940 Act Registration No. 811-23308

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 2	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 3	[X]

PPM FUNDS
(Exact Name of Registrant as Specified in Charter)

225 W. Wacker Drive, Suite 1200, Chicago, IL 60606
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 312-634-2500

225 W. Wacker Drive, Suite 1200, Chicago, IL 60606
(Mailing Address)

with a copy to:
Mary T. Capasso, Esq.	Ropes & Gray LLP
PPM Funds	32nd Floor
Vice President, Chief Legal Officer, and Assistant Secretary	191 North Wacker Drive
225 W. Wacker Drive, Suite 1200	Chicago, Illinois 60606
Chicago, Illinois 60606	Attn: Rita Rubin, Esq.

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on April 30, 2019 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on __________ pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PPMFunds

Prospectus

April 30, 2019

The Securities and Exchange Commission ("SEC") has not approved or disapproved any of the Funds' shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You may elect to receive shareholder reports and other communications from the Funds electronically by doing one of the following:

- Calling 1-844-446-4PPM (1-844-446-4776)
- Logging into your account online

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the PPM Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds. Instead, the reports will be made available on PPM America's website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports you may elect to do so by contacting the Funds at the phone number listed above or by logging into your account online. Your election to receive reports in paper will apply to all PPM Funds that you own.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

PPMFunds
Summary Prospectus – April 30, 2019

PPM Core Plus Fixed Income Fund
Institutional Shares PKPIX

Before you invest, you may want to review the PPM Core Plus Fixed Income Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Institutional Shares
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0. 19%
Total Annual Fund Operating Expenses	0. 69%
Fee Waiver and Expense Reimbursement[2]	0. 19%
Total Annual Fund Operating Expenses After Fee Waiver	0.50%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.50% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 20 20 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Institutional Shares	$51	$202

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning July 16, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

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Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of debt securities of US and foreign issuers such as government, corporate, mortgage-backed securities and other asset-backed securities and cash equivalents. The Fund’s average portfolio duration will normally vary within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, portfolio duration of two years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately two percent. The Fund seeks to manage duration versus the duration of the benchmark as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in securities rated below investment grade (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans and securities of distressed companies. High yield or junk bonds are bonds rated below BBB- by S&P Global Ratings (“S&P”) or that have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, are determined by PPM to be of comparable quality. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies of which up to 15% may include securities of issuers based in emerging markets. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations. The Fund may invest without limit in US dollar-denominated securities of foreign issuers. The Fund will generally seek to hedge foreign currency exposure (from non-US dollar-denominated securities or currencies) such that foreign currency exposure will normally be limited to 10% of the Fund’s total assets.

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above such as options, futures contracts or swap agreements. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector. The Fund may invest without limitation in derivative instruments. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques (such as dollar rolls). Additionally, the Fund has the ability to invest in money market funds.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Mortgage-related securities risk – Mortgage-related securities are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

US Government securities risk – Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some US Government Securities may greatly exceed their current resources or their legal right to receive support from the US Treasury.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a NRSRO. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds

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is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Income risk - The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Call risk – Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Asset-backed securities risk - Asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments generally receive payments that are part interest and part return of principal. During periods of falling interest rates, borrower prepayment activity generally increases which results in less potential for capital appreciation and may reduce returns. In times of rising interest rates, prepayment activity often declines which may lengthen the duration of the security.

Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, and is subject to the changes in, the value of underlying assets, reference rates, or indices, on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. Derivatives can be highly volatile and the gains or losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments. Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. Certain derivatives may be valued subjectively introducing the risk of mispricing and incorrect valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s net asset value. Certain derivatives transactions may be subject to counterparty risk.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of callable or prepayable securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

When-issued and delayed delivery securities and forward commitments risk – When-issued, delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Counterparty risk – The risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for US federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

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Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

Portfolio Management

Investment Adviser: PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Michael Kennedy is primarily responsible for the day-to day management of the Fund.

Portfolio Managers	Title	Length of Service
Michael Kennedy, CFA	Senior Managing Director	Since inception
Mark Redfearn, CFA	Senior Managing Director	Since inception
Matt Willey, CFA, CPA	Senior Managing Director	Since inception
Erica Lankfer, CFA	Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

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PPMFunds
Summary Prospectus – April 30, 2019

PPM Credit Fund
Institutional Shares PKDIX

Before you invest, you may want to review the PPM Credit Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to realize maximum total return.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0. 19%
Total Annual Fund Operating Expenses	0. 74%
Fee Waiver and Expense Reimbursement[2]	0. 19%
Total Annual Fund Operating Expenses After Fee Waiver	0.55%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.55% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 20 20 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years
Institutional Shares	$56	$217

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning July 16, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, which include, but are not limited to US Government

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and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, preferred securities and floating rate loans, and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives. The Fund will invest primarily in a diversified portfolio of investment grade corporate debt securities of US and foreign issuers. The Fund may invest up to 20% of its total assets in asset-backed or mortgage-backed securities.

The Fund may invest up to 25% in securities of US issuers rated below investment grade (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans and securities of distressed companies. The Fund’s investments in floating rate loans will not exceed 20% of its total assets. High yield or junk bonds are bonds rated below BBB- by S&P Global Ratings (“S&P”) or that have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by PPM to be of comparable quality. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may invest without limitation in derivative instruments subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector. Additionally, the Fund has the ability to invest in money market funds.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Income risk - The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Financial services risk – If the Fund invests a significant portion of its assets in issuers in the financial services of the market, the Fund may be more affected by events influencing the financial services sector than a fund that is more diversified across numerous sectors. An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate.

Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, and is subject to the changes in, the value of underlying assets, reference rates, or indices on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. Derivatives can be highly volatile and the gains or

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losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments. Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. Certain derivatives may be valued subjectively introducing the risk of mispricing and incorrect valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s net asset value. Certain derivatives transactions may be subject to counterparty risk.

Call risk – Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a NRSRO. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Counterparty risk – The risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for US federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

Portfolio Management

Investment Adviser
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Erica Lankfer is primarly responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Michael Kennedy, CFA	Senior Managing Director	Since inception
Mark Redfearn, CFA	Senior Managing Director	Since inception
Matt Willey, CFA, CPA	Senior Managing Director	Since inception
Erica Lankfer, CFA	Managing Director	Since inception

7 | P R O S P E C T U S	P P M F u n d s

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

8 | P R O S P E C T U S	P P M F u n d s

PPMFunds
Summary Prospectus – April 30, 2019

PPM Floating Rate Income Fund
Institutional Shares PKFIX

Before you invest, you may want to review the PPM Floating Rate Income Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to provide a high level of current income.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0.21%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver and Expense Reimbursement[2]	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.70% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$72	$259	$462	$1,053

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning May 1, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

9 | P R O S P E C T U S	P P M F u n d s

Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products (including, commercial mortgage- backed securities, asset-backed securities, and collateralized loan obligations which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short-term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaning maturity of less than 60 days also will be deemed floating rate assets for purposes of the 80% requirement.

The Fund invests primarily in US dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, fixed-income debt obligations, corporate bonds, and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. While the Fund may invest in loans with no credit rating or without any credit rating restrictions, under normal circumstances PPM currently expects that the average credit ratings of the Fund’s loan investments will primarily be between BB-/Ba3 and B/B2 as determined by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PPM to be of comparable quality, though the average credit rating of the Fund’s loan portfolio may be outside of this range from time to time.

The Fund may invest up to 20% of its net assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield”), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Corporate, sovereign entity, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”), the prime rates of US banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Second lien loans risk – Second lien or junior loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

10 | P R O S P E C T U S	P P M F u n d s

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Consumer discretionary risk – If a Fund invests a significant portion of its assets in issuers in the consumer discretionary sector of the market, the Fund may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

High yield bonds, lower-rated bonds and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate.

Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Counterparty risk – the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for US federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and/or Fund mergers or rebalances, the

11 | P R O S P E C T U S	P P M F u n d s

Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in fewer securities and a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

Portfolio Management

Investment Adviser
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. John Walding is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Adam Spielman	Senior Managing Director, Head of Leveraged Credit, Total Return	Since June 2018
John Walding	Senior Managing Director, Head of Bank Loans	Since inception
Christopher Kappas	Senior Managing Director	Since inception
David Wagner	Senior Managing Director	Since inception
Tim Kane	Vice President	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

12 | P R O S P E C T U S	P P M F u n d s

PPMFunds
Summary Prospectus – April 30, 2019

PPM High Yield Core Fund
Institutional Shares PKHIX

Before you invest, you may want to review the PPM High Yield Core Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to maximize current income and seeks capital appreciation.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0. 19%
Total Annual Fund Operating Expenses	0. 84%
Fee Waiver and Expense Reimbursement [2]	0. 14%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.70% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years
Institutional Shares	$74	$265

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning July 16, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in high yield, high-risk debt securities (“junk bonds”) rated below BBB- by S&P or

13 | P R O S P E C T U S	P P M F u n d s

have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable quality. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit). The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may also invest in bank loans.

The Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt rated below BBB- by S&P or another NRSRO or, if unrated, determined by PPM to be of comparable quality, this will be considered as an investment in a high yield security for purposes of the 80% investment minimum requirement.

Additionally, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies. For purposes of satisfying the 80% requirement, the Fund may invest in high yield ETFs comprised of the securities described above. The Fund generally uses high yield ETFs as a tool to obtain exposure to the securities in which it primarily invests.

In seeking to maximize income, PPM seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. In pursuing capital appreciation, PPM looks for those companies that it believes have the highest potential for improving credit fundamentals. In light of the risks associated with high yield securities, PPM takes various factors into consideration in evaluating the creditworthiness of an issuer.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a NRSRO. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Income risk - The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Corporate, sovereign entity and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of US banks or another relevant reference index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to

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settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Call risk - Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk – Second lien or junior loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Investment in money market funds risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Mezzanine loans risk –Mezzanine loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. Repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure

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the loan. Although mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. Mezzanine loans therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine loans are also expected to be illiquid investments.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

Portfolio Management

Investment Adviser:
PPM America, Inc. is the investment adviser for the Fund PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions.Adam Spielman is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Adam Spielman	Senior Managing Director, Head of Leveraged Credit, Total Return	Since June 2018
John Walding	Senior Managing Director , Head of Bank Loans	Since inception
Curt Burns, CFA *	Senior Managing Director	Since inception
Karl Petrovich	Managing Director	Since inception
* Effective May 31, 2019, Curt Burns will no longer serve as a portfolio manager of the Fund.

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

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PPMFunds
Summary Prospectus – April 30, 2019

PPM Long Short Credit Fund
Institutional Shares PKLIX

Before you invest, you may want to review the PPM Long Short Credit Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Total Other Expenses [1]	0. 46%
Other Expenses [2]	0. 19%
Dividend and Interest Expenses Relating to Short Sales	0. 27%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver and Expense Reimbursement [3]	0. 09%
Total Annual Fund Operating Expenses After Fee Waiver	0. 97%
1 “Total Other Expenses” includes the costs associated with the Fund’s short sales securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.
2 “Other Expenses” information has been restated to reflect current fees.
3 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales (if any), Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.70% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Institutional Shares	$99	$328

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning July 16, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to maximize total return under a variety of market conditions and economic cycles through a long/short strategy that utilizes sector allocation, security selection, interest rate risk management and various other strategies. Long positions are taken to establish credit exposure to a single issuer, industry or sector where PPM identifies relative value opportunities. Short positions are generally established to match long positions in an effort to isolate and capture credit-specific risk opportunities or to take credit risk in securities or sectors with poor credit outlooks or perceived overvaluations. The Fund may also seek to capture relative price dislocations between or within sectors, ratings and an issuer’s capital structure. The Fund may establish long and short positions in investments in securities or through the use of derivatives.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments. For this purpose, “credit-related instruments” include, but are not limited to, corporate bonds, mortgage-related securities and asset-backed securities, senior secured floating rate and fixed rate loans or debt, and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may invest in fixed, variable and floating rate credit-related instruments, which may be of any duration or maturity. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries.

The Fund may invest in credit-related instruments (i) rated investment grade or, if unrated, determined by PPM to be of comparable quality, and (ii) rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) or, if unrated, deemed equivalent by PPM. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

For purposes of satisfying the 80% requirement, the Fund may also invest without limit in derivative or other synthetic instruments that have economic characteristics similar to the fixed income instruments mentioned above such as treasury futures contracts, credit default swaps, or credit default swap indices subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund’s portfolio duration. In addition, the Fund may establish short positions in fixed income securities through the use of derivative instruments to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers. Based on PPM’s assessment of the Fund’s foreign currency exposure, PPM may (but is not required to) hedge a portion of the Fund’s exposure relative to the US dollar through the use of currency futures and forwards and other derivatives.

The Fund may invest in equity instruments, including common stocks, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stocks. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may engage in short sales for hedging purposes or to enhance total return.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund also has the ability to invest in money market funds.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase

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agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Corporate, sovereign entity and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of US banks or another relevant reference index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, and is subject to the changes in, the value of underlying assets, reference rates, or indices on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. Derivatives can be highly volatile and may be subject to transaction costs and certain risks and the gains or losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments. Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including, leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. Certain derivatives may be valued subjectively introducing the risk of mispricing and incorrect valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s net asset value. Certain derivative transactions may be subject to counterparty risk.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Call risk - Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Asset-backed securities risk –  Asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments generally receive payments that are part interest and part return of principal. During periods of falling interest rates, borrower prepayment activity generally increases which results in less potential for capital appreciation and may reduce returns. In times of rising interest rates, prepayment activity often declines which may lengthen the duration of the security.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Mortgage-related securities risk – Mortgage-related securities, are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

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Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Investment in money market funds risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Debt securities rating risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate.

Counterparty risk – the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for US federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities, and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Short sales risk – The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

US Government securities risk – Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of

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some US Government securities may greatly exceed their current resources, or their legal right to receive support from the US Treasury.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

Portfolio Management

Investment Adviser
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Michael Kennedy is primarily responsible for the day-to day management of the Fund.

Portfolio Managers	Title	Length of Service
Adam Spielman	Senior Managing Director, Head of Leveraged Credit, Total Return	Since June 2018
Michael Kennedy, CFA	Senior Managing Director	Since inception
Mark Redfearn, CFA	Senior Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

21 | P R O S P E C T U S	P P M F u n d s

PPMFunds

Summary Prospectus – April 30, 2019

PPM Strategic Income Fund
Institutional Shares PKSIX

Before you invest, you may want to review the PPM Strategic Income Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to provide a high level of current income and long term capital appreciation.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0.21%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and Expense Reimbursement [2]	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.65% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$66	$243	$434	$987

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the calendar year ending December 31, 2018, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio. The portfolio turnover rate for the period prior to July 2, 2018, when the Fund commenced operations, was the portfolio turnover rate of the JNL/PPM America Strategic Income Fund, the Fund’s predecessor and a series of JNL Strategic Income Fund LLC.

22 | P R O S P E C T U S	P P M F u n d s

Principal Investment Strategies
The Fund seeks to provide a high level of income primarily through investments in investment grade high yield bonds and bank loans. The Fund seeks to achieve its objective by investing under normal circumstances primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans, of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (iii) debt securities issued by US and non-US governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage-related and asset-backed securities of issuers located in the US and non-US countries, including emerging market countries. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may invest, without limitation, in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers. Based on PPM’s assessment of the Fund’s foreign currency exposure, PPM may (but is not required to) invest in currency futures and forward currency exchange contracts, among other derivatives, in order to hedge against currency exposure or for investment purposes.

The Fund also may invest in certain equity securities, including common stocks, preferred stocks, and convertible securities.

The Fund has the ability to invest in money market funds.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.

Corporate, sovereign entity, and bank loan risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”), the prime rates of US banks or another relevant reference index. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other

23 | P R O S P E C T U S	P P M F u n d s

instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Income risk– The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Call risk– Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Asset-backed securities risk–  Asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments generally receive payments that are part interest and part return of principal. During periods of falling interest rates, borrower prepayment activity generally increases which results in less potential for capital appreciation and may reduce returns. In times of rising interest rates, prepayment activity often declines which may lengthen the duration of the security.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Mortgage-related securities risk – Mortgage-related securities are generally more sensitive to changes in interest rates and may exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns. Rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of the securities.

Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on and is subject to the changes in the value of underlying assets, reference rates, or indices on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. Derivatives can be highly volatile and the gains or losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments. Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. Certain derivatives may be valued subjectively introducing the risk of mispricing and incorrect valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s NAV. Certain derivatives transactions may be subject to counterparty risk.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at and advantageous times or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Prepayment risk– During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

US Government securities risk – Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury; (ii) supported by the right of the issuer to borrow from the US Treasury; (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some US Government securities may greatly exceed their current resources or their legal right to receive support from the US Treasury.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Debt securities rating risk– The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate.

Counterparty risk – the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for US federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

24 | P R O S P E C T U S	P P M F u n d s

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Performance

The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s predecessor fund’s performance from year to year and by showing how the predecessor fund’s average annual returns compare with those of broad-based securities market indices and a composite index that have investment characteristics similar to those of the predecessor fund. The predecessor fund’s past performance and the Fund’s past performance (both before and after taxes) are not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-844-446-4PPM (1-844-446-4776).

Annual Total Returns as of December 31

Institutional Shares*

Best Quarter (ended 6/30/2016): 3.80%; Worst Quarter (ended 9/30/2015): -3.79%

25 | P R O S P E C T U S	P P M F u n d s

Average Annual Total Returns as of December 31, 2018
	1 year	5 year	Life of Fund (December 3, 2012)
PPM Strategic Income Fund*	-3.76%	2.24%	2.58%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.25%	1.71%
Bloomberg Barclays US Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	-2.08%	3.83%	4.61%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.20%	1.08%	0.37%
45% Bloomberg Barclays US Aggregate Bond Index, 45% Bloomberg Barclays US Corporate High Yield Index, 10% Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)
	-1.02%	3.00%	2.90%
* Performance shown in the table above for periods prior to July 2, 2018 (when the Fund commenced operations)  is that of Class A shares of the JNL/PPM America Strategic Income Fund, a series of JNL Strategic Income Fund LLC. Performance has not been adjusted to reflect the lower expenses of Institutional Shares. Institutional Shares would have had higher returns because: (i) Institutional Shares and Class A shares represent interests in the same portfolio of securities; and (ii) Institutional Shares have lower expenses.

Portfolio Management

Investment Adviser:
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Michael Kennedy is primarily responsible for the day-to day management of the Fund.

Portfolio Managers	Title	Length of Service
Adam Spielman	Senior Managing Director, Head of Leveraged Credit, Total Return	Since June 2018
Michael Kennedy, CFA	Senior Managing Director	Since inception
Mark Redfearn, CFA	Senior Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$1,000,000
Minimum balance required	$500,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

26 | P R O S P E C T U S	P P M F u n d s

PPMFunds
Summary Prospectus – April 30, 2019

PPM Large Cap Value Fund
Institutional Shares PZLIX

Before you invest, you may want to review the PPM Large Cap Value Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”), online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to achieve long-term growth of capital.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0. 28%
Total Annual Fund Operating Expenses	0. 98%
Fee Waiver and Expense Reimbursement [2]	0. 23%
Total Annual Fund Operating Expenses After Fee Waiver	0.75%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.75% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 20 20 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$77	$289	$519	$1,180

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning May 1, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

27 | P R O S P E C T U S	P P M F u n d s

Principal Investment Strategies
The Fund seeks to achieve its objectives by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities constituting the S&P 500 Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $ 2.94 billion to $ 780.01 billion as of December 31, 201 8 . If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks and securities with economic characteristics similar to those of common stocks, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

Issuer risk - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

Financial services risk – If the Fund invests a significant portion of its assets in issuers in the financial services of the market, the Fund may be more affected by events influencing the financial services sector than a fund that is more diversified across numerous sectors. An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

28 | P R O S P E C T U S	P P M F u n d s

Portfolio Management

Investment Adviser
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. As they make investment decisions, the team works closely together to generate ideas and consider the market environment when analyzing companies’ long-term fundamental potential and the attractiveness of stocks’ relative valuations. Kevin McCloskey is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Kevin McCloskey, CFA	Senior Managing Director, Head of Public Equity	Since inception
Greg Anderson, CFA	Senior Managing Director	Since inception
Naveen Bobba	Senior Managing Director	Since inception
Jeffrey Moran, CFA, CPA (inactive)	Senior Managing Director	Since inception
Michael MacKinnon, CFA	Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$500,000
Minimum balance required	$250,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

29 | P R O S P E C T U S	P P M F u n d s

PPMFunds
Summary Prospectus – April 30, 2019

PPM Mid Cap Value Fund
Institutional Shares PZMIX

Before you invest, you may want to review the PPM Mid Cap Value Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”), online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to achieve long-term growth of capital.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0. 31%
Total Annual Fund Operating Expenses	1. 11%
Fee Waiver and Expense Reimbursement [2]	0. 21%
Total Annual Fund Operating Expenses	0.90%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.90% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$92	$332	$591	$1,333

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. For the period beginning May 1, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

30 | P R O S P E C T U S	P P M F u n d s

Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities constituting the Russell MidCap Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $ 473 million to $ 67.9 billion as of December 31, 2018 . If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks and securities with economic characteristics similar to those of common stocks, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.

Financial services risk – If the Fund invests a significant portion of its assets in issuers in the financial services of the market, the Fund may be more affected by events influencing the financial services sector than a fund that is more diversified across numerous sectors. An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

31 | P R O S P E C T U S	P P M F u n d s

Portfolio Management

Investment Adviser:
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. As they make investment decisions, the team works closely together to generate ideas and consider the market environment when analyzing companies’ long-term fundamental potential and the attractiveness of stocks’ relative valuations.  Kevin McCloskey is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Kevin McCloskey, CFA	Senior Managing Director, Head of Public Equity	Since inception
Greg Anderson, CFA	Senior Managing Director	Since inception
Naveen Bobba	Senior Managing Director	Since inception
Jeffrey Moran, CFA, CPA (inactive)	Senior Managing Director	Since inception
Michael MacKinnon, CFA	Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$500,000
Minimum balance required	$250,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

32 | P R O S P E C T U S	P P M F u n d s

PPMFunds
Summary Prospectus – April 30, 2019

PPM Small Cap Value Fund
Institutional Shares PZSIX

Before you invest, you may want to review the PPM Small Cap Value Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus and SAI, both dated April 30, 2019 , are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to achieve long-term growth of capital.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.80%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses [1]	0. 26%
Total Annual Fund Operating Expenses	1. 16%
Fee Waiver and Expense Reimbursement [2]	0. 16%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 1.00% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 20 20 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$102	$353	$623	$1,395

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning May 1, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies within the range of securities of the S&P SmallCap 600 Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $ 28 million to $ 4.19 billion as of December 31, 2018 . If the market capitalization of a

33 | P R O S P E C T U S	P P M F u n d s

company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks and securities with economic characteristics similar to those of common stock, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Financial services risk – If the Fund invests a significant portion of its assets in issuers in the financial services of the market, the Fund may be more affected by events influencing the financial services sector than a fund that is more diversified across numerous sectors. An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

Performance
Because the Fund has not yet operated for a full calendar year , no performance history has been provided.

Portfolio Management

Investment Adviser:
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. As they make investment decisions, the team works closely together to generate ideas and consider

34 | P R O S P E C T U S	P P M F u n d s

the market environment when analyzing companies’ long-term fundamental potential and the attractiveness of stocks’ relative valuations.  Kevin McCloskey is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Kevin McCloskey, CFA	Senior Managing Director, Head of Public Equity	Since inception
Greg Anderson, CFA	Senior Managing Director	Since inception
Naveen Bobba	Senior Managing Director	Since inception
Jeffrey Moran, CFA, CPA (inactive)	Senior Managing Director	Since inception
Michael MacKinnon, CFA	Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$500,000
Minimum balance required	$250,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail).

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

35 | P R O S P E C T U S	P P M F u n d s

Additional Information About the Funds

PPM Core Plus Fixed Income Fund
Institutional Shares
The Fund seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of debt securities of US and foreign issuers such as government, corporate, mortgage-backed and other asset-backed securities and cash equivalents. The Fund’s average portfolio duration will normally vary within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index (“Index”), which as of December 31, 2018 , was 5.79 years. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, portfolio duration of two years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately two percent. The Fund seeks to manage duration versus the duration of the Index as a reflection of its expectation for future changes in interest rates.

The Fund may invest up to 20% of its total assets in securities rated below investment grade (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans and securities of distressed companies. High yield or junk bonds are bonds rated below BBB- by S&P or that have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, are determined by PPM to be of comparable quality.  Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, of which up to 15% may include securities of issuers based in emerging markets. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations. The Fund may invest without limit in US dollar-denominated securities of foreign issuers. The Fund will generally seek to hedge foreign currency exposure (from non-US dollar-denominated securities or currencies) such that foreign currency exposure will normally be limited to 10% of the Fund’s total assets.

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above such as options, futures contracts or swap agreements. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector. The Fund may invest without limitation in derivative instruments. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into purchase and sale contracts of mortgage pools or by using other investment techniques (such as dollar rolls). Additionally, the Fund has the ability to invest in money market funds.

The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the team looks across various debt sectors to identify what it believes to be the best relative value investment opportunities generated by market inefficiencies. The team analyzes:
•	predictability and stability of cash flows through economic cycles as a measure of business risk; and
•	the amount of leverage and debt structure as a measure of financial risk.

The team also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:
•	possible declines in cash flow generation; and
•	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation. PPM then selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise. In choosing investments, PPM determines the allocations to investment grade and high yield securities based on its outlook for risk-adjusted returns from those types of securities. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

The Fund seeks to consistently add value relative to the Index. In managing the Fund, PPM generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration within two years (plus or minus) the duration of the Index.

Certain investments and investment techniques have additional risks such as the potential investment in equity securities and rights and warrants received in connection with other investments.

36 | P R O S P E C T U S	P P M F u n d s

PPM Credit Fund
Institutional Shares
The Fund seeks to maximize total return.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, which include, but are not limited to US Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, preferred securities and floating rate loans, and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives. The Fund will invest primarily in a diversified portfolio of investment grade corporate debt securities of US and foreign issuers. The Fund may invest up to 20% of its total assets in asset-backed and mortgage-backed securities.

The Fund may invest up to 25% in securities rated below investment grade (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans and securities of distressed companies. The Fund’s Investments in floating rate loans will not exceed 20% of its total assets. High yield or junk bonds are bonds rated below BBB- by S&P or that have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by PPM to be of comparable quality. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may invest without limitation in derivative instruments subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector. Additionally, the Fund has the ability to invest in money market funds.

The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans. The Fund may also invest in event-linked bonds.

The Fund may invest in debt securities issued by the US government and its agencies and mortgage-related and asset-backed securities. The Fund may also invest in debt securities issued by foreign governments and issuers located in emerging markets.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the team looks across various debt sectors to identify what it believes to be the best relative value investment opportunities generated by market inefficiencies. The team analyzes:
•	predictability and stability of cash flows through economic cycles as a measure of business risk; and
•	the amount of leverage and debt structure as a measure of financial risk.

The team also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:
•	possible declines in cash flow generation; and
•	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation. PPM then selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise. In choosing investments, PPM determines the allocations to investment grade and high yield securities based on its outlook for risk-adjusted returns from those types of securities. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks, such as the potential use of short sales, when-issued and delayed delivery securities and forward commitments. The Fund may invest in equity securities and may hold rights and warrants received in connection with other investments. The Fund may also invest in TIPS and inflation-linked bonds which involve special risk considerations.

37 | P R O S P E C T U S	P P M F u n d s

PPM Floating Rate Income Fund
Institutional Shares
The Fund seeks to provide a high level of current income.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products (including, commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement,  the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short-term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets for purposes of the 80% requirement.

The Fund invests primarily in US dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, fixed income debt obligations, corporate bonds and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings which ratings are associated with securities having high risk and speculative characteristics. While the Fund may invest in loans with no credit rating or without any credit rating restrictions, under normal circumstances PPM currently expects that the average credit ratings of the Fund’s loan investments will primarily be between BB-/Ba3 and B/B2, as determined by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PPM to be of comparable quality, though the average credit rating of the Fund’s loan portfolio may be outside of this range from time to time.

The Fund may invest up to 20% of its net assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield”), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

While not a principal investment strategy, the Fund may invest, without limitation, in derivative or other synthetic instruments. For purposes of satisfying the 80% requirement, the Fund may invest in derivative or other synthetic instruments that have economic characteristics similar to the floating rate instruments mentioned above. Although the Fund may invest in derivatives transactions of any kind, the Fund currently anticipates that it may invest in the LCDX index (an unfunded index of 100 equally weighted loan credit default swaps (“LCDS”)) and individual LCDS as a substitute for the purchase of floating rate loans. The Fund may also use futures and swaps to hedge against fluctuations in interest rates on the Fund’s investments in non-floating rate securities. The Fund’s derivative exposure will vary from time to time depending upon market conditions, inflows and outflows of investments in the Fund and other factors considered by PPM from time to time.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, in buying and selling securities for the Fund, PPM relies on fundamental credit analysis of each issuer and its ability to pay principal and interest given its current financial condition, its industry position and economic and market conditions. PPM’s upfront credit selection and ongoing credit monitoring focuses on issuers that it believes (i) have the ability to generate positive cash flow, (ii) have reasonable debt multiples and equity capital, and (iii) have sufficient liquidity sources. PPM also evaluates each security’s structural and security characteristics, underlying collateral, covenant protection and price compared to its long-term value.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks. The Fund may also invest in equity securities and may hold rights and warrants received in connection with other investments. The Fund may invest in TIPS and inflation-linked bonds, and US Government securities risk which involve special risk considerations. The Fund’s investment activities may also generate portfolio turnover risk.

38 | P R O S P E C T U S	P P M F u n d s

PPM High Yield Core Fund
Institutional Shares
The Fund seeks to maximize current income and seeks capital appreciation.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in high yield, high-risk debt securities (“junk bonds”) rated below BBB- by S&P or have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined to be of comparable quality. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit). The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may also invest in bank loans.

The Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt rated below BBB- by S&P or another NRSRO or, if unrated, determined by PPM to be of comparable quality, this will be considered as an investment in a high yield security for purposes of the 80% investment minimum requirement.

The Fund also has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies. For purposes of satisfying the 80% requirement, the Fund may invest in high yield ETFs comprised of junk bonds as described above. The Fund generally uses high yield ETFs as a tool to obtain exposure to the securities in which it primarily invests.

Further, while not a principal investment strategy, the Fund may invest in derivatives transactions such as options, futures contracts or swap agreements, including credit default swaps. For purposes of satisfying the 80% investment minimum, the Fund may invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the team determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. In pursuing capital appreciation, PPM looks for those companies that PPM believes have the highest potential for improving credit fundamentals.

In light of the risks associated with such securities, PPM takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. With respect to derivative instruments, PPM also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. PPM also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although PPM’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund’s ability to achieve its investment objectives may be more dependent on PPM’s credit analysis than would be the case if it invested in higher quality debt securities.

PPM selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds, deferred payment securities, and TIPS and inflation-linked bonds which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest. Certain of the Fund’s investments are also subject to extension risk and the Fund’s investment activity may generate portfolio turnover risk. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in limited partnership interests.

PPM has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest.

39 | P R O S P E C T U S	P P M F u n d s

PPM Long Short Credit Fund
Institutional Shares
The Fund seeks to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation.

The Fund seeks to maximize total return under a variety of market conditions and economic cycles through a long/short strategy that utilizes sector allocation, security selection, interest rate risk management and various other strategies. Long positions are taken to establish credit exposure to a single issuer, industry or sector where PPM identifies relative value opportunities. Short positions are generally established to match long positions in an effort to isolate and capture credit-specific risk opportunities or to take credit risk in securities or sectors with poor credit outlooks or perceived overvaluations. The Fund may also seek to capture relative price dislocations between or within sectors, ratings and an issuer’s capital structure. The Fund may establish long and short positions in investments in securities or through the use of derivatives.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments. For this purpose, “credit-related instruments” include, but are not limited to, corporate bonds, mortgage-related securities and asset-backed securities, senior secured floating rate and fixed rate loans or debt, and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may invest in fixed, variable and floating rate credit-related instruments, which may be of any duration or maturity. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries.

The Fund may invest in credit-related instruments (i) rated investment grade or, if unrated, determined by PPM to be of comparable quality, and (ii) rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) or, if unrated, deemed equivalent by PPM. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

For purposes of satisfying the 80% requirement, the Fund may also invest without limitation in derivative or other synthetic instruments that have economic characteristics similar to the fixed income instruments mentioned above such as treasury futures contracts credit default swaps, or credit default swap indices, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund’s portfolio duration. In addition, the Fund may establish short positions in fixed income securities through the use of derivative instruments to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers. Based on PPM’s assessment of the Fund’s foreign currency exposure, PPM may (but is not required to) hedge a portion of the Fund’s exposure relative to the US dollar through the use of currency futures and forwards and other derivatives.

The Fund may invest in equity instruments, including common stocks, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stocks. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund has the ability to invest in money market funds, may engage in short sales for hedging purposes or to enhance total return and may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Certain investments and investment techniques have additional risks, such as the potential use of structured investments and convertible securities.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the team looks across various debt sectors to identify what it believes to be the best relative value investment opportunities generated by market inefficiencies. The team analyzes:
●	predictability and stability of cash flows through economic cycles as a measure of business risk; and
●	the amount of leverage and debt structure as a measure of financial risk.

The team also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:
●	possible declines in cash flow generation; and
●	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation.

PPM determines the Fund’s allocations to investment grade bonds, high yield bonds and bank loans based on the its outlook for risk-adjusted returns from those types of securities. Within those sectors, PPM then selects individual securities based on its analysis of the various issuers. PPM also seeks to minimize interest rate risk, taking into consideration the maturity and duration of the portfolio as a whole or with respect to a particular security.

40 | P R O S P E C T U S	P P M F u n d s

In anticipation of or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

PPM Strategic Income Fund
Institutional Shares
The Fund seeks to provide a high level of current income and long term capital appreciation.

The Fund seeks to achieve its objective by investing under normal circumstances primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities, (sometimes referred to as “high yield” or “junk bonds”), including floating rate loans, of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (iii) debt securities issued by US and non-US governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage–related and asset-backed securities of issuers located in the US and non-US countries, including emerging market countries. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may invest without limit in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers. Based on PPM’s assessment of the Fund’s foreign currency exposure, PPM may (but is not required to) invest in currency futures and forward currency exchange contracts, among other derivatives, in order to hedge against currency exposure or for investment purposes.

The Fund also may invest in certain equity securities, including common stocks, preferred stocks, and convertible securities.

The Fund is not required to invest in or gain exposure to any particular type of investment, and the Fund’s investments in and exposure to various types of investments will vary over time.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).

The Fund has the ability to invest in money market funds.

Certain investments and investment techniques have additional risks, such as the potential use of structured investments.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the team determines the best relative value investment opportunities generated by market inefficiencies. The team analyzes:
●	predictability and stability of cash flows through economic cycles as a measure of business risk; and
●	the amount of leverage and debt structure as a measure of financial risk.

The team also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:
●	possible declines in cash flow generation; and
●	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation. PPM then selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise. In choosing investments, PPM determines the allocations to investment grade and high yield securities based on its outlook for risk-adjusted returns from those types of securities. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

41 | P R O S P E C T U S	P P M F u n d s

PPM Large Cap Value Fund
Institutional Shares
The Fund seeks to achieve long-term growth of capital.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities constituting the S&P 500 Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $ 2.94 billion to $ 780.01  billion as of December 31, 2018 . If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks and securities with economic characteristics to those of common stocks, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

PPM generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, PPM establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks, such as holding cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. The Fund may experience risk associated with portfolio turnover.

The Fund generally does not invest in but may hold depositary receipts, rights and warrants received in connection with other activities including exchanges, corporate actions or restructurings.

PPM Mid Cap Value Fund
Institutional Shares
The Fund seeks to achieve long-term growth of capital.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities in the Russell MidCap Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $ 473 million to $ 67.9 billion as of December 31, 2018 . If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks, and securities with economic characteristics similar to common stock, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

PPM generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, PPM establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks, such as holding cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. The Fund may also experience risk associated with portfolio turnover.

The Fund generally does not invest in but may hold depositary receipts, rights and warrants received in connection with other activities including exchanges, corporate actions or restructurings.

42 | P R O S P E C T U S	P P M F u n d s

PPM Small Cap Value Fund
Institutional Shares
The Fund seeks to achieve long-term growth of capital.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities of the S&P SmallCap 600 Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $ 28 million to $ 4.19 billion as of December 31, 2018 . If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks and securities with economic characteristics similar to common stock, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

PPM generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, PPM establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks, such as holding cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. The Fund may experience risk associated with portfolio turnover.

The Fund generally does not invest in but may hold depositary receipts, rights and warrants received in connection with other activities including exchanges, corporate actions or restructurings.

All Funds
The investment objectives of the respective Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions. PPM may execute transactions in a manner to cause the least disruption to the Fund when attempting to bring the Fund into compliance with such restrictions, which could affect performance.

For purposes of testing compliance with a Fund’s investment restrictions, PPM generally considers an issuer to be from a particular country in accordance with the issuer’s country as designated in the Fund’s benchmark or where such issuer (i) is incorporated, (ii) is listed or principally traded, (iii) derives substantial revenue (or whose subsidiaries, related or associated entities derive substantial revenue) from, or (iv) has their area of primary activity.

43 | P R O S P E C T U S	P P M F u n d s

Table of Investments

Investments	Core Plus Fixed Income Fund	Credit Fund	Floating Rate Income Fund	High Yield Core Fund	Long Short Credit Fund	Strategic Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Debt Securities	80%	80%	80%	80%	80%	✓
Corporate Bonds	✓	✓		✓	✓	✓
Mortgage-Backed Securities	✓	20%	**	*	✓	✓
Asset-Backed Securities	✓	20%	**		✓	✓
Loans	*	*	✓	✓	✓	✓
Corporate Loans	*	*	✓	✓	✓	✓
Sovereign Entity Loans	*	*		✓	✓
Bank Loans	*	*	✓	✓	✓
Mezzanine Loans	*	*	*	✓	*	*
Senior Loans	*	*	✓	✓	✓	✓
Second Lien Loans	*	*	✓	✓	*	*
Structured Investments					**	**
US Government Securities	✓	*	**	*	✓	✓
US Treasuries	✓	*	**	*	✓	✓
US Agency Securities	✓	*	**	*	✓	✓
State and Local Securities	*	*	**	*	*	*
Non US Government Securities	*	*		**	*	*
Money Market Funds	*	*	✓	20%	✓	*	*	*	*
Investment Grade Debt Securities	✓	✓	✓	*	✓	✓
Non-Investment Grade Debt Securities	20%	25%	20%	80%	✓	✓
Distressed Debt Instruments	*	*	*	✓	*	*
Equity Securities	**	**	**	20%	✓	*	80%	80%	80%
Common Stock	**	**	**	✓	✓	*	✓	✓	✓
Preferred Stock	**	*	**	✓	✓	*	✓	✓	✓
Rights / Warrants	**	**	**	✓	✓	*	✓	✓	✓
Depositary Receipts					**		**	**	**
Other
Foreign Securities	30%	✓	✓	35%	✓	✓	*	*	*
Emerging Markets	15%	*		*	*	*
Temporary Defensive Positions	*	*	✓	*	*	*	*	*	*
Short Sales		**			✓
Derivatives	✓	✓	*	*	✓	✓
Currency Futures	*	*		*	*	*
Treasury Futures	✓	✓	*		✓	✓
Swaps	✓	✓			✓	✓

Key
XX%
representative percentage of Fund assets (net assets plus borrowings made for investment purposes). Where this percentage is not otherwise stated in the Fund’s Principal Investment Strategy, the percentage reflects the anticipated limit absent a significant change in market or other circumstances

✓	no specific limit on use; limited only by the Fund’s objectives and strategies
*	no specific limit on use; however absent a significant change in market or other circumstances, not anticipated to exceed 20% of total Fund assets
**	no specific limit on use; however absent a significant change in market or other circumstances, not anticipated to exceed 5% of total Fund assets
Where not marked, the investment is generally not deemed a meaningful component of the Fund’s investment strategy or process.

Risks of Investing in the Funds
An investment in a Fund is not guaranteed. The following identification of risks and their descriptions in the Glossary of Risks do not provide any assurance either of a Fund’s investment in any particular type of security, or assurance of a Fund’s success in its investment selections, techniques and risk assessments. As with any mutual fund, the value of a Fund’s shares will change, and you could lose money by investing in a Fund. In addition, the performance of the Fund depends on PPM’s ability to effectively implement the investment strategies of the Fund. The principal risks of each Fund are described in the Summary sections of this Prospectus. There may be additional risks that may affect a Fund’s ability to achieve its stated investment objective. The SAI has more information about each Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it. An investment or type of security only identified in the SAI is generally not deemed a meaningful component of a Fund’s investment strategy or process.

44 | P R O S P E C T U S	P P M F u n d s

✓– Principal Risk * – Additional Risk	Core Plus Fixed Income Fund	Credit Fund	Floating Rate Income Fund	High Yield Core Fund	Long Short Credit Fund	Strategic Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Asset-backed securities risk	✓	*	*[1]		✓	✓
Call risk	✓	✓	*	✓	✓	✓
Consumer discretionary risk			✓
Convertible securities risk	*	*		*	*[1]	*
Corporate, sovereign entity, and bank loan risk	*	*	✓	✓	✓	✓
Counterparty risk	✓	✓	✓	*	✓	✓
Credit risk	✓	✓	✓	✓	✓	✓
Currency risk	*	*		*	*	*
Currency transaction risk	*	*		*	*	*
Cybersecurity risk	*	*	*	*	*	*	*	*	*
Debt securities ratings risk	✓	✓	✓	✓	✓	✓
Depositary receipts risk					*[1]		*	*	*
Derivatives risk	✓	✓	*	*	✓	✓
Distressed debt risk	*[1]	*	*	✓	*	*
Emerging markets and less developed countries risk	*	*		*	*	*
Equity securities risk	*[1]	*	*[1]	✓	✓	*	✓	✓	✓
Extension risk	✓	*		*[1]	*	*
Financial services risk		✓					✓	✓	✓
Foreign regulatory risk	*	*	*	*	*	*	*	*	*
Foreign securities risk	✓	✓	✓	*	✓	✓	*	*	*
High yield bonds, lower-rated bonds, and unrated securities risk	✓	✓	✓	✓	✓	✓
Income risk	✓	✓	✓	✓	✓	✓
Interest rate risk	✓	✓	✓	✓	✓	✓
Investment in money market funds risk	*	*	✓	✓	✓	*	*	*	*
Investment in other investment companies risk	*	*	✓	✓	*	*	*	*	*
Investment strategy risk	*	*	*	*	*	*	*	*	*
Investment style risk							✓	✓	✓
Issuer risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Large-capitalization investing risk							✓	✓
Leverage risk	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓			✓
Management risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mezzanine loans risk	*	*	*	✓	*	*
Mid-capitalization investing risk							✓	✓	✓
Mortgage-related securities risk	✓	*	*[1]	*	✓	✓
Non-diversification risk			✓
Prepayment risk	✓	✓	✓	✓	✓	✓
Redemption risk	*	*	*	*	*	*	*	*	*
Regulatory investment limits risk	*	*	*	*	*	*	*	*	*
Rule 144A securities risk	✓	✓	*	✓	✓	✓
Second lien loans risk	*	*	✓	✓	*	*
Senior loans risk	*	*	✓	✓	✓	✓
Settlement risk	✓	✓	✓	✓	✓	✓
Short sales risk		*[1]			✓	*
Small-capitalization investing risk								✓	✓
Sovereign debt risk	*	*		*[1]	*	*
Structured investments risk					*[1]	*[1]
Temporary defensive positions and large cash positions risk	*	*	✓	*	*	*	*	*	*
TIPS and inflation-linked bonds or inflation-indexed securities risk	*	*[1]	*[1]	*[1]	*	*
US Government securities risk	✓	*	*[1]	*	✓	✓
When-issued and delayed delivery securities and forward commitments risk	✓	*[1]	*	*	*	*

1 Absent a significant change in market or other circumstances, the exposure to this risk is anticipated to impact 5% or less of total Fund assets.

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Other Risks to Consider
Restrictions on the Use of Futures Contracts. Rule 4.5 under the Commodity Exchange Act (“CEA”) permits the advisers of registered investment companies to rely on an exclusion from registration under the CEA as a commodity pool operator (“CPO”). Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses commodity interests solely for “bona fide hedging purposes,” or limits its use of commodity interests for non-bona fide hedging purposes to certain minimal amounts.

With respect to each Fund, PPM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”). Accordingly, PPM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, PPM may be required to act in a registered CPO capacity with respect to that Fund. PPM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) may be limited by PPM’s intention to operate the Fund in a manner that would permit PPM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

Derivatives Risk – Asset Segregation. As an open-end investment company registered with the SEC a Fund is subject to the f ederal s ecurities l aws including the 1940 Act, related rules, and various SEC and CFTC staff positions. In accordance with these positions with respect to certain kinds of derivatives, a Fund must “set aside” on its books (referred to sometimes as “asset segregation” or “coverage”) liquid assets, or engage in other SEC or CFTC staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required or otherwise able to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily marked – to market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to counterparty. The use of leverage involves certain risks. See below for Leverage risk. A Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in governing law, rules, interpretations, CFTC or CFTC staff positions, or SEC or SEC staff positions.

The Funds enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties. These transactions include, but are not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements. In such transactions, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open purchases and derivatives positions, in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken. In such situations, the Funds set aside liquid assets on either of two bases. Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contracts full notional value. Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i. e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value. In the latter situation, a Fund may employ leverage to a greater extent than under the former situation. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Each Fund reserves the right to change its procedures for setting aside assets in order to comply with any change in governing law, rules, interpretations, SEC or CFTC staff positions.

Dodd-Frank (Regulatory) Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms. The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various securities, in particular, derivatives. The impact of these regulatory changes will be felt across industries for a number of years, and will impact the Funds’ investments and the administration of the Funds. Securities in which the Funds invest may incur increased regulatory compliance costs, and could be subject to regulatory action. The Funds may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Securities Lending. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, US Government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market-type investments or short-term liquid investments. To the extent that cash collateral is so invested, such collateral will

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be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Market Events. Turmoil in domestic and international markets may cause extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In response, governments throughout the world may respond with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Failure to implement or an unexpected or quick reversal of such policies could increase volatility in the equity and debt markets.

Natural disasters and adverse weather conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Sanctions Risk. From time-to-time, the US Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, a Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the US Government or other governments.

Technology Disruptions. Markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon the performance of the Funds. Such circumstances may adversely impact the Funds’ operations or the performance of the fund’s investments in a single issuer, a group of issuers, or the market at-large.

Legislation and Regulatory Activities. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the shares of the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

Glossary of Risks

Asset-backed securities risk – Asset-backed securities including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments generally receive payments that are part interest and part return of principal. The interest and principal payments may vary based on the rate at which the underlying borrowers pay off their loans and the securities are subject to credit risk, extension risk, interest rate risk, prepayment risk and call risk as described herein. These securities may have less potential for capital appreciation during periods of falling interest rates which may result in more prepayments and the Fund may need to reinvest the proceeds at lower interest rates. When interest rates rise, the number of principal prepayments often declines which may lengthen the duration of the security. A Fund’s investment in asset based securities is also subject to the risks associated with the nature of the underlying assets which can negatively impact the price of the respective security. In the event of default, issuers may have limited ability to enforce the security interest in the underlying asset and to the extent applicable, any credit enhancements provided to support the securities may be inadequate.

Call risk – Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Consumer discretionary risk   – If a Fund invests a significant portion of its assets in issuers in the consumer discretionary sector of the market, the Fund may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.

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Convertible securities risk – Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until the security matures, is redeemed or until the holder exercises the conversion rights. Before conversion, convertible securities have investment characteristics of both equity and debt securities and therefore may be subject to the risks associated with such securities including market risk, credit risk, counterparty risk, and interest rate risk as described herein, depending on the price of the underlying security and the conversion price.

The value of a convertible security may fall when the underlying stock price is low relative to the conversion price or when interest rates rise because the conversion feature is less valuable. Convertible securities are also subordinate in rank to any senior debt obligations of the issuer and therefore have more risk than debt obligations. In the event of issuer distress or bankruptcy, issuers may pay holders of convertible securities after holders of any senior debt obligations.

Corporate, sovereign entity, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or pay for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”), the prime rates of US banks or another relevant reference index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities.

Due to restrictions on transfers in loan agreements and the nature of private syndication of loans, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at the price at which the Fund has valued the loan. In addition, compared to public securities, purchases and sales of loans generally take longer to settle. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow to meet its short term liquidity needs. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Bank loans may not be considered securities under the federal securities laws and accordingly, may offer less legal protection in the event of fraud or misrepresentation in connection with the purchase or sale of such instruments. Instead, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Bank loans usually have mandatory and optional prepayment provisions and are subject to prepayment risk as described further herein. If a borrower prepays a loan, during periods of falling interest rates the Fund may need to reinvest the early payments at lower interest rates.

PPM may take steps to ensure that it does not receive material nonpublic information about the issuers of loans who also issue (directly or through a related entity) publicly traded securities. In that circumstance, PPM may have less information than other investors about certain of the loans in which it invests or seeks to invest. This may place the Fund at a disadvantage relative to other investors in loans.

A lead bank or other financial institution will often act as agent for all holders of a particular corporate loan. The agent administers the terms of the loan, as specified in the loan agreement. Unless a holder of the corporate loan, such as the Fund, has direct recourse against the borrower, the holder may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. The agent may also be responsible for distributing income from the corporate loan and, as a result, holders of the loan might incur certain costs and delays in realizing payment on the loan and could suffer a loss of principal or interest. In addition, investments in corporate loans may expose the holders of the corporate loan, including the Fund, to the credit risk of both the financial institution and the underlying borrower. In the event of the insolvency of an agent bank, a corporate loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR or the relevant reference index calculations and processing draws).

Certain corporate loans may be issued in connection with highly leveraged transactions, including leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Some loans may be “covenant lite” loans which do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

If a Fund invests in a loan via participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and in certain circumstances, such entity’s credit risk) in addition to the exposure the Fund has to the creditworthiness of the borrower.

Counterparty risk – A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by a Fund or held by special purpose or structured vehicles in which a Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in realizing on any collateral the counterparty has provided to a Fund in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided to the counterparty and is entitled to recover. In addition, in the event of the bankruptcy,

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insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by US financial reform legislation. Subject to certain limitations for US federal income tax purposes, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty. The Funds may have to provide or may hold at various times significant amounts of collateral with respect to a single or a small number of counterparties. If a Fund’s counterparties are unwilling or unable to make investments available at any time or to perform their obligations to a Fund, or to perform their obligations in a way deemed reasonable by PPM, the Fund, the Fund’s performance, and the Fund’s ability to achieve its investment objective would be affected adversely. Certain investment exposures, such as an index to which a Fund may seek exposure, may be available only through a single or limited number of counterparties. That circumstance can result in a Fund incurring additional costs that it otherwise might not incur.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, PPM may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, PPM or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value relative to the US dollar, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of US and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the US dollar reduces the value in US dollars of investments denominated in that foreign currency. As such, currency exposure could result in losses to the Fund if currencies do not perform as PPM expects. Currency hedging strategies may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the US dollar) and the price of the security may fluctuate with market and economic conditions.

Currency transaction risk – Non-US forward currency contracts, options, swaps, or other derivatives contracts on non-US currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the CFTC nor the US banking authorities regulate forward currency transactions through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on the Fund’s service providers could cause business failures or delays in daily processing. During this time, the Funds may not be able to issue a net asset value per share. As a result, cyber attacks could impact the performance of the Funds. See the “Technology Disruptions” section in this Prospectus.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate. Governmental efforts to reform rating agencies and the use of credit ratings in the marketplace may impact a Fund’s investments or investment process.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are subject to certain risks. ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by US banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or US corporation. Where the custodian or similar financial

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institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the US regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the US.

Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and, speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk as described herein.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is subject to the changes in the value of the underlying assets, reference rates, or indices on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. Derivatives can be highly volatile and the gains or losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments. Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk as described further herein. Certain derivatives may be valued subjectively introducing the risk of mispricing or improper valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s net asset value. If the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. As the market for many derivatives is, or suddenly can become illiquid, derivative prices are subject to significant, rapid and unpredictable changes and may increase the Fund’s volatility depending on the nature and extent of the derivatives held. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments. When used for hedging, changes in the value of the derivative may not correlate as expected with the changes in the value of the underlying asset, interest rate or index and the Fund may not realize the intended benefits of the hedge. Recent regulations have changed the requirements related to the use of certain derivatives limiting the availability of certain derivatives and increasing the cost of use. Additional regulation may completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, further increasing the costs of using these instruments or making them less effective.

Distressed debt risk – Certain Funds may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and may be subject to liquidity risk.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and are likely to be less stable than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A Fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and

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reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to currency risk as described further herein. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could also lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of callable and prepayable securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Financial services risk   – If a Fund invests a significant portion of its assets in issuers in the financial services of the market, the Fund may be more affected by events influencing the financial services sector than a fund that is more diversified across numerous sectors. An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – PPM is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US. Through its ownership structure, PPM has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of PPM and its affiliates, PPM and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, PPM and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”). Certain Funds will also invest in loans that are below investment-grade. The companies that issue these instruments are not as strong financially as those with higher credit ratings and are therefore more vulnerable to economic downturn or substantial periods of rising interest rates than more creditworthy companies which could adversely affect their ability to service principal and interest payment obligations. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculative. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High yield bonds may be subject to liquidity risk as described herein, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

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Income risk – Income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Conversely, as interest rates decrease, the prices of fixed-income securities tend to increase. In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed-income securities, and could negatively impact a Fund’s portfolio of fixed-income securities. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments. However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the US are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in money market funds risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. Money market funds and the securities they invest in are also subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met; their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because

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leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To minimize these risks, the Fund attempts to segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid investment ” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average daily trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity and liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall. Bond market risk generally refers to credit risk and interest rate risk as described further herein.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mezzanine loans risk – Mezzanine loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the loan. Although mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. Mezzanine loans also may often be unsecured. Mezzanine loans therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine loans are also expected to be illiquid investments. Mezzanine loans will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Mortgage-related securities risk – In addition to the asset-backed securities risk involved in investing in mortgage-related securities, mortgage related securities may experience increased default risk due to rising interest rates and falling property prices. This may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities. In addition, legal and documentation risk related to mortgage defaults may exist.

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Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral. An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities and may introduce illiquidity risk as further described herein.

Non-diversification risk – PPM Floating Rate Income Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.” There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments of principal to the purchaser of a floating rate loan may result in the principal being reinvested in floating rate loans with lower yields.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before PPM would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The US “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but may be treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk – Second lien or junior loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Senior loans risk –The senior loans in which a Fund may invest are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In addition, the lenders’ security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid. Uncollateralized senior loans involve a greater risk of loss. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and a Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, and maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

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Short sales risk – A Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Small - capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

Structured investments risk – A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. A Fund will typically use structured investments to gain exposure to a particular underlying security, currency, commodity or market when direct access to the security, currency, commodity or market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including, but not limited to, issuer risk, counterparty risk and market risk as described further herein. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and may have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and/or Fund mergers or rebalances, a Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

TIPS and inflation-linked bonds or inflation-indexed securities risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal (stated) interest rates and the rate of inflation as the principal and/or interest is adjusted for inflation and can be unpredictable. As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities and the Fund may not receive any income from such investments. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The losses from inflation-protected securities may be greater than the losses from other fixed-income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.

US Government securities risk – Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government. They may be: (i) supported by the full faith and credit of the US Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the US Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some US Government securities may greatly exceed their current resources, including their legal right to receive support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Although many types of US Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the US Treasury and, therefore, are not backed by the full faith and credit of the US. The US Government may choose not to provide financial support to US Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the US Government. In 2008, the US Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

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Management of The Funds

Investment Adviser
PPM America, Inc. (“PPM” or the “Adviser”), located at 225 W. Wacker Dr., Suite 1200, Chicago, IL, serves as the investment adviser to the Funds and provides professional investment supervision and management under an Investment Management Agreement between the Funds and the Adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

PPM is an indirect, wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom (“UK Parent”). PPM was founded in 1990 to provide investment management services primarily to affiliates of the UK Parent. The UK Parent and its affiliated companies constitute one of the world’s leading financial services groups. The UK Parent is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US. As of December 31, 2018 , PPM managed approximately $ 108.3 billion of assets for internal, institutional and retail mandates worldwide.

Management Fee
Each Fund is a series of the PPM Funds (the “Trust”). The Trust and PPM have entered into an Investment Management Agreement for each Fund. As compensation for its advisory services, PPM receives a fee from each Fund computed as a percentage of average daily net assets, accrued daily and payable monthly, at the following rates:

Fund	Management Fee
PPM Core Plus Fixed Income Fund	0.40%
PPM Credit Fund	0.45%
PPM Floating Rate Income Fund	0.55%
PPM High Yield Core Fund	0.55%
PPM Long Short Credit Fund	0.50%
PPM Strategic Income Fund	0.50%
PPM Large Cap Value Fund	0.60%
PPM Mid Cap Value Fund	0.70%
PPM Small Cap Value Fund	0.80%

PPM has contractually agreed to bear certain expenses and waive its management fees for the Funds to the extent necessary to cause annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, acquired fund fees and expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed the percentages of average daily net assets indicated below. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Fund	Expense Limit
PPM Core Plus Fixed Income Fund	0.50%
PPM Credit Fund	0.55%
PPM Floating Rate Income Fund	0.70%
PPM High Yield Core Fund	0.70%
PPM Long Short Credit Fund	0.70%
PPM Strategic Income Fund	0.65%
PPM Large Cap Value Fund	0.75%
PPM Mid Cap Value Fund	0.90%
PPM Small Cap Value Fund	1.00%

A discussion regarding the basis on which the Board of Trustees approved the advisory agreement is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2018.

57 | P R O S P E C T U S	P P M F u n d s

Portfolio Manager(s)
PPM utilizes a team-based approach to manage the assets of the PPM Core Plus Fund, the PPM Credit Fund, the PPM Floating Rate Income Fund, the PPM High Yield Core Fund, the PPM Long Short Credit Fund and the PPM Strategic Income Fund. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Michael Kennedy is primarily responsible for the day-to day management of the PPM Core Plus Fund, the PPM Long Short Credit Fund and the PPM Strategic Income Fund. Erica Lankfer is primarly responsible for the day-to-day management of the PPM Credit Fund. John Walding is primarily responsible for the day-to-day management of the PPM Floating Rate Income Fund. Adam Spielman is primarily responsible for the day-to-day management of the PPM High Yield Core Fund.

PPM also utilizes a team-based approach to manage the assets of the PPM Large Cap Value Fund, the PPM Mid Cap Value Fund, and the PPM Small Cap Value Fund. As they make investment decisions, the team works closely together to generate ideas and consider the market environment when analyzing companies’ long-term fundamental potential and the attractiveness of stocks’ relative valuations. Kevin McCloskey is primarily responsible for the day-to-day management of the PPM Large Cap Value Fund, the PPM Mid Cap Value Fund and the PPM Small Cap Value Fund.

Name	Title	Fund Responsibility	Length of Service
Kevin McCloskey, CFA	Senior Managing Director, Head of Public Equity	Large Cap Value Mid Cap Value Small Cap Value	Since inception Since inception Since inception
Adam Spielman	Senior Managing Director, Head of Leveraged Credit Total Return	Floating Rate Income High Yield Core Long Short Credit Strategic Income	Since June 2018 Since June 2018 Since June 2018 Since June 2018
John Walding	Senior Managing Director, Head of Bank Loans	Floating Rate Income High Yield Core	Since inception Since inception
Greg Anderson, CFA	Senior Managing Director	Large Cap Value Mid Cap Value Small Cap Value	Since inception Since inception Since inception
Naveen Bobba	Senior Managing Director	Large Cap Value Mid Cap Value Small Cap Value	Since inception Since inception Since inception
Curt Burns, CFA*	Senior Managing Director	High Yield Core	Since inception
Christopher Kappas	Senior Managing Director	Floating Rate Income	Since inception
Michael Kennedy, CFA	Senior Managing Director	Core Plus Fixed Income Credit Long Short Credit Strategic Income	Since inception Since inception Since inception Since inception
Jeffrey Moran, CFA, CPA (inactive)	Senior Managing Director	Large Cap Value Mid Cap Value Small Cap Value	Since inception Since inception Since inception
Mark Redfearn, CFA	Senior Managing Director	Core Plus Fixed Income Credit Long Short Credit Strategic Income	Since inception Since inception Since inception Since inception
David Wagner	Senior Managing Director	Floating Rate Income	Since inception
Matt Willey, CFA, CPA	Senior Managing Director	Core Plus Fixed Income Credit	Since inception Since inception
Erica Lankfer, CFA	Managing Director	Core Plus Fixed Income Credit	Since inception Since inception
Michael MacKinnon, CFA	Managing Director	Large Cap Value Mid Cap Value Small Cap Value	Since inception Since inception Since inception
Karl Petrovich	Managing Director	High Yield Core	Since inception
Tim Kane	Vice President	Floating Rate Income	Since inception
* Effective May 31, 2019, Curt Burns will no longer serve as a portfolio manager of the PPM High Yield Core Fund.

Kevin McCloskey, CFA
Kevin McCloskey is a senior managing director and head of the public equity team at PPM. In addition to leading the public equity team, he is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Kevin is responsible for covering the brokerage, energy, health care and media sectors. Prior to joining PPM in 2008, Kevin was a vice president and senior portfolio manager for Federated Investors where he was responsible for large cap value equity portfolio management. Previously, he was a portfolio manager and investment analyst for Killian Asset Management. Prior to joining the asset management field, Kevin was a captain in the US Air Force where his duties included program and project management. Kevin earned an MBA from the University of Dayton and a BS in aerospace engineering from the University of Notre Dame. He is also a CFA® charterholder.

58 | P R O S P E C T U S	P P M F u n d s

Adam Spielman
Adam Spielman is a senior managing director and the head of leveraged credit, total return at PPM. He oversees PPM’s bank loan and high yield teams. Prior to his current role, he was the Head of Fixed Income research and managed a team of over 30 individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Adam worked in the investment group at a Chicago-based software company. Previously, he spent close to three years as an investment banker with Lehman Brothers in New York and Chicago. He started his career at Peterson Consulting in Chicago. Adam earned an MBA from the University of Chicago Booth of School of Business and a Bachelor’s degree in Economics from Indiana University.

John Walding
John Walding is senior managing director and head of the bank loan team at PPM. In addition to leading the bank loan team, he is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including floating rate income and high yield core which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 1999, John was vice president at First Source Financial, Inc. where he underwrote and analyzed a diverse portfolio of bank loan investments and managed a staff of several underwriting and portfolio analysts. Previously, he held various positions at Household Commercial Financial Services, Inc. where he managed bank loan, high yield and equity investments. He began his career as a financial analyst in the Corporate Finance group at Dai-Ichi Kangyo Bank. John earned an MBA in finance from DePaul University and a BS in business administration from Elmhurst College.

Greg Anderson, CFA
Greg Anderson is a senior managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Greg is responsible for covering the banks, utilities, chemicals, paper, consulting services and REITS sectors. Prior to joining PPM in 2016, Greg was a managing director and sector head of financial services for UBS Global Asset Management. Previously, he was a director of equity research at Segall, Bryant & Hamill and a principal at CMJ Partners. Greg earned an MBA in finance and statistics from the University of Chicago and a BS in business administration from Moorhead State University. He is also a CFA® charterholder.

Naveen Bobba
Naveen Bobba is a senior managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Naveen is responsible for covering the information technology and consumer staples sectors. Prior to joining PPM in 2014, Naveen was a vice president and senior equity analyst for ING Investment Management. Previously, he was a sell-side analyst at Bear Stearns after beginning his career as a chartered accountant at Sagar & Associates in Hyderabad, India. Naveen earned an MBA in finance from the University of Rochester and an undergraduate degree with concentrations in mathematics, physics and chemistry from Nagarjuna University in Guntur, India.

Curt Burns, CFA
Curt Burns is a senior managing director and, until May 31, 2019, serves as a portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s high yield core strategy which is managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Curt was a senior credit analyst for Metropolitan West Asset Management. Previously, he was a corporate bond portfolio manager at Merrill Lynch Asset Management and SunAmerica. Additionally, he spent seven years performing credit analysis for companies such as Providian Corporation and Chemical Bank. Curt earned an MBA in finance from Emory University and a BA with highest honors in biology from the University of North Carolina at Chapel Hill. He is also a CFA® charterholder.

Christopher Kappas
Chris Kappas is a senior managing director and portfolio manager on the bank loan team at PPM. He is responsible for investment and allocation decisions for the firm’s floating rate income strategy which is managed on behalf of institutional and retail investors globally. Prior to joining PPM in 1999, Chris was an investment analyst at Black Diamond Capital Management, LLC where he underwrote and analyzed a diverse portfolio of bank loan and corporate bond investments. Previously, he was an assistant vice president and credit analyst at Sumitomo Mitsui Banking Corporation (formerly Sakura Bank) where he managed bank loan investments. He began his career as a credit analyst for middle-market corporate loans at LaSalle National Bank. Chris earned an MBA in finance from Loyola University and a BBA in finance from the University of Iowa.

Michael Kennedy, CFA
Mike Kennedy is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2006, Mike was a senior vice president and portfolio manager for Columbia Management Group (formerly Stein Roe & Farnham) where he managed fixed income mutual funds and institutional client portfolios. Previously, he worked as the assistant director of portfolio management for Homewood Federal Savings & Loan. Mike earned an MM from Northwestern University and a BS in business administration from Marquette University. He is also a CFA® charterholder.

Jeffrey Moran, CFA, CPA (inactive)
Jeff Moran is a senior managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Jeff is responsible for covering the aerospace/defense, autos, capital goods, insurance, leisure/entertainment and hospitality sectors. Prior to joining PPM in 2004, Jeff was a senior research officer

59 | P R O S P E C T U S	P P M F u n d s

for Hancock Funds. Previously, he was a tax associate at Price Waterhouse and an airborne ranger in the US Army. Jeff earned an MBA in finance from Cornell University, a MAC from the University of North Carolina at Chapel Hill and a BS in accounting from the University of North Carolina at Charlotte. He is also a CFA® charterholder and a Certified Public Accountant (CPA) (inactive) .

Mark Redfearn, CFA
Mark Redfearn is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2002, Mark was a corporate bond portfolio manager in the institutional asset management group for Van Kampen Funds. Previously, he worked for the firm’s risk management group as a portfolio analyst with responsibility for assessing fixed income mutual fund risk and return relationships. Mark earned an MPA from Indiana University and a BA in economics and political science from Miami University (Ohio). He is also a CFA® charterholder.

David Wagner
David Wagner is a senior managing director and portfolio manager on the bank loan team at PPM. He is responsible for investment and allocation decisions for the firm’s floating rate income strategy which is managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2000, David was vice president at First Source Financial, Inc. where he underwrote and analyzed a diverse portfolio of bank loan investments and managed a staff of seven underwriting and portfolio analysts. Previously, he was a manager at Household Commercial Financial Services, Inc. where he managed bank loan investments, including troubled debt restructurings. He began his career as a senior investment analyst at GE Capital performing bank loan investment collateral audits and reviews. David earned an MBA in management and marketing from Northwestern University and a BBA in finance and marketing from the University of Wisconsin.

Matt Willey, CFA, CPA
Matt Willey is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income and credit which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Matt was an audit manager at Ernst & Young LLP where he focused primarily on the financial services industry. His client base was composed largely of hedge funds, banks and insurance companies. Matt earned a master’s in financial mathematics from the University of Chicago and a BA in accounting from Ohio University. He is also a CFA® charterholder and a Certified Public Accountant (CPA).

Erica Lankfer, CFA
Erica Lankfer is a managing director and portfolio manager on the total return fixed income team at PPM. She is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income and credit which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2011, Erica was an associate in the Financial Services Group for PricewaterhouseCoopers LLC where she was responsible for audit procedures and valuation services. Erica earned an MBA in finance and economics from the University of Chicago and a BS in finance and accounting from Miami University (Ohio). She is also a CFA® charterholder.

Michael MacKinnon, CFA
Michael MacKinnon is a managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Michael is responsible for covering the apparel, diversified financials, housing, metals, retail, transportation and telecommunication sectors. Prior to joining PPM in 1999, Michael was a senior accountant for Arthur Andersen LLP. Michael earned an MBA in analytical finance and statistics from the University of Chicago and a BBA in accounting from the University of Notre Dame. He is also a CFA® charterholder.

Karl Petrovich
Karl Petrovich is a managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s high yield core strategy which is managed on behalf of institutional and retail investors globally. Karl joined the portfolio management team in 2008 from PPM’s performance and attribution group. Prior to joining PPM in 2006, he managed the Financial Reporting Group for Nuveen Asset Management where he oversaw staff, processes and systems associated with the preparation of financial statements, SEC filings, and other performance and portfolio analytics-related information. Karl earned a BS in finance from the University of Wyoming.

Tim Kane
Tim Kane is a vice president and portfolio manager on the bank loan team at PPM. He is responsible for investment and allocation decisions for the firm’s floating rate income strategy which is managed on behalf of institutional and retail investors globally. Prior to joining the bank loan team, Tim worked in private securities operations for PPM’s portfolio services team with responsibility for cash reconciliation, reporting and portfolio modeling. Prior to joining PPM in 2007, he was a computer programmer and data architect, and managed an application development team focused on supporting high yield loan products for Morgan Stanley/Van Kampen Funds. Tim earned an MSc in systems strategy and management from Northwestern University and a BA in business with a management information systems concentration from Governors State University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

60 | P R O S P E C T U S	P P M F u n d s

Additional Service Providers

The Fund enters into contractual arrangements with various parties, including, among others, the Funds’ administrator, distributor, custodian and transfer agent who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements. The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under the arrangement against the service providers, either directly or on behalf of a Fund. The Funds will bear the expenses related to the provision of administrative and transfer agency services. Service provider expenses paid by each Fund are reflected in their respective Expense tables in this Prospectus.

Jackson National Asset Management, LLC (“JNAM”), an indirect wholly-owned subsidiary of the UK Parent, serves as the administrator to the Funds. JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the Funds. In return for these services, each Fund pays JNAM an administrative fee equal to a certain percentage of the Fund’s average daily net assets, accrued daily and paid monthly.

Jackson National Life Distributors LLC, an indirect wholly-owned subsidiary of the UK Parent, is the principal underwriter of the Funds and is responsible for promoting sales of the Funds’ shares (the “Distributor”).

UMB Fund Services, Inc. serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

Share Price

The price of each Fund’s shares is based on its NAV. The NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time, Monday through Friday). However, calculation of the Fund’s NAV may be suspended on days determined by the Board in times of emergency or market closure as determined by the SEC. The NAV per share of each Fund is determined by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or exchange -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

For foreign securities and other assets that are priced in a currency other than US dollars, a Fund will convert the security or asset from the local currency into US dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund’s shares.

The Board has adopted procedures pursuant to which the Administrator may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate. Under these procedures, the “fair value” of a security generally will be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board has established a valuation committee to review fair value determinations pursuant to the Trust’s “Valuation Guidelines .” The valuation committee will also review the value of restricted securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g. disorderly market transactions).

A Fund may invest in securities that principally trade on foreign exchanges that may be open on days when the Fund does not price its shares or where several hours may pass between the time when trading on such foreign exchanges closes and the time as of which the Fund calculates its NAV. As a result, a Fund’s NAV may be affected on days when shareholders are not able to purchase or redeem the Fund’s shares.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

61 | P R O S P E C T U S	P P M F u n d s

Buying, Selling And Exchanging Fund Shares

Institutional Shares are continuously offered through the Distributor. The Funds and the Distributor have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part. The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.

Eligible Investors
As of the date of this statutory prospectus, Institutional Shares are qualified for sale in the US and its territories and possessions. The Funds sell shares to investors residing outside the US only in limited circumstances. Any sale to an investor residing outside of the US requires prior approval of the Funds. Institutional Shares are not available directly to individual investors, except for Eligible Employees (as defined below) and clients of family offices as defined below. Institutional Shares are sold at net asset value per share and are available only to:

●
“Institutional investors” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices;

●
“Eligible Employees” which may include citizens or residents of the US who pass the Internal Revenue Service (IRS) Substantial Presence Test and are present or former officers, directors, trustees and employees of the Funds (and their family members meeting the same eligibility requirements) and PPM and third-party individual retirement accounts established by such individuals. Subject to the Fund’s discretion, Eligible Employees may include certain officers of PPM affiliates. The Funds reserve the right to automatically close your account and redeem your shares if you are no longer a resident of the US;

●	Clients of family offices which are companies that provide certain financial and other services to a high net worth family or families.

An institutional investor that buys Institutional Shares for its customers’ accounts may impose charges on those accounts. Instructions for buying, selling, exchanging or transferring Institutional Shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Individual shareholders who hold Institutional Shares through retirement plans will not be eligible to hold Institutional Shares outside of their respective retirement plan.

Minimum Investment
Each Fund has a minimum initial investment amount and a minimum account balance as set forth in the table below. Eligible Employees are subject to a $1,000 aggregate minimum initial investment / minimum balance and a $100 minimum additional investment amount. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.

	PPM Core Plus Fixed Income Fund PPM Credit Fund PPM Floating Rate Income Fund PPM High Yield Core Fund PPM Long Short Credit Fund PPM Strategic Income Fund	PPM Large Cap Value Fund PPM Mid Cap Value Fund PPM Small Cap Value Fund
Initial investment	$1,000,000	$500,000
Minimum balance	$500,000	$250,000

62 | P R O S P E C T U S	P P M F u n d s

Opening an Account
If you meet the eligibility requirements you may obtain an account application or request more information about opening an account by calling the Fund’s Transfer Agent at 1-844-446-4PPM (1-844-446-4776). You may also visit https://www.ppmamerica.com/ppmfunds.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call PPM to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

Under Federal law, all financial institutions, including mutual funds, are required to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked to provide certain identifying information and documentation, examples of which are set out below. Failure to provide this information may result in a delay in processing your application:

●	The account holder’s tax ID number or social security number and date of birth.
●
For entities, a copy of the official documentation that verifies the entity and lists the authorized individual(s) such as: registered articles of incorporation, government-issued business license, partnership agreement, or plan documents.

●	For a trust account, a copy of the trust document including the title and signature pages.
●	The account holder’s street address - P.O. Box addresses are not accepted. If any joint owner has a different address than the account registration, it must be indicated on the application.
●	The account holder or an authorized individual’s signature.
A new account application must be received by the Transfer Agent with all of the necessary information, sometimes referred to as “in good order,” prior to accepting your payment for shares. Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment via the acceptable method as specified in the account application (by check, wire transfer or ACH).

How to Buy Shares
The Funds offer their shares continuously and investors may submit transaction orders to buy, sell or exchange shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). However, PPM reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 3 Business Days of PPM receiving the purchase order.

Each Fund’s NAV is generally calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled), or as otherwise permitted by the SEC, the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates its NAV earlier than normal, PPM reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI.

You have the option to purchase shares by check, wire transfer or ACH. Your financial institution may charge you a fee to send funds by wire or ACH. The Funds do not accept cash or cash equivalents. PPM reserves the right to refuse other payment instruments if, in the sole discretion of PPM, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted will generally be returned to you within twenty-four (24) hours of PPM’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.

You may, subject to PPM’s approval, purchase Institutional Shares of the Funds with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment objective and strategy) and that have values that are reasonably ascertainable in accordance with the Fund’s valuation policies. Call PPM Funds at 1-844-446-4PPM (1-844-446-4776) to determine if you are eligible to purchase shares of the Funds with other securities.

Your order to buy or exchange shares will be processed at the NAV next calculated after your order is received in good order by the Funds’ Transfer Agent. If your payment is received via wire after the time as of which the NAV is calculated for the day, your funds may be held by the Funds’ Transfer Agent until the next Business Day. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

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Form of Purchase	Initial Purchase	Additional Investments
Check Checks must be drawn on a US bank and payable in US dollars.
●     Complete and sign the Account Application
●     Identify the Fund(s) you wish to purchase
●     Insert the Initial Investment Amount for each Fund
●     Make your check payable to PPM Funds
●     Mail your check and the signed Account Application to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

●     Complete an Additional Investment Form or send written instructions that include:
o          Fund name
o          Amount of purchase
o          Account number
o          Name of Account holder
●     Make your check payable to PPM Funds
o          include your account number on the check
●     Mail your check and the Additional Investment Form or your written instructions to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

Wire
Wire transfers from a bank outside the US generally will not be accepted.

Wire Instructions:
UMB Bank, N.A.
1010 Grand Blvd
Kansas City MO 64106
Routing #101 000 695
Account: 9872292413
Credit to: PPM Funds
For further credit to:
•          Investor Account Number
•          Name or Account Registration
•          SSN or TIN
•          Name of Fund to be purchased
If the proper account information is not included, including the specific Fund name you wish to purchase, the wire may be rejected.

●     Complete and sign the Account Application
●     Identify the Funds you wish to purchase
●     Insert the Initial Investment Amount for each Fund
●     Include appropriate contact for Transfer Agent to contact with your               new account number once established.
●     Mail the signed Account Application to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

● Call 1-844-446-4PPM (1-844-446-4776) to receive wire instructions.
ACH (Eligible Employees only, for amounts up to $50,000)
●     Complete and sign the Account Application
●     Identify the Funds you wish to purchase
●     Insert the Initial Investment Amount for each Fund
●     Indicate ACH on the Account Application
●     Include in the Account Application a voided check
●     Mail the signed Account Application to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

●     Complete an Additional Investment Form or send written instructions that include:
o          Fund name
o          Amount of purchase
o          PPM Funds account number
o          Name of Account holder
o          ACH bank information
●     Mail your Additional Investment Form or your written instructions to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

●      If you elected telephonic privilege in your Account Application, you may instruct ACH over the phone. Call 1-844-446-4PPM (1-844-446-4776)

64 | P R O S P E C T U S	P P M F u n d s

Exchange You may exchange amounts from your identically registered account in another series of the Funds at any time.
●     Call the Transfer Agent 1-844-446-4PPM (1-844-446-4776), or send signed written instructions that include.
o      Account number
o      Name of Account holder
o      Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
o      Dollar amount, number of shares or percentage of Fund position involved in the exchange (the contribution amount must meet the investment minimum)
●     If using written instructions, mail to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

●     Call the Transfer Agent 1-844-446-4PPM (1-844-446-4776), or send signed written instructions that include.
o      Account number
o      Name of Account holder
o      Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
o      Dollar amount, number of shares or percentage of Fund position involved in the exchange
●     If using written instructions, mail to the Transfer Agent:
Regular Mail:
PPM Funds
PO Box 2175
Milwaukee, WI 53201-2175

Overnight Mail:
PPM Funds
c/o UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3948

Following your purchase or exchange, you will receive a confirmation statement. Review this confirmation carefully to ensure that all of the Account and purchase information is correct. Notify PPM promptly of any errors.

Important Information when Buying Shares
●	Purchases must be made in US dollars.
●
PPM will ordinarily cancel your purchase order if the Transfer Agent does not receive your check, wire transfer or ACH transfer, or if your bank does not honor your ACH transfer or check. If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in the NAV that the Funds may have experienced from the time you placed your order to the time of its cancellation. You also will be liable for any resulting losses or fees a Fund or the Transfer Agent incurs.

●	You may not change or cancel a purchase request once it has been received in good order.
●	Purchase orders specifying a specific purchase date or price per share cannot be accepted.
●
PPM reserves the right to reject any order deemed inappropriate or not to be in the best interests of existing Fund shareholders, to limit exchanges or to take such other actions as the Funds deem appropriate. Further, the Funds reserve the right to reject any purchase order in its sole discretion. For example, a Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.”

How To Sell Shares
Each Fund redeems its shares continuously and investors may redeem all or any portion of your Fund shares on any Business Day. Your redemption will be processed at the next determined NAV calculated after your redemption order is received in good order by the Transfer Agent.

Redemptions will generally be in the form of cash, though each Fund reserves the right to redeem in kind. Each Fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. Each Fund may use either of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay redemption proceeds by giving you securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the SAI). If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Each Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the NYSE is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Only registered account owners or authorized persons may place redemption orders for an account. Additional documentation may be requested to evidence the authority of the person making the redemption request.

Before redeeming shares from a tax-qualified plan or individual retirement account (IRA), you should consult your tax advisor regarding the tax consequences and tax reporting requirements.

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Form of Redemption Request:	Procedures
By Mail Mailing Address: Regular Mail: PPM Funds PO Box 2175 Milwaukee, WI 53201-2175 Overnight Mail: PPM Funds c/o UMB Fund Services 235 W. Galena Street Milwaukee, WI 53212-3948
●     Send written instructions that specify:
o        PPM Funds account number
o        Name of Account holder
o        Fund name
o        Dollar amount or number of shares you wish to sell
●     Sign the written instructions and mail to the Transfer Agent

Phone 1-844-446-4PPM (1-844-446-4776)	● Call and specify: o Account number o Name of Account holder o Fund name o Dollar amount or number of shares you wish to sell

Redemptions are processed upon acceptance. Redemption proceeds are normally sent within seven days of the Transfer Agent receiving the request. For redemption orders that settle on federal bank holidays, redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made. All redemptions will be mailed to the account’s address of record, sent electronically via ACH, or wired to the bank account of record. Overnight mail service may be requested for an additional fee.

To reduce the risk of loss from fraud, redemption proceeds will be mailed to the name(s) and address on the account, a pre-authorized secondary address or to the bank account of record. In some cases, you will have to place your order to sell shares in writing and you will need a Medallion signature guarantee. A Medallion signature guarantee is a guarantee that your signature is authentic. Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. Medallion signature guarantees are required for each Eligible Employee account owner for redemption requests over $50,000. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion. Most banks, brokers and other financial institutions can provide a Medallion signature guarantee. A notarized signature from a notary public is not a Medallion signature guarantee.

The Fund and the Transfer Agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if reasonable procedures designed to identify the caller are followed. Calls may be recorded and the Transfer Agent may request identifying information or send written confirmation of telephone transactions.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone. If you are unable to reach the Transfer Agent via telephone, consider sending your redemption request in writing.

Important Information when Selling Shares
●	Subject to applicable law, a Fund may reject a redemption request if:
o	the identification information provided in the account application cannot be verified;
o	identification information matches information on a government list of suspicious persons; or
o	the Fund believes that the account holder or authorized person may be involved in suspicious activity.
●	Redemption requests may not be changed or canceled once received in good order.
●	A Fund cannot accept a redemption request that is post-dated, specifies a particular date for processing, specifies a price for redemption or contains any other special conditions.

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Dollar-Cost Averaging
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact the Transfer Agent to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. PPM will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day. PPM will make exchanges until the value of the account from which your exchanges are being made is depleted or until the shareholder instructs the Transfer Agent to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

Other Account Policies

Changes To Your Account
If you need to make any changes to your account, please call the Transfer Agent at 1-844-446-4PPM (1-844-446-4776) or visit https://www.ppmamerica.com/ppmfunds to obtain the appropriate forms.

Statements And Confirmations
As a shareholder, you will receive:
●	Confirmation statements
●	Quarterly account statements;
●	Annual and semiannual reports with financial statements; and
●	Year-end tax statements

If you need copies of statements, call 1-844-446-4PPM (1-844-446-4776).

E-Delivery
If you prefer to receive documents (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds online rather than in paper, you may enroll in E-Delivery. Please call 1-844-446-4PPM (1-844-446-4776) or send an email request to ppmfunds@ppmamerica.com for more information. The Funds reserve the right to discontinue your E-Delivery service if an e-mail notice is returned as undeliverable.

Service and Other Fees
PPM may charge the following administrative fees on accounts for services associated with the following:

●	$20 for wire transfers of redemption proceeds
●	$15 annual maintenance fee per Fund for third-party individual retirement accounts
●
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

PPM reserves the right to change any of these fees or add additional service fees at any time.

Householding
If more than one member of a household has an account with a Fund, a single copy of certain shareholder documents can be delivered to the same address. Please contact the Transfer Agent if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Uncashed Check Policy
A letter will be sent to the shareholder for any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days. If a check is not cashed within 180 days from the time of issuance, the check will be cancelled and the proceeds will be deposited into the shareholder’s PPM Funds account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the Fund from which such distribution was paid. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the Fund from which the distribution would have been paid.

For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

Unclaimed Property Laws
Your mutual fund accounts can be considered unclaimed or abandoned property under applicable state law and PPM may be legally required to escheat (or transfer) your account in accordance with the applicable state’s unclaimed or abandoned property (escheatment) laws. To avoid the possibility of escheatment, you should from time to time initiate activity in your account or contact the Transfer Agent at 1-844-446-4PPM (1-844-446-4776) to review your account information. It is your responsibility to maintain a current

67 | P R O S P E C T U S	P P M F u n d s

and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares.

“Market Timing” Policy
The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other investors in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders. This type of excessive short-term trading activity is referred to herein as “market timing.” The Funds are not intended to serve as vehicles for market timing. The Board has adopted policies and procedures with respect to market timing which include the monitoring of “round-trips” by investors. A round-trip is a purchase (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If a round trip by an investor is identified within 10 business days, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period.
The policies and procedures described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies will be totally effective in this regard. The Funds rely on the Administrator to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

Disclosure of Portfolio Securities
A description of each Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Fund’s SAI and at https://www.ppmamerica.com/ppmfunds.

Cost Basis Reporting
A Fund is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). The Funds will permit shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.

Dividends And Taxes

Dividends
With the exception of the PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund, each Fund declares dividends from their investment income daily and intend to pay shareholders dividends from net investment income monthly and distribute any net capital gains that it has realized, if any, at least annually. Each of the PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund declare dividends from their investment income and intends to pay shareholders dividends from net investment income and distribute any net capital gains that it has realized, if any, at least annually.

Your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent otherwise. For IRA accounts, distributions are automatically reinvested because payments in cash would likely become subject to income tax and penalties. Dividends and distributions for non-US residents are not eligible for reinvestment and must be paid to the shareholder. If you elect to receive dividends and distributions via check please see the “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.

Taxes
Each Fund’s investment decisions generally are made without regard to tax consequences to shareholders. As a result, each Fund may be less tax-efficient than other mutual funds that take tax consequences to shareholders into account in the investment process.

The following discussion is a summary of some important US federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. For example, if your investment is held through a tax-advantaged account such as an employee benefit plan or if you are a foreign person (defined below), other results may be obtained and other considerations may apply. Please consult your tax advisor about US federal, state, local or foreign tax laws applicable to you.

When you sign your account application, you are asked to furnish your Social Security or taxpayer identification number and certify that your Social Security or taxpayer identification number is correct, that you are a US person and that you are not subject to backup withholding. If you fail to comply with this procedure, the Fund is required to withhold a percentage of your taxable dividends, distributions and proceeds from redemptions.

Each Fund intends to elect and to qualify and be eligible for treatment each year as a “regulated investment company” u nder Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally is not subject to US federal income or excise taxes at the fund level on income and gains that are distributed to shareholders in a timely manner.

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Taxes on Redemptions
When you redeem shares in a Fund, you will generally recognize a capital gain or loss if there is a difference between the basis of your shares (typically, their cost) and the price you receive when you redeem them. Capital gain or loss realized from a redemption of shares held for more than one year will generally be treated as long-term capital gain or loss. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss.

Whenever you redeem shares of a Fund, you will receive a confirmation statement showing how many shares you redeemed and at what price. Shareholders holding shares in taxable accounts also may receive a year-end statement early in the following year. This will allow you or your tax return preparer to determine the tax consequences of each redemption. (See also “Other Account Policies – Cost Basis Reporting” above.) However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Exchanges
An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for US federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held the shares you exchanged.

Taxes on Distributions
Distributions are generally subject to US federal income tax, and may be subject to state or local taxes. Your distributions are generally taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year in which they were declared. If you are a US citizen residing outside the US, your distributions also may be taxed by the country in which you reside.

For US federal income tax purposes, a Fund’s income and short-term capital gain distributions are generally taxed as ordinary income, whether paid in cash or in additional shares, except to the extent such distributions are attributable to “qualified dividend income,” as described below. Long-term capital gain distributions reported by a Fund (“capital gain dividends”) will be taxable to individuals at reduced rates. Whether gains realized by a Fund are long-term or short-term depends on the length of time that the Fund held the asset it sold.

Long-term capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period and other requirements. The amount of Fund dividends eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of the aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net gains recognized on the sale, redemption or exchange of shares of a Fund.

A portion of each Fund’s dividends also may be eligible for the dividends-received deduction generally available to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from US corporations.

A Fund’s income or proceeds from investments in foreign securities may be subject to foreign withholding or other taxes, which, where applicable, will reduce the return on those securities.

Early in each calendar year, each of the Funds in which you invest will send you and the IRS a Form 1099 showing the amount and character of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Certain shareholders may receive an annual statement and not a Form 1099.

A Fund’s distributions are generally subject to tax as described herein even if such distributions are paid from income or gains earned by the Fund prior to a shareholder’s investment and thus were included in the price paid for the shares. As a result, if you invest in a Fund shortly before it makes a distribution, the distribution will be taxable even though it may economically represent a return of your investment.

The Funds generally publish estimates of their distributions in advance of the planned record and payment dates. There is no assurance that the Funds will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

Taxation of Certain Investments
Certain of a Fund’s investment practices, including transactions in respect of foreign currencies, investments in certain debt obligations and derivatives, can affect the amount, timing and character of distributions to shareholders, and may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required at times to dispose of investments, including when it is not otherwise advantageous to do so, in order to satisfy distribution requirements for treatment as a regulated investment company. Such dispositions could increase the amount of short-term capital gain distributions (taxed at ordinary income rates) and capital gain dividends made to shareholders.

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Tax rules are not entirely clear about certain issues relating to debt obligations that are in the lowest rating categories; a Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company.

Non-US Investors
Distributions by a Fund to shareholders that are not “US persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., distributions from US-source interest income that, in general, would not be subject to US federal income tax if earned directly by an individual foreign person) and (iii) “short-term capital gain dividends” (i.e., distributions from net short-term capital gains in excess of net long-term capital losses) generally are not subject to withholding of US federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate). In addition, the Fund may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) if a shareholder fails to provide certain information requested by the Fund pursuant to FATCA or an applicable intergovernmental agreement (an “IGA”), or otherwise fails to comply with FATCA or an IGA.  If a payment by the Fund is subject to FATCA withholding, the Fund may be required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., interest-related dividends). Foreign persons should refer to the SAI for further information and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

Financial Highlights

The financial highlights set forth below are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. The total returns in the financial highlights table represent the rate by which an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions) held for the entire period.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report, which is available upon request.

				Increase (decrease) from investment operations						Distributions from					Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(c)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)
PPM Core Plus Fixed Income Fund

Institutional Class
12/31/18	*	10.00		0.15		(0.14)		0.01		(0.16)	—	9.85		0.07	50,198	25	(d)	0.50		0.78		3.30

PPM Credit Fund

Institutional Class
12/31/18	*	10.00		0.17		(0.28)		(0.11)		(0.18)	(0.01)	9.70		(1.11)	49,018	37		0.55		0.83		3.79

PPM Floating Rate Income Fund

Institutional Class
12/31/18	*	10.00		0.29		(0.57)		(0.28)		(0.30)	—	9.42		(3.05)	48,929	34		0.70		0.95		4.41

PPM High Yield Core Fund

Institutional Class
12/31/18	*	10.00		0.25		(0.71)		(0.46)		(0.26)	(0.02)	9.26		(4.74)	48,121	18		0.70		0.92		5.53

PPM Long Short Credit Fund

Institutional Class
12/31/18	*	10.00		0.17		(0.47)		(0.30)		(0.17)	(0.04)	9.49		(3.08)	48,574	38		0.97	(e)	1.14	(e)	3.64

PPM Strategic Income Fund

Institutional Class
12/31/18	*	10.18	(g)	0.41	(g)	(0.79)	(g)	(0.38)	(g)	(0.22)	(0.03)	9.55		(3.76)	48,713	76	(f)	0.72	(e)	0.80	(e)	4.08
12/31/17		9.53	(g)	0.38	(g)	0.27	(g)	0.65	(g)	—	—	10.18	(g)	6.78	121,318	67	(f)	—		0.76		3.84
12/31/16		8.63	(g)	0.36	(g)	0.54	(g)	0.90	(g)	—	—	9.53	(g)	10.40	113,634	83	(f)	—		0.75		3.98
12/31/15		8.98	(g)	0.39	(g)	(0.74)	(g)	(0.35)	(g)	—	—	8.63	(g)	(3.92)	102,890	76	(f)	—		0.75		4.30
12/31/14		8.76	(g)	0.37	(g)	(0.15)	(g)	0.22	(g)	—	—	8.98	(g)	2.49	107,074	81	(f)	—		0.75		4.12

PPM Large Cap Value Fund

Institutional Class
12/31/18	*	10.00		0.13		(1.37)		(1.24)		(0.13)	(0.10)	8.53		(12.45)	5,693	17		0.75		1.04		1.88

PPM Mid Cap Value Fund

Institutional Class
12/31/18	*	10.00		0.09		(1.79)		(1.70)		(0.09)	(0.19)	8.02		(16.96)	4,590	24		0.90		1.18		1.34

PPM Small Cap Value Fund

Institutional Class
12/31/18	*	10.00		0.04		(1.77)		(1.73)		(0.04)	(0.23)	8.00		(17.29)	8,203	22		1.00		1.21		0.64

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*
Commencement of operations was as follows: May 1, 2018 - PPM Floating Rate Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund; July 16, 2018 - PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM High Yield Core Fund and PPM Long Short Credit Fund. PPM Strategic Income Fund commenced operations on July 2, 2018. Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund, the sole series of JNL Strategic Income Fund LLC.

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover. Portfolio turnover is calculated on the basis of the Fund as a whole.

(d)	Portfolio turnover including dollar roll transactions for PPM Core Plus Fixed Income Fund was 31% in 2018.
(e)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
December 31, 2018 (%)
PPM Long Short Credit Fund
Institutional Class – Net expenses / Total expenses [1]	0.70/0.87
PPM Strategic Income Fund
Institutional Class – Net expenses / Total expenses [1]	0.72/0.80
[1] Fund contractually waives a portion of advisory fees.
(f)	Portfolio turnover including dollar roll transactions for PPM Strategic Income Fund was 115%, 106%, 101%, 67% and 77% in 2014, 2015, 2016, 2017 and 2018, respectively.
(g)
Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund, the sole series of JNL Strategic Income Fund LLC.  JNL/PPM America Strategic Income Fund is considered the accounting survivor for financial reporting purposes, and as a result, the per share activity has been retroactively restated to give effect to the impact of the exchange of shares. See Note 9 in the Notes to Financial Statements.

Related Performance Information of Similar Accounts

PPM Core Plus Fixed Income Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Core Plus Fixed Income Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the Bloomberg Barclays US Aggregate Bond Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

	Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception 01/01/09
Composite (applying approximate Institutional Shares expenses)	-0.95%	3.16%	2.98%	6.76%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.06%	2.52%	3.48%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one appropriate unmanaged benchmark index is also provided. The performance of one appropriate unmanaged benchmark is also provided. The Bloomberg Barclays US Aggregate Bond Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of three other advisory accounts with approximately $1 billion in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The Composite includes some accounts that are not registered under the 1940 Act, and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Code. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM Credit Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Credit Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the ICE BofAML Custom 85/15 Index (H457). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

	Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception (01/01/01)
Composite (applying approximate Institutional Shares expenses)	-3.09%	3.82%	3.35%	5.70%
ICE BofAML Custom 85/15 Index (H457)(reflects no deduction for fees, expenses or taxes)	-2.39%	3.88%	3.55%	5.72%
ICE BofAML Custom 85/15 Index ( Q20A ) (reflects no deduction for fees, expenses or taxes)	-2.36%	3.86%	3.44%	3.01%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one or more appropriate unmanaged benchmark indices are also provided. The ICE BofAML Custom 85/15 Index (H457) is the Composite’s benchmark and is a custom index that provides a custom measure of US & Canadian investment grade (85%) and high yield (15%) corporate bonds, comprised of investment grade issuers that have $1 billion or more of total par outstanding, subject to a 2% issuer cap and below investment grade issuers that have $500 million or more in total par outstanding, subject to a 4% issuer cap. The ICE BofAML Custom 85/15 Index (H457) reflects the investment strategies and performance target of the accounts underlying the Composite. The ICE BofAML Custom 85/15 Index (H500) is also a custom index comprised of 85% ICE BofAML A to BBB US Corporate Index and 15% ICE BofAML BB-B US High Yield Constrained Index. The ICE BofAML Custom 85/15 Index ( Q20A ) is included to show broad-based market performance.

As of the date of the Prospectus, the Composite was comprised of two other advisory accounts with approximately $1 4 billion in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The accounts comprising the Composite are not registered under the 1940 Act and are not subject to certain investment restrictions, diversification requirements and other regulatory requirements imposed by the 1940 Act or by the Code. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM Floating Rate Income Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Floating Rate Income Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the S&P/LSTA Leveraged Loan Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

	Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception 04/01/11
Composite (applying approximate Institutional Shares expenses)	-0.81%	3.85%	2.20%	3.11%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	0.44%	4.83%	3.05%	3.75%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one appropriate unmanaged benchmark index is also provided. The S&P LSTA Leveraged Loan Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of one other advisory account with approximately $ 2  billion in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The account in the Composite is managed to meet requirements applicable to a registered investment company. While the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM High Yield Core Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the High Yield Core Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the ICE BofAML US High Yield Constrained Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

		Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception (10/01/07)
Composite (applying approximate Institutional Shares expenses)	-5.26%	6.04%	2.16%	4.69%
ICE BofAML US High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-2.27%	7.26%	3.83%	6.73%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one appropriate unmanaged benchmark index is also provided. The ICE BofAML US High Yield Constrained Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of one other advisory account with approximately $2 billion in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The account in the Composite is managed to meet requirements applicable to a registered investment company. While the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM Long Short Credit Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Long Short Credit Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the ICE BofAML 3-Month Treasury Bill Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

		Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception (07/01/13)
Composite (applying approximate Institutional Shares expenses)	-2.14%	4.38%	1.76%	2.60%
ICE BofAML 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.87%	1.02%	0.63%	0.58%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one appropriate unmanaged benchmark index is also provided. The ICE BofAML 3-Month Treasury Bill Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of one other advisory account with approximately $ 78 million in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The account in the Composite is managed to meet requirements applicable to a registered investment company. While the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM Large Cap Value Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Large Capitalization Value Equity Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the S&P 500 Value Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

		Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception (12/01/92)
Composite (applying approximate Institutional Shares expenses)	-13.97%	6.32%	4.24%	9.32%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	-8.95%	7.23%	6.06%	8.66%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one appropriate unmanaged benchmark index is also provided. The S&P 500 Value Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of one other advisory account with approximately $ 180  million in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The Composite includes some accounts that are not registered under the 1940 Act, and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Code. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM Mid Cap Value Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Mid Capitalization Value Equity Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the Russell MidCapValue Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

		Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception (01/01/08)
Composite (applying approximate Institutional Shares expenses)	-20.03%	4.65%	3.13%	5.72%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	-12.29%	6.06%	5.44%	6.96%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of an additional appropriate unmanaged benchmark index is also provided. The Russell MidCap Value Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of one other advisory account with approximately $ 517  million in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The account in the Composite is managed to meet requirements applicable to a registered investment company. While the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPM Small Cap Value Fund
The Fund has recently commenced operations and does not yet have a complete calendar year of performance history . PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the Fund and the table below provides supplemental performance information for the Small Capitalization Value Equity Composite which is a composite of such accounts (the “Composite”). The Composite performance information does not represent performance of the Fund. It is provided to illustrate the past performance of PPM in managing the Composite against the S&P SmallCap 600 Value Index. The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Composite.

The performance data for the Composite should not be considered a substitute for the Fund’s performance, and should not be considered an indication of the Fund’s future performance.

		Average Annual Total Returns For the Periods Ended December 31, 2018
	1 Year	3 Year	5 Year	Since Inception (04/01/94)
Composite (applying approximate Institutional Shares expenses)	-20.19%	6.84%	4.50%	8.74%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-12.86%	7.37%	3.61%	9.35%

The performance information with respect to the Composite is shown net of applicable estimated total annual operating expenses of the Fund’s Institutional Shares, which include the effect of fee waivers and/or expense reimbursements. The performance of one or more appropriate unmanaged benchmark indexes is also provided. The Russell 2000 Value Index, the Composite’s benchmark, reflects the investment strategies and performance target of the accounts underlying the Composite.

As of the date of the Prospectus, the Composite was comprised of two other advisory accounts with approximately $ 582 million in assets under management. Since fees, commissions, and taxes may differ for the Composite and the Fund, performance data for identical periods may differ.

The Composite includes some accounts that are not registered under the 1940 Act, and therefore are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act or by the Code. If those accounts had been registered under the 1940 Act, the performance results might have been lower. Although the Fund and the Composite have substantially similar investment objectives, policies and investment strategies, differences in asset size and cash flows may result in differences in security selection, relative weightings or differences in the price paid for certain securities. As such, the investments held by the Fund may not be identical to the investments held by the Composite and the future performance of the Fund will differ from the performance of the Composite.

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PPMFunds
Prospectus – April 30, 2019

You can find more information about the Funds in:

●
The Fund’s Statement of Additional Information (“SAI”) dated April 30, 2019 is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

●
The Fund’s Annual and Semi-Annual Reports to shareholders show the Funds’ actual investments and include financial statements as of the close of the particular period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report. The Annual and Semi-Annual Reports ar e on file with the SEC.

You can obtain copies of the current SAI , semi-annual report and annual report without charge, or make other inquiries, by calling 1-844-446-4PPM (1-844-446-4776), writing the PPM Funds at , PO Box 2175, Milwaukee, WI 53201-2175 or visiting https://www.ppmamerica.com/ppmfunds.

You can review and copy information, including the Funds’ reports and SAI, at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling 1-202-551-8090. Shareholder reports and other information about the Funds are also available:

●	Free of charge from the Funds’ website at https://www.ppmamerica.com/ppmfunds
●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
●	For a fee, by e-mail request to publicinfo@sec.gov.

The Trust’s SEC file number is: 811-23308

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2019

PPM FUNDS

Institutional Shares
PPM Core Plus Fixed Income Fund	PKPIX
PPM Credit Fund	PKDIX
PPM Floating Rate Income Fund	PKFIX
PPM High Yield Core Fund	PKHIX
PPM Long Short Credit Fund	PKLIX
PPM Strategic Income Fund	PKSIX
PPM Large Cap Value Fund	PZLIX
PPM Mid Cap Value Fund	PZMIX
PPM Small Cap Value Fund	PZSIX

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses for the PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund, PPM Long Short Credit Fund, PPM Strategic Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund dated April 30, 2019 (the “Prospectuses”) and any supplements thereto, which are incorporated herein by reference. The Funds’ financial statements and financial highlights for the fiscal period ended December 31, 2018, as well as the report of the independent registered public accounting firm are incorporated by reference. The Prospectuses, semi-annual report and annual report may be obtained at no charge by calling 1-844-446-4PPM (1-844-446-4776), by writing PPM Funds, PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 or by visiting https://www.ppmamerica.com/ppmfunds.

I.           INTRODUCTION

Each of PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund, PPM Long Short Credit Fund, PPM Strategic Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund (each a “Fund” and collectively the “Funds”) is a series of PPM Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated November 9, 2017, as amended and restated March 12, 2018 . Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), except PPM Floating Rate Income Fund, which is classified as a non-diversified fund. Each of the Funds has its own investment objective.

II.           INVESTMENTS, STRATEGIES AND RISKS

This section describes some of the types of securities and financial instruments a Fund may hold in its portfolio and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments. A Fund may invest in the following securities and financial instruments or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Alternative Entity Securities. Companies that are formed as limited partnerships (which also includes, but is not limited to, master limited partnerships and publicly traded partnerships), limited liability companies, business trusts, or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations. These companies may also issue bonds and other fixed-income type securities.

Asset-Backed Securities. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. PPM considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. Asset-backed securities may, at times, be illiquid securities.

Bank Capital Securities. The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stocks. Upper Tier II securities are often callable, perpetual with no maturity date and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank Loans, Term Loans, Fixed and Floating Rate Loans. A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).

Loans are typically variable-rate loans made by financial institutions to companies that are generally considered to have low credit quality. Borrowers enter into these Loans to raise capital for several reasons, including, recapitalizations, debt refinancing, or to make acquisitions. Loans are called “floating-rate” because the interest paid on the loans adjusts periodically, usually every 30-90 days, based on fluctuations in widely accepted reference rates, such as LIBOR plus a predetermined credit spread over the reference rate. The Loans are typically classified as senior debt, and are usually collateralized by specific assets, like the borrower’s inventory, receivables or real property. Loans are usually senior to bondholders, preferred stock holders and common stock holders in the borrower’s capital structure.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Loans are arranged through private negotiations between a borrower and one or more Lenders. The Lenders are represented by an agent(s) that is typically a commercial or investment bank (each an “Agent Bank,” and collectively, “Agent Banks”). The Agent Bank originates the Loans and invites other parties, including the Funds, to join the lending syndicate. Typically, one Agent Bank has the primary responsibility for documentation and administration of the Loan. Agent Banks are also responsible for negotiating the Loan agreement (“Agreement”), which establishes the terms and conditions of the Loan and the rights of the borrower and lenders. The Funds rely on the Agent Banks to collect payments of principal and interest on the Loans. Loan ownership interests are evidenced by the Agreements. Loans are similar to derivative instruments and private placements; there are no share certificates or notes evidencing ownership.

The PPM Floating Rate Income Fund invests primarily in Loans.

Borrowing and Lending. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 33 1/3% of their respective total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets. Notwithstanding the foregoing, the PPM Long Short Credit Fund may pledge its net assets as collateral to secure the short sales inherent in its investment strategy.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Brady Bonds. The Funds may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the secondary market for Latin American debt.

US dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Cash Position. A Fund may invest cash balances in shares of money market funds. If PPM believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of a Fund’s assets in defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the US Government or instrumentalities. For temporary, defensive purposes, and where purchases and redemptions (cash-flows) require, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Bond Obligations, Collateralized Loan Obligations, and other Collateralized Debt Obligations. A Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). A Fund may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, in most cases, interest and prepaid principal are paid on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the Federal Home Loan Mortgage Company (“FHLMC” or “Freddie Mac®”), or the Federal National Mortgage Association (“FNMA” or “Fannie Mae®”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds from the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal amount and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond are then distributed. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of the Bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies primarily to finance short-term credit needs. The commercial paper purchased by the Funds may consist of US dollar- or foreign currency-denominated obligations of domestic or non-US issuers, and may be rated or unrated. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies.

Convertible Securities. Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Corporate Bonds. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Depositary Receipts. American depositary receipts (“ADRs”) typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European depositary receipts (“EDRs”) and Global depositary receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by US banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or US corporation. Generally, depositary receipts in registered form are intended for use in the US securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the US . Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the US regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR on a timely basis. While readily exchangeable with stock in local markets, the depositary receipts in an unsponsored program may be less liquid than those in a sponsored program.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described herein, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

Derivative Instruments. Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose a Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested. Each Fund or its agents will earmark or segregate liquid assets on its books against such Fund’s derivatives exposures to the extent required by applicable law.

Diversification. Each Fund, other than the PPM Floating Rate Income Fund, is a diversified company, as such term is defined under the 1940 Act. A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by the following:

●	Cash and cash items (including receivables);
●	Government securities;
●	Securities of other investment companies; and
●	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund’s holdings exceed these percentages because of post-acquisition changes in security prices. Notwithstanding its status as a non-diversified investment company under the 1940 Act, the PPM Floating Rate Income Fund intends to qualify as a “regulated investment company” accorded special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to diversified investment companies under the 1940 Act.

Equity-Linked Derivatives. Interests in a securities portfolio designed to replicate the composition and performance of a particular index are known as “Equity-Linked Derivatives”. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDR®s”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios As Listed Securities (“OPALS”). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See “Investment Companies” in this section.

Equity-linked notes. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Equity Securities. The Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Event-Linked Bonds. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose all or a portion of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Eurozone Investment Risks. The European Union (“EU”) is an economic and political union of member states consisting of mostly Western European countries and a growing number of Eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment rates and budget deficits, as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU member states. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other financial institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU member states will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and financial institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU member states to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is difficult to impose a common currency across disparate countries, cultures, and social-economic political histories. Such disparate impacts could, theoretically, lead to the collapse of the EU and the euro and return member states to local country currencies.

It is possible that EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. There may also be similar Brexit movements in other EU countries, which could impact the economic, security and political fabric of the EU.

Exchange-Traded Funds. Investments in investment companies may include shares of exchange-traded funds (“ETFs”), which are designed to track the performance or dividend yield of specific indexes or companies in related industries. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broad-based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. See “Investment Companies” in this section.

Fixed-Income Securities. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan of money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Foreign Currency Transactions. Certain of the Funds may invest in foreign currency-denominated securities and may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts, and related options (see “Futures” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts. A Fund may engage in these transactions for a number of reasons, including, to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, to gain exposure to certain countries, and to enhance return. A Fund also may use foreign currency options and foreign currency futures and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Such transactions may be effected on non-US dollar denominated instruments owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts may also be cash settled, and a Fund may not actually deliver or take delivery of a foreign currency. Closing forward transactions may be executed prior to the termination date, or rolled over, with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the US dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy. Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When a Fund desires to fix the US dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will “lock in” the exchange rate. If a foreign currency is expected to become more expensive in US dollar terms, a Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge. If the value of a particular currency is expected to decrease against the value of another currency, a Fund may sell the currency expected to decrease in value and purchase a currency which is expected to increase in value against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if PPM expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the US dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase US dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase in value of the security, if any.

Proxy Hedge. A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the US and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. A Fund may invest in, or have exposure to, foreign securities. These include non-US dollar-denominated securities traded principally outside the US and US dollar-denominated securities traded in the US (such as ADRs). Investors should realize that investing in, or having exposure to, foreign securities involves certain special considerations that typically are not associated with investing in, or having exposure to, US securities. Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks as more fully described below. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Currency Risk. The value of the Fund’s foreign investments will be affected by changes in currency exchange rates. The US dollar value of a foreign security decreases when the value of the US dollar rises against the foreign currency in which the security is denominated, and increases when the value of the US dollar falls against such currency. The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the US markets. Because most of the foreign instruments in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the US dollar, the relative strength of the US dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments. A Fund may employ certain strategies in order to manage currency exchange rate risks (see “Foreign Currency Transactions” for more information).

Political and Economic Risk. Although debatable in the current US macro socio-economic and political context, the economies of many of the countries in which the Funds may invest may not be as developed as the US economy and may be subject to significantly different political and economic forces. Conversely, investments in certain countries may be more or less secure than investments in the US, and carry repatriation risks from taxes and regulatory impairment when bringing such investments back to the US. As is the case in the US, political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on US issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income, gains and proceeds from foreign securities owned by the Funds may be reduced by a withholding tax at the source or other foreign taxes, which tax or taxes would reduce dividend income payable to the Funds’ shareholders.

Market Risk. The securities markets in many of the countries in which the Funds invest, or have exposure to, will have substantially less trading volume than the major US markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. Certain markets may require payment for securities before delivery. There is generally less government regulation and supervision of foreign stock exchanges, brokers and dealers (collectively, “Broker Dealers”) and issuers which may make it difficult to enforce contractual obligations including settlement. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into US dollars. A Fund may also have limited legal recourse against the issuer in the event of a default on a foreign debt instrument. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the US.

Risk of Developing (Emerging and Frontier Market) Countries. Certain of the Funds may invest in, or have exposure to, securities of developing or emerging market countries, including frontier markets (i.e., emerging market countries in an earlier state of development). These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. Countries with “emerging market” economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. While subject to reasonable interpretation, developing countries are generally those countries which are not included in the MSCI World Index. Each Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a developing country. Investments in, or that have exposure to, securities of issuers in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general and many may be considered speculative. These heightened risks include restrictions, to varying degrees, on foreign investment in stocks. Certain investors may not be able to participate in favorable corporate action events. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. A number of the currencies of developing countries have experienced significant declines against the US dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have limitations on daily price changes, low or nonexistent trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. News and information about companies and corporate events may be limited or restricted. Emerging market countries generally have less social, political and economic stability. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Further there is an absence of developed legal structures governing private or foreign investment and private property.

In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The risks associated with investments in frontier market countries include all the risks associated with investments in developing and emerging markets; however, these risks are magnified for frontier market countries. As a result, investments in companies in frontier market countries are generally subject to a higher risk of loss than investments in companies in traditional emerging and developing market countries due to less developed securities markets, different settlement procedures, greater price volatility, less developed governments and economies, more government restrictions, and the limited ability of foreign entities to participate in certain privatization programs. Investments in companies operating in frontier market countries are highly speculative in nature.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a US Government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies and inflation indices. Futures contracts on securities indices are referred to herein as “Index Futures.” Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of certain futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of certain futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract. If the net amount is negative, it is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, US Government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the Broker Dealer . This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on US exchanges). Subsequent payments to and from the Broker Dealer , known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker Dealer , and the purchaser realizes a loss or gain. In addition, a commission is paid to the Broker Dealer on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). The Funds may also enter into contracts that cash settle otherwise physically delivered futures contracts. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the US, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the US contract markets.

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in US Government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts, which includes options on foreign exchange futures, give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., US Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. However, the futures exchanges may adjust margin requirements, and the Funds may have to post additional margin to meet such requirements.

Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on futures contracts) as an anticipatory hedge against a possible increase in the price of the currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency value may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

A Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position. A Fund may enter into an agreement to cash settle exchange-traded futures contracts, and exchange-cleared forward contracts.

In addition, if a Fund’s futures Broker Dealers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures Broker Dealer , a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures Broker Dealer ’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures Broker Dealer .

Trading and position limits. Daily trading limits imposed by the exchanges and position limits established by the CFTC may adversely affect the Fund. The CFTC and US commodities exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily trading limits.” Once the daily trading limit has been reached in a particular futures contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially disguising substantial losses the Fund may ultimately incur.

Separately, the CFTC and the US commodities exchanges and certain non-US exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person may hold or control in contracts traded on such exchanges. The CFTC re-proposed final regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that would impose new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts in order to prevent excessive speculation and manipulation in the commodity markets. It remains to be seen whether these regulations will be adopted. In addition, the CFTC recently adopted amended aggregation rules for determining compliance with speculative position limits established by the CFTC in futures contracts and options, which include a new requirement to aggregate positions held across funds and accounts that a person owns or controls that pursue substantially identical trading strategies.

These regulations are extremely complex and may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund. The full implementation of the Fund’s investment strategy could be negatively impacted by the existing or any future position limits regulations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when PPM reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the US (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the Broker Dealer for performance of the contract. The lack of a common clearing facility creates counterparty risk.

Commodity Pool Operator Status. A commodity pool operator (“CPO”) acting in a registered capacity is subject to a variety of regulatory obligations. In particular, a CPO is subject to additional CFTC-mandated disclosure, reporting, and recordkeeping obligations with respect to Funds for which it acts in a registered capacity. Compliance by the CPO with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

With respect to each Fund of the Trust, PPM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”). Accordingly, PPM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, PPM may be required to act in a registered CPO capacity with respect to that Fund. PPM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by PPM’s intention to operate the Fund in a manner that would permit PPM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

High Yield Bonds and Securities of Distressed Companies. Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by S&P Global Ratings (“S&P”) or by another nationally recognized statistical ratings organization (“NRSRO”). Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. As a result, an investment in junk bonds is considered speculative. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities are often used to fund highly leveraged corporate acquisitions and restructurings. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies involve a higher degree of credit risk and may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could cause financial stress and lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, to meet projected business goals and to obtain additional financing. In an economic downturn, the use of high yield securities for leveraged transactions could result in defaults, and could affect the price of such securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PPM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse economic conditions, publicity and investor perceptions, whether or not based on fundamental analysis, as well as new or proposed laws, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. Many high yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PPM seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities.”) The ability and willingness of sovereign obligors in developing and emerging market countries or the foreign governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

Hybrid Instruments. A Fund may purchase hybrid instruments, which are potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of the underlying currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, US dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured investments such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Illiquid Securities. A Fund may hold illiquid investments. An illiquid investment is defined as any investment a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has delegated liquidity determinations to the Adviser. Therefore, PPM is responsible for determining a security’s liquidity. The Trust has established procedures for determining liquidity, which serve as guidance for PPM. Illiquid investments may include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended (“1933 Act”)) not determined to be liquid in accord with guidelines established by the Trust’s Board. It should be noted that not all “restricted securities” are illiquid securities. See the description of the Funds’ investment restrictions herein for more information about the Funds’ policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares. PPM may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

A Fund may invest up to 15% of its net assets in illiquid securities. A Fund’s investment in an illiquid or restricted security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the US Treasury (typically referred to as treasury inflation-protected securities or “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

The periodic adjustment of US inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Investments in IPOs may have a disparate impact on a small fund. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investment Companies. A Fund may invest in other investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

Investments in Private Companies. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. Securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Generally, these investments are considered to be illiquid until a company’s public offering.

Listed Private Equity Companies. In addition to the risks associated with the Fund’s direct investments in listed private equity companies (“LPEs”), the Fund is also subject to the risks of the underlying companies owned by the LPEs. As a result, LPEs are subject to various additional risks, depending on the underlying investments and such risks, could include, but are not limited to, management risk, small company risk, additional liquidity risk, valuation risk, sector risks, non-US security risk, currency risk, credit risk, managed portfolio risk, and derivatives risk.

There are inherent risks in investing in LPEs, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to the underlying companies. Most of the underlying companies are privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision when investing in LPEs.

LPEs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Investments in LPEs may also cause the Fund(s) to indirectly incur higher expenses. In certain instances, a LPE will be considered an investment company. In such instances, the applicable expenses of the LPE are considered as part of the acquired fund fee disclosure in the expense table.

Mortgage-Related Securities. A Fund may invest in mortgage-related securities, including to-be-announced securities (“TBAs”). Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others. Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgages underlying the mortgage-related securities may be of a variety of types, including adjustable rate, conventional 15-year and 30-year fixed-rate and graduated payment. Mortgage-related securities often are sold by “tranche,” such that the Funds may purchase a slice or piece of a mortgage pool (e.g. all 2-year variable rate sub-prime mortgages with fixed-rate 30-year reset). The mortgages underlying the securities may also reflect credit quality differences (e.g., sub-prime mortgages). Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-related security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Prepayments on mortgage-related instruments are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return. When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments. The value of these securities may fluctuate because of changes in the market’s perception of the creditworthiness of the issuer. The value of the mortgage-related securities may decline where there are defaults on the underlying mortgages. Investments in certain tranches can be speculative and entail a fair amount of risk. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. Because a Fund’s investments in mortgage-backed securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Rolls and US Treasury Rolls. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by Broker Dealers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, US Government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a US Treasury roll, a Fund sells US Treasury securities and buys back “when issued” US Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” US Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a US Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into US Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Municipal Bonds. A Fund may invest in securities issued by states , municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds carry the credit risk of the issuer, as well as, tax and regulatory risk associated with changes in local, states, and federal regulations and tax requirements. There can be no guarantee that municipal bonds will retain their tax advantaged status. There can be no guarantee that state, municipalities, and other political subdivisions will be able to meet their respective interest and principal payments, and a Fund could suffer a loss of principal and interest when investing in municipal bonds.

The Funds may also invest in “Build America Bonds” also known as “BABS.” Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments were eligible to receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer could have elected to either take the federal subsidy or pass the 35% tax credit along to bondholders. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Recovery Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. They were intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. Build America Bonds were only authorized for 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance was permitted, unless the program is renewed by Congress at a future date. Beginning March 1, 2013, Build America Bonds subsidy payments have been reduced as part of a government-wide sequestration of many program expenditures. The reduction of the Build America Bonds subsidy payments is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. As of this date, there is no indication that Congress will renew the program, and tax legislation enacted on December 22, 2017 repealed the authority to issue direct-pay bonds similar to Build America Bonds.

Options. A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder (purchaser) of the option, in return for a premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to (in the case of a put option) the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The writer of an option (seller) on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that a Fund may purchase or write may be traded on a national securities exchange and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby, reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Participation on Creditors’ Committees. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PPM believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund. A Fund’s participation along with participation by an affiliate, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

Participations and Assignments. The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such loans in the form of participations in loans and participation notes (together, “Participations”) and assignments of all or a portion of loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by PPM to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions.

Passive Foreign Investment Companies. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation where at least 75% of its gross income is passive or at least 50% of its assets on average produce, or are held for the production of, passive income. In addition to bearing their proportionate share of a Fund’s annual operating expenses, shareholders will also indirectly bear similar expenses of such passive foreign investment companies. A Fund’s investment in a passive foreign investment company could result in adverse tax consequences to the Fund. See “TAX STATUS” below.

Payment-In-Kind Securities. Payment-in-kind (“PIK”) securities may be treated as restricted securities, and may be considered private placements (see “Private Placements” for additional information). Subject to its investment policies and restrictions, a Fund may invest in PIK securities. PIK securities contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Current US federal income tax law requires the holder of certain PIK securities to recognize income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid or reduce liability for federal income and excise taxes, a Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash, including when it is not advantageous to do so, to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, making it difficult for a Fund to dispose of them or to determine their current value.

Portfolio Turnover. Portfolio turnover is the buying and selling of securities held by a Fund. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities to a Fund. Thus, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Changes in portfolio turnover rates were generally the result of active trading strategies employed by such Funds’ portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy. Each Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.

Precious Metal-Related Securities. Certain Funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals). Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

Certain Funds may also invest in exchange-traded funds, debt securities, preferred stocks or convertible securities, where the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. While the market prices for such securities and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Further, such securities may not be secured by a security interest in or claim on the underlying natural resource asset. The securities may also bear interest or pay preferred dividends at below market, or even at relatively nominal rates. For example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain of these securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because a Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Preferred Stocks. Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Generally, a company’s preferred stock pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Placements. A Fund may invest in “Private Placements” or “restricted securities,” which are securities exempt from registration under the 1933 Act, and state securities laws. Private Placements are typically offered to institutional investors, such as the Funds, and are purchased directly from the issuer and usually not listed on an exchange or traded in other established markets. Private Placements may be debt or equity securities used by the companies offering such securities to raise capital. There is generally no secondary market for Private Placement securities, and as such, Private Placements are generally treated as illiquid securities and subject to limitations on investments in illiquid securities (see “Illiquid Securities” and “Rule 144A Securities and Section 4(a)(2) Paper” herein). Many companies issuing Private Placements are smaller, unseasoned companies and Private Placements involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history, may have limited product lines, markets, financial resources, or they may be dependent on a limited management group (see “Unseasoned Issuers” for more information). As a result of the absence of a public trading market, Private Placements may be less liquid and more difficult to value than publicly-traded securities. In some cases, relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition; therefore, a Fund could have difficulty selling them when PPM believes it advisable to do so. To the extent that Private Placements may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value and a Fund could lose money investing in such securities. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities acquired in Private Placements at a time when such sale would be desirable. Restricted securities that are traded on foreign markets are often subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign Broker Dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, the buyer will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

Real estate investment trusts (“REITs”) and foreign real estate companies. Certain Funds may invest in REITs, including equity, mortgage and hybrid REITs, and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the US. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITS and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.

Repurchase Agreements and Reverse Repurchase Agreements. A Fund may invest in repurchase or reverse repurchase agreements for the purposes of maintaining liquidity and achieving income. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or Broker Dealer ) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a US Treasury bill or note, government agency security, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

A Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a Broker Dealer , in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may also be used as a form of a “short sale,” because the Fund is effectively selling the security with an agreement to repurchase the security at a later date (see “Short Sales” for additional information). When entering into a reverse repurchase, the Fund may seek to profit on the difference between the initial security sale price and the repurchase price of that security. Typically, a reverse repurchase agreement requires the Fund to cover or segregate assets in an amount equal to the repurchase price.

Rule 144A Securities and Section 4(a)(2) Paper. Rule 144A securities and Section 4(a)(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Section 4(a)(2) of the 1933 Act and Rule 144A thereunder, and state securities laws. Rule 144A and Section 4(a)(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. PPM, in accordance with the Funds’ liquidity risk management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) are illiquid. PPM will also monitor the liquidity of Rule 144A and Section 4(a)(2) securities and, if as a result of changes in market, trading and investment-specific considerations, PPM determines that a Rule 144A or Section 4(a)(2) security is no longer liquid, PPM will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with the restriction on investment in illiquid securities. Investing in Rule 144A or Section 4(a)(2) securities could increase the amount of each Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending. The Fund’s Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained its custodian, State Street Bank and Trust Company (“State Street”) , to serve as the securities lending agent. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds’ Board of Trustees will periodically review information on the Funds’ securities lending program.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash and US Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Board. The cash collateral investments are not guaranteed, and may lose money. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Short Sales. Certain of the Funds may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of a Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale of a security, it must borrow the security sold short and deliver it to the Broker Dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales of securities, it will provide collateral to the Broker Dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PPM determines to be liquid in accordance with the procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-US) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions PPM anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Short-Term Corporate Debt Securities. A Fund may invest in short-term corporate debt securities, which are non-convertible corporate debt securities (e.g., bonds, debentures, money market instruments, notes and other similar instruments and securities) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates and generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Short-Term Funding Agreements. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a predetermined basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories by a NRSRO and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, immediately after the acquisition , no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”). A Fund may purchase SMBS, which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the US Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, including pre-payments, on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Structured Investments. The Funds may invest in structured investments, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured investment may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured investment is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured investment could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured investment would be a combination of a bond and a call option on oil.

Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments may not bear interest or pay dividends. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and fluctuate more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the redemption value of a structured investment could be zero or negative. Thus, an investment in a structured investment may entail significant market risks that are not associated with a similar investment in a traditional, US dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured investments also exposes a Fund to the credit risk of the issuer of the structured investment. These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured investments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured investments may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured investments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

Special Situations. A Fund may invest in “special situations.” A special situation arises when, in PPM’s opinion, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities. See “Unseasoned Issuers” for more information.

Swap Agreements. It should be noted that the regulatory and operational landscape for swaps is changing. Many swaps now trade on exchanges. Such exchange-cleared swaps are considered liquid and may be subject to evolving margin (collateral requirements). The move to exchange-cleared swaps is also fracturing the “over-the-counter” swap market, and requires revised contractual arrangements among parties.

A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities, commodities and other similar indices), spread-lock, credit-linked notes (with embedded swaps), commodities and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements, swaps on futures contracts, swap forwards, and other types of swaps agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner.

Cleared swap agreements. Regulations in the US and Europe (and some other countries) involving transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indicies) are required to be centrally cleared. In a transaction involving such swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or Broker Dealer . Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than OTC arrangements, for example, by requiring that the Funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to an OTC derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that PPM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and a Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical OTC derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

The implementation of the clearing requirement has also increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for OTC derivatives.

OTC swap agreements. OTC swap agreements are typically two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most OTC swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be covered by the segregation of assets (or review of “cover”) determined to be liquid by PPM in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. A Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.

Whether a Fund’s use of OTC swap agreements will be successful in furthering its investment objective of total return will depend on PPM’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act. It is possible that developments in the swaps market, including government regulation adopted to implement the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into, or terminate existing, swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating net asset value (“NAV”). For example, a Fund may value credit default swaps at full exposure value for the purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment (premium payment) and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Trade claims. The Funds may purchase trade claims and similar obligations or claims from creditors of companies in financial difficulty that seek to reduce the number of debt obligations they are owed.

Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding future payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally illiquid, but there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws, but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Trust Preferred Securities. The Funds may invest in trust preferred securities, which have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PPM will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Unseasoned Issuers. Investments in the equity securities of companies having less than three (3) years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have brief operating histories and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

US Government Securities. A Fund may invest in securities issued or guaranteed by the US Government or its agencies or instrumentalities (“US Government securities”) in pursuit of its investment objective, or to use as a deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

US Government securities are high-quality instruments issued or guaranteed as to principal or interest by the US Treasury or by an agency or instrumentality of the US Government. Not all US Government securities are backed by the full faith and credit of the US. Some are backed by the right of the issuer to borrow from the US Treasury; others are backed by discretionary authority of the US Government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the US, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

US Government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the US.

US Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the US, the Small Business Administration, the Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the US Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae© and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $270.9 billion in dividends. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required . Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the US Government is considering multiple options, which range from significant reform to nationalization, privatization, consolidation, or even abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are subject to an annual cap on their respective mortgage-related investment portfolios. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned . From a rating agency perspective, Fannie Mae and Freddie Mac are directly correlated to the US government. This was demonstrated in August 2011 when a ratings agency downgraded long-term US government debt as well as the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+. The US Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae and Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

On December 21, 2017, the FHFA and the Treasury agreed to reinstate a $3 billion capital reserve amount for both Fannie Mae and Freddie Mac. The Treasury and FHFA agreed to change the terms of the Senior Preferred Stock certificate to permit Fannie Mae and Freddie Mac to each retain a $3 billion capital reserve each quarter. Beginning in the fourth quarter of 2017, Fannie Mae and Freddie Mac will only pay a dividend to the Treasury if the net worth of each at the end of the quarter is more than $3 billion.

Yields on short-, intermediate- and long-term US Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of US Government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in US Government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or US Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Due to the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, although a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund may invest in residual interest bonds without limitation. Residual interest bonds are a type of inverse floating-rate bond designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments.

Warrants. A Fund may invest in warrants, which are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying security does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Securities and Forward Commitment Contracts. A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis, including standby commitments (“forwards”). Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if the value of the securities declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling mortgage-backed securities transactions.

A Fund may also sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Zero Coupon and Stripped Bonds. The Funds may invest in zero coupon and stripped bonds. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Zero coupon and stripped bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers.

Current US federal income tax law requires holders of zero coupon and stripped securities and certain other securities acquired at a discount, to recognize current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income recognized but not actually received, to its shareholders. To avoid or reduce income or excise tax at the Fund level, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned, including when it is not advantageous to do so, to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

Additional Risk Considerations

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, each Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to a Fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a Fund’s systems, networks or devices. For example, denial of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the Funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. In addition, cybersecurity failures by or breaches of a Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, administrator and other financial intermediaries) may disrupt the business operations of the service providers and of the Fund, potentially resulting in financial losses, the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The Funds and their shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investments in such issuers to lose value.

Derivatives Regulation. The US Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (see “Cleared Swap Agreements” for more information). Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a Broker Dealer intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a Broker Dealer intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The US Government and the European Union have proposed mandatory minimum margin requirements for OTC swap agreements (see “OTC swap agreements” for more information). These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The costs of derivatives transactions are expected to increase further as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on OTC swaps become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Litigation. At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a security or instrument held in a Fund’s portfolio. Further, the Funds may be subject to litigation, and depending upon the nature of the litigation, the Funds may incur costs associated with the defense and/or settlement of any litigation.

Recent Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally, particularly in Europe. While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The recent instability in the financial markets has led the US Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Dodd-Frank Act establishes a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Dodd-Frank Act allows the Federal Deposit Insurance Corporation to “take over” a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Risk of Armed Conflict and War. There are typically a number of armed conflicts and wars occurring across the globe with each having a profound impact on the socio-economic structure of its country participants including local companies and individuals. While armed conflict and war may be typically thought of as emerging market endeavors, the threat of global wars or the participation of advanced economies in minor and/or global war can have an impact on developed economies. Armed conflict and war, in all of their manifestations, can produce economic losses and expose the Funds to a number of risks, including, but not limited to equity securities risk, currency risk, and foreign securities risk (please see the “Glossary of Risks” in the Prospectus for additional information).

III.           FUNDAMENTAL AND OPERATING POLICIES

Fundamental Policies. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

(1)      Each Fund, except the PPM Floating Rate Income Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

(2)     No Fund may invest more than 25% of the value of their respective assets in any particular industry (other than US Government securities and/or foreign sovereign debt securities). It is important to note that industry classification may be very narrow. For example, the telecommunications industry is comprised of several services, which are considered separate industries by PPM. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created. As another example, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel. As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

(3)      No Fund may invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

(4)     No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(5)     No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)      No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(7)     No Fund may invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

(8)      No Fund may borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(9)      No Fund may issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

Operating Policies. The Funds also have adopted non-fundamental investment restrictions. These restrictions are operating policies of the Fund s and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

Each Fund, to the extent applicable intends to comply with the CFTC regulations and NFA requirements limiting the Fund’s investments in futures and options for non-hedging purposes.

For the PPM High Yield Core Fund:

(a)	The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock, in which the Fund may invest without limit) when consistent with its objective.

(b)	To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or US dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

(c)	There may be times when, in PPM’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of the Fund’s shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than BBB- by S&P or with an equivalent rating by a NRSRO.

(d)	In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the US Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or with an equivalent rating by a NRSRO, or which, in PPM’s determination, are of comparable quality; certificates of deposit; banker’s acceptances or time deposits of US banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to such obligations.

Non-Fundamental Investment Restrictions. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, corporate actions, restructurings – related to bankruptcy proceedings or otherwise, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time. See “Temporary defensive positions and large cash positions risk” in the Prospectus.

Additional Operating Policies. The Trustees have adopted additional investment restrictions for the Funds. The restrictions or operating policies of the Funds may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a)       The Funds will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. However, the Funds will invest in investment companies to the extent permitted under Rule 12d1-1, Rule 12d1-2, and Rule 12d1-3 under the 1940 Act.

Minimum Requirement of Rule 35d-1. Certain of the Funds, as noted in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to Rule 35d-1. This includes Funds of the Trust with names such as US “fixed income,” “high yield” or “small, mid or large-cap,” but does not include terms connoting a style of investing (as distinguished from a type of security) such as “value”.

IV.         POR TFOLIO TURNOVER

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. The Funds’ annual portfolio turnover rates for the last five years will be included in the “Financial Highlights” section of the Funds’ prospectus.

Fund	2018	2017
PPM Core Plus Fixed Income Fund	25%	N/A
PPM Credit Fund	37%	N/A
PPM Floating Rate Income Fund	34%	N/A
PPM High Yield Core Fund	18%	N/A
PPM Long Short Credit Fund	38%	N/A
PPM Strategic Income Fund[1]	76%	67%
PPM Large Cap Value Fund	17%	N/A
PPM Mid Cap Value Fund	24%	N/A
PPM Small Cap Value Fund	22%	N/A

[1] Portfolio turnover shown in the table above for periods prior to July 2, 2018 (when the Fund commenced operations) is that of Class A shares of the JNL/PPM America Strategic Income Fund (the “Predecessor Fund”), a series of JNL Strategic Income Fund LLC.

V.       DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

The Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders. The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of PPM and the Distributor in the management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.    Policy Requirements. In order to implement this policy, the procedures generally provide that:

(i)       Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)       Portfolio holdings information that is solely available in other regulatory reports or filings (such as US Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds’ CCO; and

(iii)      Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, PPM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

B.    Public Disclosures. Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any party on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds’ website at https://www.ppmamerica.com/ppmfunds.

A.       Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

   (i)       On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

   (ii)       At such time as those service providers may request; and/or

   (iii)       As necessary for PPM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes. Although PPM cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements PPM has in place.

B.       Other Disclosures. The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to service providers, the Adviser’s consultants, the distributor, senior management, the custodian, the transfer agent, broker-dealers, and counterparties, pricing vendors, and the Funds’ Board. In addition to the Adviser, these service providers may include, but are not limited to, any transition manager (for subscriptions in-kind), distributor, auditor, legal counsel to the Funds, the Trustees, and/or the Funds’ other service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, PPM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and PPM’s Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

C.       Exceptions. From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Funds’ CCO shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring. Upon review and authorization by the Funds’ CCO, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information. Such authorization shall be disclosed to the Funds’ Board.

D.       Regulatory and Legal Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

E.       Monitoring Portfolio Holdings Disclosure and Trading. PPM, JNLD, JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.

Reporting, Recordkeeping, and Exceptions.

Any exceptions to these policies and procedures authorized by the Funds’ CCO shall be reported to the Funds’ Board. The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both PPM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of PPM.

VI.         TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board. The Trustees set broad policies for each Fund and choose the Trust’s officers.

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years and other directorships of public companies or other registered investment companies held by the Trustees. There are 9 series of PPM Funds which are overseen by the Trustees and officers.

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:	Other Directorships Held During Past 5 Years
Interested Trustee
Mark Mandich (58)[1]	Trustee[2] Chief Executive Officer and President	Since inception	Chief Executive Officer and President, PPM (5/2015 to present), previously Executive Vice President and Chief Operating Officer, PPM (11/2000 to 4/2015); Chief Executive Officer, Curian Capital LLC (8/2014 to 5/2015); Manager, Curian Capital LLC (5/2015 to present); Manager, Curian Clearing LLC (5/2015 to present)	None.
Independent Trustees
Kevin Callahan (53)	Trustee[2]	Since inception	Founder, Fairway Capital (1/2017 to present), previously Chief Operating Officer, Adams Street Partners (7/1994 to 12/2016)	None.
Ronald A. Nyberg (65)	Trustee[2] and Independent Chair of the Board of Trustees[3]	Since inception	Partner, Momkus LLC (7/2016 to present), previously Partner, Nyberg & Cassioppi, LLC (10/2000 to 6/2016)	Trustee, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund, Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Advent Claymore Convertible Securities & Income Fund II, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund, Fiduciary/Claymore MLP Opportunity Fund and Guggenheim Enhanced Equity Income Fund.
Janet D. Olsen (62)	Trustee[2]	Since inception	Retired (1/2014 to present)	Trustee, ETF Series Solutions.
1 Mr. Mandich is an “interested person” of the Trust due to his position with PPM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Thomas E. Barnicle (59)	Vice President	Since inception	Executive Vice President and Chief Administrative Officer of PPM (10/2015 to present); Senior Vice President, Information Technology and Office Services of PPM (5/2010 to 10/2015)
Emily J. Bennett (35)	Vice President and Secretary	Since inception
Assistant Vice President of JNAM (2/2018 to present) and Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Mary T. Capasso (47)	Vice President, Chief Legal Officer and Assistant Secretary	Since inception
Senior Vice President and General Counsel of PPM (6/2018 to present); Vice President and Deputy General Counsel of PPM (8/2015 to 6/2018); previously Assistant General Counsel of Harris Associates LP (until 8/2015)

Daniel W. Koors (48)	Vice President Treasurer and Principal Financial Officer	Since inception Since inception
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016); Vice President of other Investment Companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by JNAM (9/2006 to present and 10/2011 to present)

Michael H. Markowitz (54)	Vice President	Since inception
Executive Vice President of PPM (3/2018 to present) and Head of Business Development (12/2016 to present); Senior Managing Director of PPM (12/2016 to 2/2018); previously Senior Managing Director, Corporate Strategy, Head of Traditional Asset Management, Mesirow Financial (4/2014-11/2016); President, Chief Investment Officer, Horizon Cash Management (4/2012- 2/2014)

Colleen P. McDermott (59)	Vice President	Since inception	Senior Managing Director, Product Management of PPM (8/2017 to present); previously Managing Director, Senior Product Manager, Guggenheim Investments (5/2011 to 6/2017)
Mark D. Nerud (52)	Principal Executive Officer	Since inception
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer (Principal Executive Officer) of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018)

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Joseph O’Boyle (56)	Chief Compliance Officer Anti-Money Laundering Officer	Since inception Since inception
Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (6/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (6/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Rebecca A. Paulzine (39)	Vice President and Assistant Secretary	Since November 2018	Vice President and Senior Counsel of PPM (9/2018 to present); Associate General Counsel, Edward Jones (9/2014 to 9/2018); Senior Counsel, Thrivent Financial for Lutherans (1/2010 to 9/2014)
Susan S. Rhee (47)	Vice President and Assistant Secretary	Since inception

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

The business address of the Interested Trustee and each officer affiliated with PPM is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. The address of the Independent Trustees is c/o PPM Funds, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. The business address of each officer affiliated with JNAM is 1 Corporate Way, Lansing, MI 48951.

Board Of Trustees

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. The Board consists of three Trustees who are not “interested persons” of the Trust (“Independent Trustees”) and one interested Trustee. The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee and management.

The Chairman of the Board is an Independent Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has an Audit Committee and a Governance Committee. The committees are comprised exclusively of the Independent Trustees. The independent chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, the Administrator and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent auditor, and for the approval of the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. The Audit Committee is comprised of all independent Trustees. Kevin Callahan serves as the chair of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the PPM Funds Governance Committee. The Governance Committee is comprised of all independent Trustees, and Janet Olsen serves as its chair. The Governance Committee had one meeting in the last fiscal year.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2018 , none of the independent Trustees, nor any member of an Independent Trustee’s immediate family, held a position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund, and/or (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2018, the Trustees beneficially owned the following interests in shares of the Funds:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies
Kevin Callahan	$10,001 to $50,000 – PPM Mid Cap Value Fund $10,001 to $50,000 – PPM Small Cap Value Fund	$10,001 - $50,000
Mark Mandich	None	None
Ronald A. Nyberg	None	None
Janet D. Olsen	$10,001 to $50,000 – PPM Large Cap Value Fund $10,001 to $50,000 – PPM Mid Cap Value Fund	$10,001 - $50,000

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2018, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust. Each Independent Trustee is paid by the Funds an annual retainer of $20,000, as well as a fee of $4,000 for each in-person meeting of the Board attended. For each telephonic meeting of the Board attended, each Independent Trustee is paid a fee of $1,000. The Chairman of the Board of Trustees receives an additional annual retainer of $4,000. The Chairs of the Audit and Governance Committees receive an additional annual retainer of $4,000, respectively, for their services in that capacity. If an Independent Trustee participates in an in-person Board meeting by telephone, the Independent Trustee will receive half of the meeting fee.

The Independent Trustees are reimbursed for reasonable travel expenses incurred in connection with attending meetings, as well as any training or investment company related conferences. The Trust has not adopted any plan providing pension or retirement benefits for Trustees.

The Independent Trustees received the following compensation for their services for the 12-month period ended December 31, 2018.

Independent Trustee	Aggregate Compensation from the Trust For the Fiscal Year Ended December 31, 2018	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Kevin Callahan	$37,000	None	None	$37,000
Ronald A. Nyberg	$37,000	None	None	$37,000
Janet D. Olsen	$37,000	None	None	$37,000

Selection of Trustee Nominees

The Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee at the Funds’ mailing address set forth in the Prospectus. At a minimum, the recommendation should include:

●	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

●	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;

●	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and

●	The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc, a publicly-traded company incorporated in the United Kingdom, would be deemed an “interested person” under the 1940 Act. Prudential plc serves as the ultimate parent company to the Adviser, Administrator and Distributor (the “UK Parent”), and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. In addition, certain other relationships with the UK Parent or its subsidiaries, with registered Broker Dealers , or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Qualifications and Experience of the Trustees

The below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Interested Trustee

Mark Mandich is Chief Executive Officer and President of PPM. He is responsible for all aspects of the company’s day-to-day operations and is also a member of the Executive Forum for Jackson National Life Insurance Company (“Jackson”). Prior to his appointment as President and CEO, Mr. Mandich served as PPM’s Chief Operating Officer since 2001 and held various other senior level positions at the company. He has over 3 5 years of investment industry experience. Mr. Mandich joined PPM in 1993 from Arthur Andersen & Co., where he provided audit and financial consulting services to financial industry clients, including Broker Dealers , mutual funds, commercial finance and banking companies, investment partnerships, and investment advisers. He began his career at the brokerage firm A.G. Becker & Co. Mr. Mandich served on the board of the Fasciano Fund for 5 years and is a director of Chicago Youth Programs. He earned a BS degree in accounting from Valparaiso University and holds the CPA designation. Mr. Mandich has significant executive, financial, regulatory and investment experience.

Independent Trustees

Kevin Callahan has been the Founder of Fairway Capital since January 2017. Prior to this, Mr. Callahan was Chief Operating Officer of Adams Street Partners, a global private markets investment management firm. As Chief Operating Officer, he was Chairman of the Firm’s Operating Committee which oversaw issues related to client service, finance, human resources, legal and information technology. In addition, as Head of the Client Service team, Mr. Callahan oversaw all aspects of the Firm’s client servicing functions including the portfolio management of the fund of funds programs and separate account portfolios. He worked closely with clients in the management of their portfolios, including the development and monitoring of their private equity programs. Mr. Callahan actively participated in all aspects of the Firm’s investment process and was a member of the Executive Committee and Strategic Advisory Committee. Before joining the Adams Street Partners Private Equity Group in 2000, he was a senior member of Brinson Partners’ global investment team for six years, responsible for providing client service and relationship management to Brinson Partners’ clients. From 1987 to 1994, he was a manager in the audit and financial consulting department of Arthur Andersen LLP, where he worked exclusively in the financial services industry. Mr. Callahan earned a BS degree from Ohio State University and an MBA from the University of Chicago Booth School of Business. Mr. Callahan is a member of the CFA Institute and the CFA Society of Chicago and holds the CPA designation. Mr. Callahan has significant executive, financial, and investment experience and is the Audit Committee financial expert.

Ronald A. Nyberg has been a Partner since July 2016 at Momkus LLC, a full service law firm where his practice focuses on leading the firm’s estate planning practice, providing counsel to individuals and families on a variety of estate planning, estate and trust administration matters. He also provides counsel to business organizations and business owners on a wide range of matters including start-up and business formation strategies; partnership, operating, shareholder and buy-sell agreements; mergers and acquisitions; business succession planning; and providing general business advice. Prior thereto, Mr. Nyberg was a Founding Partner at Nyberg & Cassioppi where he specialized in corporate law, business transactions and estate planning. He previously served as Executive Vice President and General Counsel of Van Kampen Investments Inc., where he served on the firm’s seven-member senior management committee with direct responsibility for all legal, regulatory and compliance matters from 1983 until 1999. Mr. Nyberg began his career as an Associate in the general practice of law at Querrey & Harrow in 1978. Mr. Nyberg earned a BA degree, cum laude from Augustana College and a JD with High Honors at IIT/Chicago-Kent College of Law. Mr. Nyberg has significant executive, regulatory and investment experience.

Janet D. Olsen was Managing Director and General Counsel of Artisan Partners Limited Partnership, a registered investment adviser, from 2000-2013; an executive officer of its general partners Artisan Investment Corporation (2001-2012) and Artisan Partners Asset Management Inc. (NYSE: APAM) (2012–October 2013); and an officer of most other Artisan subsidiaries and affiliates. Ms. Olsen was responsible for the management of all legal and regulatory matters for the Artisan entities, including management of complex corporate structure, corporate transactions and securities law matters. Ms. Olsen was Vice President and General Counsel of Artisan Funds, Inc., a registered investment company, from 2001 – 2012, with responsibility for all of the Funds’ legal and regulatory affairs, as well as most fund operations other than tax and accounting. Ms. Olsen retired from Artisan in December 2013. Ms. Olsen was Associate then Partner at Bell, Boyd & Lloyd LLC from June 1981 until November 2000, where she concentrated in corporate, securities and financing matters for companies in the investment management industry, including investment advisers and investment companies. She served as a member of the firm’s Executive Committee and as Chair of its Corporate and Securities Practice Group. Ms. Olsen earned a BA degree, summa cum laude at Blackburn College and a JD at The Law School, The University of Chicago.

V II .       PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of April 1, 2019, the officers and Trustees, as a group, owned less than 1% of the shares of each Fund .

As of April 1, 2019, the following persons beneficially owned 5% or more of the outstanding shares of the Funds:

Name and Address	Fund	Percentage of Outstanding Shares Held (%)
The Prudential Assurance Company Ltd Laurence Pountney Hill London, England EC4R	PPM Core Plus Fixed Income Fund	98.52
	PPM Credit Fund	98.50
	PPM Floating Rate Income Fund	98.52

	PPM High Yield Core Fund	98.52
	PPM Strategic Income Fund	98.51
	PPM Small Cap Value Fund	90.69
Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	PPM Long Short Credit Fund	98.51
	PPM Large Cap Value Fund	64.66
	PPM Mid Cap Value Fund	84.04
PPM America Inc. 225 W Wacker Drive, Suite 1200 Chicago, Illinois 60606	PPM Large Cap Value Fund	35.02
	PPM Mid Cap Value Fund	15.53
	PPM Small Cap Value Fund	8.88

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. The Prudential Assurance Company Ltd and Jackson National Life Insurance Company are affiliates of the Adviser, and the Adviser would vote their shares in the manner set forth in the Trust’s policies to ensure that their votes do not have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

V III .       INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

As stated in the Prospectus, PPM, located at 225 W. Wacker Dr., Suite 1200, Chicago, IL, serves as the investment adviser to the Funds and provides professional investment supervision and management under an Investment Management Agreement between the Funds and the Adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

PPM is an indirect, wholly-owned subsidiary of the UK Parent. PPM was founded in 1990 to provide investment management services primarily to affiliates of the UK Parent. The UK Parent and its affiliated companies constitute one of the world’s leading financial services groups. As of December 31, 201 8 , PPM managed approximately $ 108.3 billion of assets for internal, institutional and retail mandates worldwide.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus. The fee paid by the Trust to the Adviser for the fiscal years ended December 31, 2018, December 31, 2017, and December 31, 2016, were $827,537, $0, and $0, respectively.

For the fiscal years ended December 31, 2018, December 31, 2017, and December 31, 2016, the fees incurred by each remaining Fund (before any fee waivers) pursuant to the Investment Advisory and Management Agreement were as follows :

Fund	December 31, 2018	December 31, 2017	December 31, 2016
PPM Core Plus Fixed Income Fund [1]	$92,499	N/A	N/A
PPM Credit Fund [2]	$102,729	N/A	N/A
PPM Floating Rate Income Fund [3]	$166,079	N/A	N/A
PPM High Yield Core Fund [4]	$127,061	N/A	N/A
PPM Long Short Credit Fund [5]	$115,554	N/A	N/A
PPM Strategic Income Fund [6]	$124,997	$708,204	$651,953
PPM Large Cap Value Fund [7]	$26,245	N/A	N/A
PPM Mid Cap Value Fund [8]	$25,901	N/A	N/A
PPM Small Cap Value Fund [9]	$46,473	N/A	N/A

1 PPM waived $63,772, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

2 PPM waived $63,329, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

3 PPM waived $74,798, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

4 PPM waived $51,089, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

5 PPM waived $40,722, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

6 PPM waived $56,965, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

For the period, January 1, 2018 to July 2, 2018, the Predecessor Fund paid its investment adviser, JNAM, $246,624. For the fiscal years ended December 31, 2017 and December 31, 2016, the Predecessor Fund paid JNAM $708,204 and $651,953,respectively, JNAM waived $246,624, $708,204, and $651,953 of its management fee for the Predecessor Fund for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

7 PPM waived $12,630, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

8 PPM waived $10,215, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively.

9 PPM waived $12,237, $0, and $0, of its management fee for the fiscal year ended December 31, 2018, 2017, and 2016, respectively .

Portfolio Managers

The table below shows the total number of accounts and assets each portfolio manager manages other than the Funds. Information is presented for each category as of December 31, 2018.

		Number of Other Accounts Managed and Assets by Account Type
		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Fund Responsibility	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Greg Anderson	Large Cap Value Mid Cap Value Small Cap Value	3	$1,275,645,081	6	$3,932,684,134	5	$620,549,708
Naveen Bobba	Large Cap Value Mid Cap Value Small Cap Value	3	$1,275,645,081	6	$3,932,684,134	5	$620,549,708
Michael Kennedy	Core Plus Fixed Income Credit Long Short Credit Strategic Income	2	$1,198,837,706	2	$109,018,406	1	$101,027,846
Kevin McCloskey	Large Cap Value Mid Cap Value Small Cap Value	3	$1,275,645,081	6	$3,932,684,134	5	$620,549,708
Jeffrey Moran	Large Cap Value Mid Cap Value Small Cap Value	3	$1,275,645,081	6	$3,932,684,134	5	$620,549,708
Mark Redfearn	Core Plus Fixed Income Credit Long Short Credit Strategic Income	2	$1,198,837,706	7	$5,769,050,180	0	$0
Adam Spielman	Floating Rate Income High Yield Core Long Short Credit Strategic Income	3	$3,657,254,199	6	$1,472,257,207	3	$443,112,171
John Walding	Floating Rate Income High Yield Core	2	$3,578,702,285	2	$105,147,625	1	$56,573,509
Matt Willey	Core Plus Fixed Income Credit	1	$1,121,169,030	1	$54,592,569	1	$3,290,058,401
Curt Burns[1]	High Yield Core	1	$1,940,876,976	3	$1,312,683,744	1	$192,106,425
Christopher Kappas	Floating Rate Income	1	$1,637,813,346	2	$105,147,625	1	$56,573,509
Michael MacKinnon	Large Cap Value Mid Cap Value Small Cap Value	3	$1,275,645,081	6	$3,932,684,134	5	$620,549,708
David Wagner	Floating Rate Income	1	$1,637,813,346	2	$105,147,625	1	$56,573,509
Tim Kane	Floating Rate Income	1	$1,637,813,346	2	$105,147,625	1	$56,573,509
Erica Lankfer	Core Plus Fixed Income Credit	1	$1,121,169,030	1	$54,592,569	2	$3,391,086,247
Karl Petrovich	High Yield Core	1	$1,940,876,976	0	$0	0	$0

		Number of Other Accounts Managed and Assets by Account Type for Which Advisory Fee is Performance Based
		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Fund Responsibility	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Greg Anderson	Large Cap Value Mid Cap Value Small Cap Value	0	$0	0	$0	3	$6,400,163,389
Naveen Bobba	Large Cap Value Mid Cap Value Small Cap Value	0	$0	0	$0	3	$6,400,163,389
Michael Kennedy	Core Plus Fixed Income Credit Long Short Credit Strategic Income	0	$0	0	$0	0	$0
Kevin McCloskey	Large Cap Value Mid Cap Value Small Cap Value	0	$0	0	$0	3	$6,400,163,389
Jeffrey Moran	Large Cap Value Mid Cap Value Small Cap Value	0	$0	0	$0	3	$6,400,163,389
Mark Redfearn	Core Plus Fixed Income Credit Long Short Credit Strategic Income	0	$0	0	$0	0	$0
Adam Spielman	Floating Rate Income High Yield Core	0	$0	3	$745,598,299	0	$0
John Walding	Floating Rate Income High Yield Core	0	$0	3	$745,598,299	0	$0
Matt Willey	Core Plus Fixed Income Credit	0	$0	0	$0	2	$14,535,643,726
Curt Burns	High Yield Core[1]	0	$0	0	$0	0	$0
Christopher Kappas	Floating Rate Income	0	$0	3	$745,598,299	0	$0
Michael MacKinnon	Large Cap Value Mid Cap Value Small Cap Value	0	$0	0	$0	3	$6,400,163,389
David Wagner	Floating Rate Income	0	$0	3	$745,598,299	0	$0
Tim Kane	Floating Rate Income	0	$0	3	$745,598,299	0	$0
Erica Lankfer	Core Plus Fixed Income Credit	0	$0	0	$0	1	$10,445,596,700
Karl Petrovich	High Yield Core	0	$0	0	$0	0	$0

1 Effective May 31, 2019, Curt Burns will no longer serve as a portfolio manager of the PPM High Yield Core Fund.

Compensation

PPM’s compensation and incentive programs are designed to retain high-quality professionals

PPM rewards professional staff according to competitive industry scales, quality of work, and performance through three primary compensation elements:

•	Fixed base salary, which is evaluated and subject to merit increases annually.
•	Discretionary bonuses, which are evaluated annually, and based primarily on individual results. Investment results are our primary consideration, but PPM also considers firm-wide results to encourage cross-team collaboration.
•	Long-Term Incentive Programs, including PPM’s Long-Term Incentive Program (LTIP), and Performance Incentive Award (PIA):
o	LTIP: For most mid- and senior level professionals, LTIP is the primary long-term incentive program. This program is based on PPM’s overall achievement and its other US affiliates’ business plan over a three-year period and has a three-year cliff vesting schedule. Payments under the plan are made in Prudential plc ADRs.
o	PIA: Certain senior executives, portfolio managers, analysts, and traders participate in a Performance Incentive Award (PIA) program, where PPM will invest an amount of deferred compensation in the Funds. This further aligns individual compensation to the investment performance delivered to clients. The PIA program has a three-year cliff vesting schedule. Participants in the PIA are paid in cash at the end of the vesting period.

The mix of base, discretionary bonus, and long-term incentives (LTIP and PIA) varies by level, with more senior employees having a greater percentage of their pay at risk through discretionary bonus and long-term incentives.

Our compensation and incentive programs support our investors’ interests

We strengthen the connection between our compensation and our clients’ goals by structuring incentive programs that promote both individual and firm wide performance.

As of December 31, 2019, none of the portfolio managers beneficially own shares of the Funds. However, as discussed above, certain portfolio managers participate in a deferred compensation program (the PIA program). The Fund(s) in which a portfolio manager’s deferred compensation is invested by PPM may not be the Fund(s) for which he or she serves as a portfolio manager.

Conflicts of Interest

T he management of multiple funds and accounts give s rise to potential and actual conflicts of interest. PPM and the Funds have adopted certain compliance procedures which are designed to address conflicts; however, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Allocation of Time and Ideas

Portfolio managers must divide time and investment ideas across multiple funds and accounts. Portfolio managers generally focus on a particular investment discipline; therefore, other funds and/or accounts are in most cases managed using the same or substantially similar investment strategies that are used in connection with the management of the Funds. As a result, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective Fund.

Investment Opportunities

Other funds and accounts may have similar or different objectives, benchmarks, time horizons, and fees. The other accounts and funds may invest in the same instruments as the Funds, which may create potential conflicts, particularly where investment opportunities in securities or markets are limited or where the liquidity of certain instruments is limited. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. The allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to provide favorable treatment to certain accounts, including those of clients affiliated with PPM. Additionally, conflicts may arise with both the aggregation and allocation of trade orders that were only partially filled due to limited availability. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of clients managed by PPM. PPM seeks to manage such potential conflicts through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Conflicts may also arise in cases where client and/or affiliate client accounts are invested in or conduct research relating to different parts of an issuer ’ s capital structure , such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients or result in PPM receiving material, non-public information, or PPM may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund ’ s investment opportunities. Additionally, if PPM acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, PPM will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PPM acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Related Party Investments

Related parties to PPM may provide initial funding to or otherwise invest in a Fund. When a related party provides “ seed capital ” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund ’ s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Fees

A portfolio manager may advise certain accounts subject to performance based fees. Such circumstances give rise to a potential conflict, in that the portfolio manager may have an incentive to favor performance based fee accounts over a Fund. As noted above, PPM has policies and procedures in place to mitigate such conflicts, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Personal Investments

A portfolio manager may invest in a Fund that he or she advises. Also, a portfolio manager ’ s management of personal accounts may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Funds and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Administrator

Jackson National Asset Management , LLC ( “ JNAM ” ) serves as the administrator of the Trust pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). JNAM is an indirect wholly-owned subsidiary of Jackson, a US-based financial services company. Jackson is an indirect wholly-owned subsidiary of the UK Parent. Under the Administration Agreement, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds, including, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Trust ’ s expense accruals; calculating monthly total return; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust ’ s Form N- PORT and N-CEN . In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for the expenses related to the provision of administrative and transfer agency services, trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors ’ and officers ’ insurance and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.

The fees paid by the Trust to the Administrator for the fiscal year ended December 31, 2018, December 31, 2017, and December 31, 2016, were $161,244, $0, and $0, respectively.

The fees paid by each Fund to the Administrator for the fiscal years ended December 31, 2018, December 31, 2017, and December 31, 2016, are outlined below:

Fund	December 31, 2018	December 31, 2017	December 31, 2016
PPM Core Plus Fixed Income Fund	$23,125	N/A	N/A
PPM Credit Fund	$22,828	N/A	N/A
PPM Floating Rate Income Fund	$30,196	N/A	N/A
PPM High Yield Core Fund	$23,102	N/A	N/A
PPM Long Short Credit Fund	$23,111	N/A	N/A
PPM Strategic Income Fund [1]	$24,999	$177,051	$162,990
PPM Large Cap Value Fund	$4,374	N/A	N/A
PPM Mid Cap Value Fund	$3,700	N/A	N/A
PPM Small Cap Value Fund	$5,809	N/A	N/A

1 For the period, January 1, 2018 to July 2, 2018, the Predecessor Fund paid its administrator, JNAM, $61,656. For the fiscal years ended December 2017 and 2016, the Predecessor Fund paid JNAM $177,051 and $162,990, respectively.

Custodian and Securities Lending Agent. The custodian has custody of all securities and cash of the Trust maintained in the US and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust. The securities lending agent administers the Funds ’ securities lending program.

State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, acts as custodian and securities lending agent for the Funds.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion after the split. The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Funds’ Board will periodically review the “split” between the lending agent and the Funds. For the fiscal year ended December 31, 2018, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of each Fund, and State Street were as follows (“State Street Securities Lending Agreement”):

	PPM Core Plus Fixed Income Fund	PPM Credit Fund	PPM Floating Rate Income Fund	PPM High Yield Core Fund
Gross income earned by the Fund from securities lending activities	$6,563	$10,649	$5,499	$68,804
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$193	$367	$243	$3,263

Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$122	$177	$91	$1,139
Administrative fees not included in the revenue split	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0
Rebates (paid to borrower)	$4,516	$6,805	$2,985	$35,045
Any other fees not included in the revenue split	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$4,831	$7,349	$3,319	$39,447
Net income from securities lending activities	$1,732	$3,300	$2,180	$29,357

	PPM Strategic Income Fund	PPM Large Cap Value Fund	PPM Mid Cap Value Fund	PPM Small Cap Value Fund
Gross income earned by the Fund from securities lending activities	$24,054	$1,062	$1,683	$1,488
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$847	$60	$70	$29
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$409	$16	$29	$28
Administrative fees not included in the revenue split	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0
Rebates (paid to borrower)	$15,186	$445	$955	$1,169
Any other fees not included in the revenue split	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$16,442	$521	$1,054	$1,226
Net income from securities lending activities	$7,612	$541	$629	$262

For the fiscal year ended December 31, 2018, State Street, acting as agent for certain Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund as necessary or requested by the Funds; and (xiii) preparation of and modification to ancillary lending documents.

Transfer Agent. UMB Fund Services, Inc. (the “Transfer Agent” or “UMB”) 235 W. Galena Street, Milwaukee, WI, 53212 provides transfer agent and dividend-paying services to each Fund of the Trust. In providing these services, UMB assists in the preparation of Fund regulatory reports and reports to the management of the Trust, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things.

Independent Registered Public Accounting Firm. The Trustees have appointed KPMG LLP ( “ KPMG ” ), 200 E. Randolph Street, Chicago, IL 60601 as the Trust ’ s independent registered public accounting firm. KPMG audit s and report s on the Trust ’ s annual financial statements and perform s other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

The Distributor. Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), 300 Innovation Drive, Franklin, Tennessee 37607 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. The Distributor is not obligated to sell any specific amount of shares. JNLD is a wholly-owned subsidiary of Jackson. As noted above, Jackson is an indirect wholly-owned subsidiary of the UK Parent.

Legal Counsel. Ropes & Gray LLP, 191 North Wacker Drive, Chicago, IL 60606, serves as legal counsel to the Trust.

Fund Transactions and Brokerage.

PPM places all orders for the purchase and sale of each Fund ’ s portfolio securities. The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds ’ transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, PPM may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

PPM generally seeks to obtain best execution for client transactions with Broker Dealers , that is, to obtain not necessarily the lowest commission cost or best price, but the best overall qualitative execution under the circumstances. Factors that influence the way PPM selects Broker Dealers for trade execution include , but are not limited to the :

•	Q uality of trade execution, including the accuracy and timely execution of trades, clearance and cooperation by the Broker Dealer in resolving errors and disputes;
•	R eputation, financial strength , reliability and creditworthiness of the Broker Dealer;
•	Broker Dealer’s block trading and positioning capabilities;
•	W illingness of the Broker Dealer to execute difficult transactions;
•	W illingness of the Broker Dealer to execute a transaction in combination with another transaction or transactions which, in aggregate, provide net benefit to the Adviser ’ s client;
•	W illingness and ability of the Broker Dealer to commit capital;
•	A ccess provided by the Broker Dealer to the Adviser and its clients to underwritten offerings, including new issues of fixed income securities;
•	O verall costs of trades placed, that is, the net price paid or proceeds received, including commissions, mark-ups, mark-downs, spreads, other transaction costs and opportunity costs in the context of the PPM ’ s knowledge of negotiated commission rates currently available;
•	N ature of the security being traded;
•	S ize of the transaction;
•	D esired timing of the trade;
•	E xisting and anticipated activity in the market for the security;
•	C onfidentiality considerations ;
•	R esearch, products and other services provided for the benefit of PPM and its clients.

PPM may allocate brokerage transactions for clients to Broker Dealers that provide brokerage and research services to PPM and that charge commissions in excess of the amount of commission another Broker Dealer would charge for the same transaction. Such brokerage and research services may be available to PPM on a cash basis and at a lower cost. Before effecting these brokerage transactions, PPM determines in good faith that the amount of such commission is reasonable in relation to the factors set forth above, including the value of the brokerage and research services provided by such Broker Dealer viewed in terms of either that particular transaction or PPM ’ s overall responsibilities to all its clients. PPM periodically reviews the general level of brokerage allocated to various firms and the services provided by such Broker Dealers.

Brokerage and research services may relate to a specific transaction placed with such Broker Dealer, but for the most part, the services so provided will consist of a wide variety of information useful to PPM in providing its investment advice to some or all of its clients. This material generally relates to general economic, interest rate, and equity and debt market conditions as well as information on specific companies and industries.

The brokerage and research services that may be paid for with client commissions include:

•	R esearch reports;
•	S pecialized financial and industry publications and research compilations;
•	Q uantitative, economic, international, and market strategy services;

•	C ompilations of securities prices;
•	D ividends and similar data bases;
•	M arket data;
•	P rofessional seminars;
•	T he services of certain economic or financial consultants.

These and other types of brokerage and research services may be originated by the Broker Dealer performing execution services or by third parties that are paid by the Broker Dealer.

From time to time, PPM may attend certain events sponsored by Broker Dealer s where it is able to arrange meetings with senior management of corporate issuers. PPM does not allocate client commissions to Broker Dealer s on the basis of providing such access, though it may allocate client commission on the basis of other substantive research provided in relation to such an event (research reports, analyst meetings/presentations, etc.).

PPM may receive products or services that are used both as investment research and for administrative, marketing or other non-research purposes. In those cases, PPM makes a good faith effort to determine the relative proportions of such products or services that constitute “ research. ” PPM has a conflict in making this decision. The portion of the cost of such products or services attributable to research may be paid, in whole or in part, by brokerage commissions on client transactions. In any such instance, the costs not attributable to research will be paid by PPM in hard dollars .

Research products or services may benefit any or all of PPM ’ s clients and such research products or services may not necessarily be used by PPM for the account(s) that paid the commissions to the Broker Dealer providing such products or services. PPM also may advise clients regarding debt issues or other fixed price offerings ( “ Fixed Price Offerings ” ). PPM may direct that a portion of such a Fixed Price Offering be purchased for a client from a Broker Dealer who provides “ selling concessions ” to PPM in the form of research services, products or analysis which will consist of a wide variety of information and products useful to the Adviser or its clients in general. The direction of such purchases of Fixed Price Offerings to particular Broker Dealers generally will not result in any added costs to clients. Nevertheless, since PPM derives a benefit from such selling concessions that it would not otherwise have absent its relationship with its clients, clients should be aware that such arrangements may create a conflict of interest.

Currently, while PPM may pay more than the lowest available commission rate in accordance with the “ safe harbor ” provision of Section 28(e) of the Securities Exchange Act of 1934 ( “ Section 28(e) ” ) in its selection of Broker Dealer s as noted above, PPM typically does not enter into contractual arrangements for the receipt of research or other services to be paid with soft dollar transactions. While PPM generally does not enter into contractual arrangements or other understandings to obtain research or other products or services, the receipt thereof would provide a benefit to PPM (and to its clients) as PPM does not have to produce or pay for such research, products or services. Also, the availability of research, products or services may provide an incentive to PPM to select or recommend a particular Broker Dealer, rather than solely based on the clients ’ interest based in receiving most favorable execution. PPM does not cause clients to pay commissions (or markups or markdowns) higher than those charged by other Broker Dealers in return for soft dollar benefits. Research received by PPM pursuant to the use of soft dollars is used in connection with all clients of PPM for whom the applicable portfolio managers or other advisory personnel receiving research provide investment advice.

Consistent with its obligation to seek best execution on behalf of its clients, PPM does receive brokerage and research in accordance with the requirements of Section 28(e). Research received includes, to the extent permissible under applicable law, specific company or third party research, market data, access to securities analysts and corporate management and industry conferences and (1) furnishes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, or the availability of securities or purchasers or sellers of securities or (2) furnishes analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. PPM will only obtain research to the extent that it reasonably believes that the research obtained provides lawful and appropriate assistance to PPM in the performance of its investment decision-making responsibilities. Brokerage services received includes access to electronic trading platforms, access to traders with greater familiarity with company trading and market makers, and assists in effecting securities or performs other functions incidental to the transaction (such as clearance or settlement). Research or brokerage service received is used by the portfolio managers in connection with their management of all applicable client accounts.

During the fiscal year ended December 31, 2018, the following Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to Broker Dealers which may have provided research services to the Funds:

Fund	Estimated Gross Dollar Value of Purchases/Sales Directed to Broker Dealers Providing Research and Brokerage Services as Defined by Section 28( e) of the Securities Exchange Act of 1934	Estimated Commissions on Purchases/Sales Directed to Broker Dealers Providing Research and Brokerage Services as Defined by Section 28(e ) of the Securities Exchange Act of 1934
PPM Large Cap Value Fund	$8,371,437	$3,385
PPM Mid Cap Value Fund	$7,676,522	$4,525
PPM Small Cap Value Fund	$10,864,835	$7,948

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through Broker Dealers that are affiliated with the Trust or the Adviser, if, in PPM ’ s judgment, the use of such affiliated Broker Dealer is likely to result in price and execution at least as favorable as those of other qualified Broker Dealers, and if, in the transaction, the affiliated Broker Dealer charges the Fund a commission rate consistent with those charged by the affiliated Broker Dealer to comparable unaffiliated customers in similar transactions. The Funds may terminate the ability to execute agency cross trades at any time. The Board has adopted procedures and such transactions are reported to the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, PPM is permitted to purchase securities from an underwriting syndicate in which an affiliate of PPM is a member. The Board has adopted procedures and all such transactions are reported to the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, PPM is permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by PPM. The Board has adopted procedures and all such transactions are reported to the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser believes that to do so is in the interest of a Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	Fiscal Period Ended December 31, 2018	Fiscal Period Ended December 31, 2017	Fiscal Period Ended December 31, 2016
PPM Core Plus Fixed Income Fund	$226	N/A	N/A
PPM Credit Fund	$268	N/A	N/A
PPM Floating Rate Income Fund	$96	N/A	N/A
PPM High Yield Core Fund	$1,205	N/A	N/A
PPM Long Short Credit Fund	$1,015	N/A	N/A
PPM Strategic Income Fund [1]	$1,101	$1,138	$2,267
PPM Large Cap Value Fund	$3,535	N/A	N/A
PPM Mid Cap Value Fund	$4,678	N/A	N/A
PPM Small Cap Value Fund	$9,086	N/A	N/A

1 Bokerage commissions shown in the table above for periods prior to July 2, 2018 (when the Fund commenced operations) is that of the Predecessor Fund.

During the past three fiscal years, the Fund s did not pay any amounts in brokerage commissions or any percentage of the Fund ’ s aggregate broker commissions to affiliated Broker Dealers .

As of December 31, 2018, the following Funds owned securities of one of each Fund’s regular B roker D ealers, or a publicly traded parent company of such B roker Dealer:

Fund	Broker Dealer	Value Of Securities Owned
PPM Core Plus Fixed Income Fund	Bank of America Corp.	$581,374
PPM Core Plus Fixed Income Fund	Barclays Capital Inc.	$193,042
PPM Core Plus Fixed Income Fund	Citigroup Inc.	$1,241,445
PPM Core Plus Fixed Income Fund	Goldman Sachs & Co.	$745,778
PPM Core Plus Fixed Income Fund	HSBC Holdings Plc	$596,456
PPM Core Plus Fixed Income Fund	J.P. Morgan	$1,619,240
PPM Core Plus Fixed Income Fund	Morgan Stanley & Co., Inc.	$660,609
PPM Core Plus Fixed Income Fund	State Street Corp.	$1,255,699
PPM Core Plus Fixed Income Fund	Wells Fargo Securities, Inc.	$186,174
PPM Credit Fund	Bank of America Corp.	$992,334
PPM Credit Fund	Barclays Capital Inc.	$366,278
PPM Credit Fund	Citigroup Inc.	$1,556,503
PPM Credit Fund	Goldman Sachs & Co.	$1,311,026
PPM Credit Fund	J.P. Morgan	$1,826,170
PPM Credit Fund	Morgan Stanley & Co., Inc.	$749,288

Fund	Broker Dealer	Value Of Securities Owned
PPM Credit Fund	State Street Corp.	$252,201
PPM Credit Fund	Wells Fargo Securities, Inc.	$168,037
PPM Floating Rate Income Fund	State Street Corp.	$1,008,284
PPM High Yield Core Fund	Barclays Capital Inc.	$193,042
PPM High Yield Core Fund	Citigroup Inc.	$263,249
PPM High Yield Core Fund	Goldman Sachs & Co.	$120,695
PPM High Yield Core Fund	J.P. Morgan	$463,969
PPM High Yield Core Fund	Morgan Stanley & Co., Inc.	$72,840
PPM High Yield Core Fund	State Street Corp.	$4,106,777
PPM Long Short Credit Fund	Bank of America Corp.	$646,832
PPM Long Short Credit Fund	Barclays Capital Inc.	$193,042
PPM Long Short Credit Fund	Citigroup Inc.	$1,507,926
PPM Long Short Credit Fund	Credit Suisse Group AG	$430,811
PPM Long Short Credit Fund	Goldman Sachs & Co.	$743,028
PPM Long Short Credit Fund	J.P. Morgan	$1,136,853
PPM Long Short Credit Fund	Morgan Stanley & Co., Inc.	$787,269
PPM Long Short Credit Fund	State Street Corp.	$2,960,766
PPM Long Short Credit Fund	Wells Fargo Securities, Inc.	$134,300
PPM Strategic Income Fund	Bank of America Corp.	$751,273
PPM Strategic Income Fund	Barclays Capital Inc.	$394,640
PPM Strategic Income Fund	Citigroup Inc.	$751,552
PPM Strategic Income Fund	Credit Suisse Group AG	$547,546
PPM Strategic Income Fund	Goldman Sachs & Co.	$953,084
PPM Strategic Income Fund	J.P. Morgan	$1,285,995
PPM Strategic Income Fund	Morgan Stanley & Co., Inc.	$745,176
PPM Strategic Income Fund	State Street Corp.	$2,693,326
PPM Strategic Income Fund	Wells Fargo Securities, Inc.	$141,451
PPM Large Cap Value Fund	Goldman Sachs & Co.	$116,935
PPM Large Cap Value Fund	J.P. Morgan	$126,906
PPM Large Cap Value Fund	State Street Corp.	$38,481
PPM Mid Cap Value Fund	State Street Corp.	$20,957
PPM Small Cap Value Fund	State Street Corp.	$56,991

Code of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser and JNLD have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. Subject to the requirements of the Codes of Ethics, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds. The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds ’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser , which is included as Appendix B to this SAI .

The Policy is designed to promote accountability of the company ’ s management to its shareholders and to align the interests of management with those shareholders. PPM generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. PPM may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, PPM may abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, PPM will monitor situations that may result in a conflict of interest in accordance with their proxy voting procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities is available (1) without charge, upon request by calling 1-844-446-4PPM (1-844-446-4776), (2) by writing PPM Funds, PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (3) online at https://www.ppmamerica.com/ppmfunds, and (4) on the SEC ’ s website at www.sec.gov.

Additionally, information on how the Funds voted proxies for the twelve-month period ended June 30 is available online at https://www.ppmamerica.com/ppmfunds and on the SEC ’s website at www.sec.gov.

IX .        PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Purchases, exchanges and redemptions are discussed in the Prospectus under the section entitled “ Buying, Selling And Exchanging Fund Shares ” . You may, subject to PPM ’ s approval, purchase Institutional Shares of the Funds with securities that are eligible for purchase by the Fund (consistent with the Fund ’ s investment objective and strategy) and that have values that are reasonably ascertainable in accordance with the Fund ’ s valuation policies. Should PPM approve your purchase of a Fund ’ s shares with securities, the Fund would follow its “ Purchase In-Kind ” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange ( “ NYSE ” ) after receipt of the purchase order) pursuant to the Funds ’ “ Valuation Policies and Procedures (and Fair Value Determinations) ” as then in effect. Call PPM Funds at 1-844-446-4PPM (1-844-446-4776) to determine if you are eligible to purchase shares of the Funds with other securities.

All investments in the Trust are credited to the shareholder ’ s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the NAV of a Fund ’ s shares is generally determined once each day on which the New York Stock Exchange ( “ NYSE ” ) is open (a “ Business Day ” ) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund ’ s shares is not determined on the days the NYSE is closed, which days generally are New Year ’ s Day, Martin Luther King Jr. holiday, President ’ s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of a Fund ’ s share may also not be determined on days designated by the Board or on days designated by the SEC.

The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

The Board has adopted procedures pursuant to which the Adviser may determine, subject to ratification by the Board, the “ fair value ” of securities for which a current market price is not available or the current market price is considered unreliable or inaccurate.

Certain of the Funds invest in foreign securities and other assets that are priced in a currency other than U.S. dollars. For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund’s shares.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund ’ s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign equity portfolio securities used in such calculation, the Trust ’ s procedures for valuing of such securities authorize the Adviser, subject to verification by the Trustees, to determine the “ fair value ” of such foreign equity securities for purposes of calculating a Fund ’ s net asset value. When fair valuing such foreign equity securities, the Adviser adjusts the closing prices of foreign equity portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “ fair value ” of such securities for purposes of determining a Fund ’ s net asset value.

The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

A Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Funds, however, have elected to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

X.      DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or class of shares of a Fund (if more than one class is issued), as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders ’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders ’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders ’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund even though (1) the matter has not been approved by a majority vote of the shares of any other Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

•	Designate a Fund of the Trust;

•	Change the name of the Trust; or

•	Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

X I .        TAX STATUS

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the distributing Fund, unless otherwise requested by a shareholder. The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or B roker D ealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under US federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis. You are advised to consult your own tax advisor with respect to the specific tax consequences of an investment in a Fund in light of your particular circumstances. This discussion is not intended as a substitute for careful tax planning.

U.S. Federal Income Taxation of the Funds—in General

Each Fund intends to elect and to qualify and be eligible for treatment each year as a “ regulated investment company ” under Subchapter M of the Code. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, gains, losses, expenses and distributions of each Fund are considered separately for purposes of determining whether or not a Fund qualifies and is eligible for treatment as a regulated investment company.

To qualify as a regulated investment company, a Fund must meet certain requirements with respect to the nature and sources of its income (the “ qualifying income requirement ” ) and certain requirements regarding the nature and diversification of its investment assets (the “ asset diversification requirement ” ). In order to meet the qualifying income requirement, each Fund must derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this qualifying income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for US federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund ’ s investments in ETFs and master limited partnerships ( “ MLPs ” ), if any, may qualify as interests in qualified publicly traded partnerships.

In order to meet the asset diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of the Fund ’ s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), US Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund ’ s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund ’ s total assets consists of, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund must also distribute annually at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, in order to maintain its eligibility for treatment as a regulated investment company.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to US federal income or excise tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain. With the exception of the PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund, each Fund declares dividends from their investment income daily and intends to pay shareholders dividends from net investment income monthly and distribute any net capital gains that it has realized, if any, at least annually. Each of the PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund declares dividends from their investment income and intends to pay shareholders dividends from net investment income and distribute any net capital gains that it has realized, if any, at least annually. However, no assurance can be given that a Fund will not be subject to US federal income or excise taxation.

Any investment company taxable income or net capital gain retained by a Fund will be subject to US federal income tax at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for US federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their US federal income tax liabilities, if any, and to claim refunds on a properly-filed US tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for US federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder ’ s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance any Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If a Fund were to fail to comply with the qualifying income, asset diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to cure such failure, or otherwise failed to qualify and be eligible for treatment as a regulated investment company for any taxable year, it would be taxed in the same manner as an ordinary corporation that year without being able to deduct the distributions it makes to its shareholders. In addition, a Fund could be required to recognize net unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. In order to avoid this excise tax, a Fund must distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year (or November 30 or December 31 of that year, if the Fund is permitted to elect and so elects); and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For purposes of the required excise tax distribution, a Fund ’ s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Capital Loss Carryforwards

For US federal income tax purposes, potentially subject to certain limitations, a Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset capital gains, if any, realized during subsequent taxable years. Net capital losses can be carried forward without expiration and any such carryover losses will retain their character as short-term or long-term. To the extent subsequent capital gains are offset by such losses, they would not result in US federal income tax liability to a Fund, regardless of whether such net capital gains are distributed to shareholders.

At December 31, 2018, the Funds listed in the table below had capital loss carryforwards available for US federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards were as follows:

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
PPM Core Plus Fixed Income Fund	42,054	26,709	68,763
PPM Floating Rate Income Fund	42,248	—	42,248

Taxation of Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount ( “ OID ” ) is treated as interest income and is included in a Fund ’ s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “ market discount. ” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “ revised issue price ” ) over the purchase price of such obligation. Subject to the discussion below regarding Code Section 451, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “ accrued market discount ” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund ’ s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund ’ s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Code Section 451 generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer ’ s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the Treasury and IRS have announced that they intend to issue proposed regulations providing that Section 451 does not apply to market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements. The Fund’s current practice is to include in income any market discount as it takes the same into account on its financial statements and therefore no changes to the Fund’s financial statements would be expected to result if Section 451 applied to the accrual of market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “ acquisition discount ” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in a Fund ’ s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by selling of portfolio obligations including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (defined below) than if the Fund had not held such obligations.

Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

To the extent such investments are permissible, a Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If a Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by a Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to US federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the corporate dividends-received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

Foreign Investments. Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund ’ s return on those investments. Tax conventions between certain countries and the US may reduce or eliminate such taxes. If more than 50% of a Fund ’ s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder ’ s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder ’ s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to US federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

PFICs. “Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to US federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options, Futures and Other Derivatives. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for US federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes, Structured Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, if any, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, if any, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for US federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and US Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to US federal income tax in all events. This notice also provides, and the Treasury Regulations are expected to provide, that excess inclusion income of a Fund, will be allocated with the same consequences as if the investment was held directly.

In general, excess inclusion income allocated to shareholders of a Fund (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder or partner, will not qualify for any reduction in US federal withholding tax.

Investments in Other Investment Companies. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC. If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the “dividends-received deduction,” then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. (Qualified dividend income and the dividends-received deduction are described below.)

Federal Income Taxation of Shareholders

For US federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends ( “ Capital Gain Dividends ” ) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “ qualified dividend income ” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “ net investment income ” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund ’ s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder ’ s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder ’ s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions on a Fund ’ s shares are generally subject to US federal income tax as described herein to the extent they do not exceed the Fund ’ s realized income and gains, even though such distributions may economically represent a return of a particular shareholder ’ s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund ’ s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund ’ s shares below the shareholder ’ s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund ’ s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “ qualified dividend income ” that is eligible for taxation at long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund ’ s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund ’ s shares. If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund ’ s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Pursuant to proposed regulations on which regulated investment companies may rely, distributions by a Fund to its shareholders that such Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a Fund from REITs, to the extent such dividends are properly reported as such by the Fund in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying Fund shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund ’ s investment in a MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of a Fund will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed under the Code ’ s “ wash sale ” rule if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See each Fund ’ s Prospectus for more information.

Backup Withholding

Each Fund generally is required to withhold and remit to the US Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder ’ s US federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “US persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of US federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of US real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or US source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “ US real property interests ” ( “ USRPIs ” ) apply to the foreign shareholder ’ s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity ( “ QIE ” ) because it is either a “ US real property holding corporation ” ( “ USRPHC ” ) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation ’ s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in US real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold US tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file US tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “ look through ” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund ’ s foreign shareholders and would be subject to US tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a US tax return and pay tax on the distributions at regular US federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder ’ s current and past ownership of a Fund.

Foreign shareholders of a Fund also may be subject to “ wash sale ” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Each Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from the Fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under US Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted . Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer ’ s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these Regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Code Sections and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends). Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor ’ s own situation, including investments through an intermediary.

X I I.        FINANCIAL STATEMENTS

The audited financial statements and financial highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of and for each of the periods presented through December 31, 2018, included in the Trust’s Annual Report to shareholders are incorporated by reference into (which means they legally are a part of) this SAI. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service (“Moody’s”) Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody ’ s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “ (hyb) ” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. *

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”) Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment s on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor ’ s capacity to meet its financial commitment s on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor ’ s to meet its financial commitment s on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor ’ s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment s on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘ D ’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation ’ s rating is lowered to ‘ D ’ if it is subject to a distressed exchange offer.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P ’ s analysis of the following considerations:

•	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitment s on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors ’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor ’ s capacity to meet its financial commitment s on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor ’ s capacity to meet its financial commitment s on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor ’ s capacity to meet its financial commitment s on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor ’ s capacity to meet its financial commitment s on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘ BB ’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor ’ s inadequate capacity to meet its financial commitment s on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment s on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor ’ s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment s on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment s on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D : An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Ratings Inc. (“Fitch”) National Short-Term Credit Ratings

F1(xxx): Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency ’ s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx): Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx): Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx): Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx): Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx): Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx): Indicates actual or imminent payment default.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch National Long-Term Credit Ratings

AAA(xxx): ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx): ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx): ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx): ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx): ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx): ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met, but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx): ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country.

CC(xxx): ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country.

C(xxx): A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; and

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default. ‘ RD ’ ratings indicate an issuer that, in Fitch ’ s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx): ‘D’ National Ratings denote an issuer or instrument that is currently in default.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘ RD ’ ratings indicate an issuer that in Fitch ’ s opinion has experienced:

a. an uncured payment default on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘ D ’ ratings indicate an issuer that in Fitch ’ s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency ’ s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer ’ s financial obligations or local commercial practice.

DBRS Limited Commercial Paper and Short-Term Debt Ratings

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “ (high) ” , “ (middle) ” , and “ (low) ” .

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer ’ s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “ distressed exchange. ” See Default Definition for more information.

PPM AMERICA, INC.

PPM LOAN MANAGEMENT COMPANY, LLC

Proxy Voting Policies and Procedures

The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc., and PPM Loan Management Company, LLC. (collectively, “PPM”) votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM’s advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I.	Responsibility for Voting. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:
●	the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;
●	the client otherwise instructs PPM; or
●	in PPM’s judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

The financial interest of PPM’s clients is the primary consideration in determining how proxies should be voted.

When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the “Voting Guidelines”). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services (“ISS”), set forth PPM’s positions on recurring issues and the criteria for addressing non-recurring issues.

II.	Oversight. The Portfolio Management function, typically led by the Public Equity team, oversees the proxy voting process and reviews these policies and procedures, including the Voting Guidelines, at least annually.
III.	Administration. All proxies received by PPM for accounts over which PPM has been delegated proxy voting authority, will be forwarded to Portfolio Services for administration. PPM has engaged an independent third-party service, ISS, to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS’ primary function with respect to PPM is to communicate shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM’s instructions.

Where delegated proxy voting authority, PPM retains final authority and fiduciary responsibility for the voting of proxies.

A.	Receipt and recording of proxy information.
1.	Portfolio Services is responsible for establishing in each client record whether the client has:

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●

vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

●

provided PPM with a specific proxy voting instruction.

2.	For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS.
B.	Reconciliation of holdings
1.	Portfolio Services shall forward a current list of portfolio holdings to ISS twice weekly, on Tuesday and Thursday.
2.	Portfolio Services receives a report twice weekly from ISS. The report serves as a notice of any upcoming (up to 30 days into the future) proxy meeting which PPM has a right to vote and breaks down each item which is to be voted on.
3.	For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.
C.	Transmission of ballots. ISS shall transmit each proxy ballot (electronically or by mail).
D.	Records. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:
1.	a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);
2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;
3.	a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;
4.	a copy of each written client request for PPM’s proxy voting record; and
5.	a copy of any written response from PPM to any client request (written or oral) for PPM’s proxy voting record.
E.	Availability of records. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.
IV.	Voting Policy.
A.	Client instruction. If a client delivers a proxy voting instruction to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers the respective securities held in that client’s account in accordance with

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that instruction. Portfolio managers shall be responsible for reviewing client directed voting instructions and the PPM Legal & Compliance Department (“Legal & Compliance”) will periodically review votes cast to ensure compliance with such instructions.

B.	No client instruction. If a client does not deliver a proxy voting instruction to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client’s account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.
C.	Mutual Fund – Echo Voting - Where PPM or affiliates have made proprietary or seed investments in mutual funds for which PPM serves as investment adviser, PPM will vote proxies with respect to the fund shares held in those accounts in a proportionate manner as to echo the votes of all other institutional fund shareholders.
V.	Voting Analysis and Guidelines. Where PPM exercises voting authority, it has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.
A.	Research. PPM utilizes ISS to perform research and make recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.
B.	Analysis. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

●	if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required;
●	if a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall instruct ISS to change the recommended vote accordingly;
●	if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal & Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted in accordance with Section VI below;
●	if the proposal is not addressed in the Voting Guidelines or if the application of the Voting Guidelines is unclear, the portfolio manager shall review the proposal and submit its recommended vote to Portfolio Services and to Legal & Compliance for review and resolution in accordance with Section VI below;
●	if ISS is unable to provide a recommendation for a vote, the portfolio manager of the affected portfolio shall research and recommend a vote in accordance with Section VI below.
VI.	Conflicts of Interest. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and

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votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

A.	Identification. Legal & Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:
●	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
●	an officer or board member of the issuer is also an employee of PPM;
●	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;
●	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
●	PPM has an interest in the outcome of the matter before shareholders; or
●	the Chief Compliance Officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.
B.	Resolution. Legal & Compliance shall maintain a list of all issuers with whom PPM is deemed to have a potential conflict voting proxies (the “Identified Issuers”) and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote. The Conflicts Committee may include any member of the Public Equity Group, the Chief Compliance Officer of PPM or General Counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

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PPM AMERICA, INC.

PPM LOAN MANAGEMENT COMPANY, LLC

Proxy Voting Policies and Procedures

Request for Vote Contrary to Voting Guidelines

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. and PPM Loan Management Company, LLC (the “Procedures”) permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. In order to facilitate the process of reviewing any request for a vote contrary to the Voting Guidelines, please provide the following information:

Part I. Request and Related Facts (to be completed by the portfolio manager)

1.

State the provision of the Voting Guidelines that applies to the shareholder proposal:

2.

Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. In particular, please describe any circumstance or factor in which the proposed recommendation may be deemed to be the product of a conflict of interest or result in a breach of the duties owed to PPM’s clients by either any individual or PPM (if none, please indicate accordingly):

Requested for approval:

I certify that I have read and understand the section(s) of the Voting Guidelines that would otherwise result in a vote contrary to the recommended vote listed above and to the best of my knowledge I believe that the proposed recommendation (i) is not the result of a

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conflict of interest and (ii) does not result in a breach of the duties owed to PPM clients by me, any individual at PPM or PPM.

Name	Title	Date

Approved by (Department Head):

Name	Title	Date

Part II: Legal and Compliance Review

Legal & Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if (check as appropriate):

☐	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
☐	an officer or board member of the issuer is also an employee of PPM;
☐	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;
☐	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
☐	PPM has an interest in the outcome of the matter before shareholders; or
☐	the Chief Compliance Officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

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Based on the foregoing, it is determined that the proposed recommendation presents:

No Conflict of Interest

A Potential Conflict (and is hereby submitted to the Conflicts Committee for review)

Approved by:

Name	Title	Date

Part III: Determination of the Conflicts Committee (if applicable)

The Conflicts Committee shall review the foregoing information to determine whether the proposed recommendation (i) is not the product of a conflict of interest and (ii) does not result in a breach of the duties owed to clients by either the individuals listed or PPM. In light thereof and upon review of the foregoing, the proposed Exception is:

Approved*

Not Approved

Name	Title	Date

* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

Portfolio Services shall retain in its files a copy of this Request and any related information.

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2018 U.S. Proxy Voting Guidelines Summary1

Effective for Meetings on or after February 1, 2018

1 Developed in connection with the Institutional Shareholder Services Inc. 2018 U.S. Proxy Voting Guidelines Summary (Published and Updated January 4, 2018).

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients’ portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
›	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
›	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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1. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

›	Independent directors comprise 50 percent or less of the board;
›	The non-independent director serves on the audit, compensation, or nominating committee;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS U.S. Categorization of Directors
1.	Executive Director
	1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director
Board Identification
	2.1.	Director identified as not independent by the board.
Controlling/Significant Shareholder
	2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Former CEO/Interim Officer
	2.3.	Former CEO of the company. [3,4]
	2.4.	Former CEO of an acquired company within the past five years.[4]
	2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]
Non-CEO Executives
	2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
	2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.10.
Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.11.
Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.14.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

	2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].
Other Relationships
	2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
	2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
	2.18.	Founder[11] of the company but not currently an employee.
	2.19.	Any material[12] relationship with the company.

3.	Independent Director
	3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;

2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
3 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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›	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by- case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by- case) if:

›	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total

4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A multi-class capital structure; and/or
›	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders’ rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

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Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

›
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

›	The non-audit fees paid to the auditor are excessive;
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

›
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices; or
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
›	Failure to replace management as appropriate; or
›
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

›	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and
›
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

7 A proxy access right that meets the recommended guidelines.

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Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and

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›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See Categorization of Directors).

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›        Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›
The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
›	The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and
›	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.	SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

›	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
›	The company’s ownership structure and historical voting turnout;
›	Whether the board could amend bylaws adopted by shareholders; and
›	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture- of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

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›	The company’s stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
›
Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20 percent trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
›
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

›	The scope and structure of the proposal;
›
The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

›	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company’s proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and

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›	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders’ current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and

8 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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›	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders’ positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
›	Management’s efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and
›	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›
Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in

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certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›
Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

›
The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

›	Financial issues:
›	The company’s financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company’s cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›
Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and
›	Minority versus majority ownership and corresponding minority discount or majority control premium.

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.

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›	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
›	Market reaction:
›	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization; and
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›
Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

›
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

›
Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

›	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›
Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

›	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

›	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
›
Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

›
Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

›	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[12] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

9 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
10 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
11 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
12 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
›	New or extended agreements that provide for:
›	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed awards;
›	A single or common performance metric used for short- and long-term incentives;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Full acceleration of equity awards granted shortly before the change in control;
›	Excessive cash severance (generally >3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
›	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[13] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

13 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year- over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
›	The cancellation of underwater options in exchange for stock awards; or
›	Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

14 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

›	Severity of the pay-for-performance misalignment;
›	Whether problematic equity grant practices are driving the misalignment; and/or
›	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or
›	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
›	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
›	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote against qualified employee stock purchase plans where any of the following apply:

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management’s control?;
›	Is this a value-for-value exchange?;
›	Are surrendered stock options added back to the plan reserve?;
›	Option vesting--does the new option vest immediately or is there a black-out period?;
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered

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using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

›	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;

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›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

›	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;
›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›          The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

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›          If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›          The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance- based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;
›
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›          The triggering mechanism should be beyond the control of management;

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›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›
The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.  SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:
›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company’s business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›          Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›          Whether the company has adequately disclosed the financial risks of the products/practices in question;
›          Whether the company has been subject to violations of related laws or serious controversies; and
›          Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
›          Recent related fines, controversies, or significant litigation;

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›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

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›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

›	The scope and structure of the proposal;
›	The company’s current level of disclosure on renewable energy use and GHG emissions; and
›	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and
›	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;

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›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company’s current level of disclosure of relevant policies and oversight mechanisms;
›	The company’s current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company’s existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

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›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

›	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	The scope and prescriptive nature of the proposal;
›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

›	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8.	MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:
›	Past performance relative to its peers;
›	Market in which the fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:
›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
›	Stated specific financing purpose;
›	Possible dilution for common shares;

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›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund’s target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:
›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:
›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
›	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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›	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:
›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

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PPM FUNDS

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (Funds) of the Registrant.

Item 28. Exhibits

(a)	(1)		Amended and Restated Declaration of Trust of Registrant dated March 12, 2018.[2]

(b)	(1)		By-Laws of Registrant dated November 9, 2017.[1]

(c)			Not Applicable.

(d)	(1)		Investment Advisory and Management Agreement between PPM America, Inc. (“PPM”) and Registrant dated February 15, 2018.[2]

(e)	(1)		Distribution Agreement between Registrant and Jackson National Life Distributors LLC (“JNLD”) dated February 15, 2018. [2]

(f)			Not Applicable.

(g)	(1)	(i)	Master Custodian Agreement between JNL/PPM America Floating Rate Income Fund and State Street Bank and Trust Company (“State Street”) (the “Custody Agreement”) dated December 30, 2010.[2]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[2]

		(iii)	Revised Amendment dated April 27, 2015, to Custody Agreement dated December 30, 2010.[2]

		(iv)	Amendment, effective September 28, 2015, to the Custody Agreement dated December 30, 2010.[2]

		(v)	Amendment, effective April 25, 2016, to the Custody Agreement dated December 30, 2010.[2]

		(vi)	Amendment, effective September 19, 2016, to the Custody Agreement dated December 30, 2010.[2]

		(vii)	Amendment, effective April 24, 2017, to the Custody Agreement dated December 30, 2010.[2]

		(viii)	Amendment, effective September 25, 2017, to the Custody Agreement dated December 30, 2010.[2]

		(ix)	Amendment, effective March 9, 2018, to the Custody Agreement dated December 30, 2010.[2]

(h)	(1)		Revised Administration Agreement between Registrant and Jackson National Asset Management, LLC (“JNAM”) dated February 15, 2018, attached hereto.

	(2)	(i)	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. dated February 15, 2018.[2]

		(ii)	Amended and Restated Schedules A and C, effective April 30, 2018, to the Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. dated February 15, 2018, attached hereto.

		(iii)	Second Amended and Restated Schedules A and C, effective July 16, 2018, to the Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. dated February 15, 2018, attached hereto.

	(3)		Expense Limitation Agreement between Registrant and PPM dated February 15, 2018.[2]

(4)
Plan of Reorganization of JNL Strategic Income Fund LLC, dated June 29, 2018, regarding the JNL/PPM America Strategic Income Fund (the Acquired Fund) and Registrant regarding its PPM Strategic Income Fund (the Acquiring Fund), attached hereto.

(i)			Opinion and Consent of Counsel, attached hereto.

(j)			Consent of Auditors, attached hereto.

(k)			Not Applicable.

(l)	(1)		Initial Capital Agreement between Registrant and PPM dated March 1, 2018.[2]

(m)	(1)		Not Applicable.

(n)	(1)		Not Applicable.

(o)			Not Applicable.

(p)			Code of Ethics for Registrant, PPM, JNAM, and JNLD (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT).[2]

[1]
Incorporated by reference to Registrant’s initial registration statement on Form N-1A (333-221579; 811-23308) (“Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on November 15, 2017.

[2]	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement filed with the SEC on March 16, 2018.

Item 29. Persons controlled by or under Common Control with Registrant.

None.

Item 30. Indemnification.

Amended and Restated Declaration of Trust:  Article IV of the Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”) provides that each of its Trustees and Officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a “Covered Person”) shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article IV, Section 4.3 of the Registrant’s Declaration of Trust provides the following:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

		(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

		(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 4.3 of the Declaration of Trust, a “Non-interested Trustee” is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Indemnification Arrangements: The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of PPM America, Inc. (“PPM”) contained in the section entitled “Management of the Funds” of the Prospectus, and the biographical information pertaining to Messrs. Barnicle, Koors, Mandich, Markowitz, Nerud, and O’Boyle; and Mses. Bennett, Capasso,  McDermott, Paulzine, and Rhee, contained in the section entitled “Trustees and Officers of the Trust” and the description of PPM contained in the section entitled “Investment Adviser and Other Service Providers” of the Statement of Additional Information.

Directors and Officers of PPM:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Chad Myers	1 Corporate Way Lansing, MI 48951	Director and Chairman of the Board

Mark Mandich	225 W. Wacker Drive, Suite 1200 Chicago, IL 60606	Director, Chief Executive Officer and President

Brad Harris	300 Innovation Drive Franklin, TN 37067	Director

Craig Smith	225 W. Wacker Drive, Suite 1200 Chicago, IL 60606	Director and Chief Investment Officer

Alison Reed	300 Innovation Drive Franklin, TN 37067	Director

Tom Barrus	225 W. Wacker Drive, Suite 1200 Chicago, IL 60606	Senior Vice President and Chief Compliance Officer

Thomas Barnicle	225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Executive Vice President and Chief Administrative Officer

Grant Davidson	225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Senior Vice President, Chief Financial Officer and Treasurer

Mary Capasso	225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Senior Vice President, General Counsel, and Secretary

Wes Wetherell	1 Corporate Way Lansing, MI 48951 Chicago, IL 60606	Assistant Secretary

Kristan Richardson	1 Corporate Way Lansing, MI 48951	Assistant Secretary

Emily Kenna	225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President and Assistant Secretary

Item 32. Principal Underwriters.

(a)
Jackson National Life Distributors LLC (“JNLD”) acts as general distributor for the Registrant.  JNLD also acts as general distributor for the Jackson National Separate Account I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, Jackson Variable Series Trust, JNL Investors Series Trust, JNL Series Trust, and JNL Variable Fund LLC.

(b)	Directors and Officers of JNLD:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:	POSITIONS AND OFFICES WITH FUND

Gregory P. Cicotte 300 Innovation Drive Franklin TN, 37067	Manager, President and Chief Executive Officer	N/A

Michael Falcon 300 Innovation Drive Franklin, TN 37067	Chairperson	N/A

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager	N/A

Bradley O. Harris 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Emilio Pardo 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Heather R. Strang 1 Corporate Way Lansing, MI 48951	Manager	N/A

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel	N/A

Yesenia Akright 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Ty Anderson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Lisa Backens 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Ed Balsmann 300 Innovation Drive Franklin TN, 37067	Senior Vice President and Chief Compliance Officer	N/A

J. Edward Branstetter, Jr. 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Bill Burrow 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Lauren Caputo 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Christopher Ciavarra 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Court Chynces 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kevin Donovan 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Ashley S. Golson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Dana Rene Malesky Flegler 1 Corporate Way Lansing, MI 48951	Vice President	N/A

Elizabeth Griffith 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Paul Hardy 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Mona Hernandez 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Thomas Hurley 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Amanda Jenkins 1 Corporate Way Lansing, MI 48951	Assistant Secretary	N/A

Mark Jones 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Matt Lemieux 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kristine Lowry 300 Innovation Drive Franklin TN, 37067	Vice President, FinOp & Controller	N/A

Heather Mayes 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Greg Masucci 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Tim Munsie 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Kevin Nuttall 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Joseph Patracuollo 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Allison Pearson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Laura Pleake 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Kimberly Plyler 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Alison Reed 300 Innovation Drive Franklin TN, 37067	Executive Vice President, Operations	N/A

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary	N/A

Ryan Riggen 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Scott Romine 300 Innovation Drive Franklin TN, 37067	President of Advisory Solutions	N/A

Sam Rosenbrock 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Marc Socol 300 Innovation Drive Franklin TN, 37067	Executive Vice President, National Sales Manager	N/A

Daniel Starishevsky 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Molly Stevens 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Brian Sward 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Jeremy Swartz 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Jeffrey Toerne 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Nicki Unrein 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Christian Von Allmen 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Sutton White 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Byron Wilson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Sharon Wilson 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Myles Womack 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Phil Wright 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

(c)	The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and the following locations:

Office of the Administrator: Jackson National Asset Management, LLC	1 Corporate Way Lansing, Michigan 48951

Office of the Custodian: State Street Bank and Trust Company	200 Newport Avenue Josiah Quincy Building – Floor 5 North Quincy, Massachusetts 02171

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and the State of Illinois on the 26th day of April 2019.

PPM Funds

/s/ Emily J. Bennett
Emily J. Bennett
Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Kevin Callahan by Emily J. Bennett *	April 26, 2019
Kevin Callahan
Trustee

/s/ Ronald A. Nyberg by Emily J. Bennett *	April 26, 2019
Ron Nyberg
Trustee

/s/ Janet Olsen by Emily J. Bennett *	April 26, 2019
Janet Olsen
Trustee

/s/ Mark B. Mandich by Emily J. Bennett *	April 26, 2019
Mark B. Mandich
Trustee, Chief Executive Officer, and President

/s/ Mark D. Nerud by Emily J. Bennett *	April 26, 2019
Mark D. Nerud
Principal Executive Officer

/s/ Daniel W. Koors by Emily J. Bennett *	April 26, 2019
Daniel W. Koors
Vice President, Treasurer and Principal Financial Officer

* By Emily J. Bennett, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of the PPM Funds, a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of the PPM Funds, hereby constitute and appoint Emily J. Bennett, Mary Capasso, Rebecca A. Paulzine and Susan S. Rhee, his/her attorney, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Kevin Callahan	January 1, 2019
Kevin Callahan
Trustee

/s/ Ronald A. Nyberg	January 1, 2019
Ronald A. Nyberg
Trustee

/s/ Janet Olsen	January 1, 2019
Janet Olsen
Trustee

/s/ Mark B. Mandich	January 1, 2019
Mark B. Mandich
Trustee, Chief Executive Officer, and President

/s/ Mark D. Nerud	January 1, 2019
Mark D. Nerud
Principal Executive Officer

/s/ Daniel W. Koors	January 1, 2019
Daniel W. Koors
Vice President, Treasurer and Principal Financial Officer

EXHIBIT LIST

Exhibit Number 28			Exhibit Description

(h)	(1)		Revised Administration Agreement between Registrant and Jackson National Asset Management, LLC dated February 15, 2018, attached hereto as EX 99.28(h)(1).

	(2)	(ii)
Amended & Restated Schedules A and C, effective April 30, 2018, to the Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. dated February 15, 2018, attached hereto as EX 99.28(h)(2)(ii).

(iii)
Second Amended and Restated Schedules A and C, effective July 16, 2018, to the Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. dated February 15, 2018, attached hereto as EX 99.28(h)(2)(iii)

(4)
Plan of Reorganization of JNL Strategic Income Fund LLC, dated June 29, 2018, regarding the JNL/PPM America Strategic Income Fund (the Acquired Fund) and Registrant regarding its PPM Strategic Income Fund (the Acquiring Fund), attached hereto as EX 99.28(h)(4).

(i)			Opinion and Consent of Counsel, attached hereto as EX 99.28(i).

(j)			Consent of Auditors, attached hereto as EX 99.28(j).